                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                         DATED AS OF DECEMBER 26, 2002,

                                  BY AND AMONG

                                CASTLE SPFD, LLC,
                                   AS SELLER,

                               A.M. CASTLE & CO.,
                               AS MASTER SERVICER,

                TOTAL PLASTICS, INC. AND OLIVER STEEL PLATE CO.,
                               EACH AS A SERVICER,

                              CASTLE IND MGR, INC.,
                             AS INDEPENDENT MEMBER,

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                    AS PURCHASER AND AS ADMINISTRATIVE AGENT

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                                TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS AND INTERPRETATION...........................................      2
Section 1.01. Definitions...........................................................      2
Section 1.02. Rules of Construction.................................................      2

ARTICLE II. AMOUNTS AND TERMS OF PURCHASES..........................................      2
Section 2.01. Purchases.............................................................      2
Section 2.02. Optional Changes in Maximum Purchase Limit............................      2
Section 2.03. Investment Base Certificates; Notices Relating to Purchases...........      3
Section 2.04. Conveyance of Receivables and Related Security........................      4
Section 2.05. Facility Termination Date.............................................      6
Section 2.06. Daily Yield...........................................................      6
Section 2.07. Fees..................................................................      6
Section 2.08. Time and Method of Payments...........................................      6
Section 2.09. Capital Requirements; Additional Costs; Illegality....................      8
Section 2.10. Breakage Costs........................................................      9
Section 2.11. Purchase Excess.......................................................      9

ARTICLE III. CONDITIONS PRECEDENT...................................................      9
Section 3.01. Conditions to Effectiveness of Agreement..............................      9
Section 3.02. Conditions Precedent to All Purchases.................................     11

ARTICLE IV. REPRESENTATIONS AND WARRANTIES..........................................     13
Section 4.01. Representations and Warranties of the Seller..........................     13
Section 4.02. Representations and Warranties of the Servicers.......................     20
Section 4.03. Representations and Warranties of the Independent Member..............     20

          ARTICLE V. GENERAL COVENANTS OF THE SELLER AND THE
                  INDEPENDENT MEMBER................................................     24
Section 5.01. Affirmative Covenants of the Seller...................................     24
Section 5.02. Reporting Requirements of the Seller; Bringdown Certificates..........     26
Section 5.03. Negative Covenants of the Seller......................................     27
Section 5.04. Affirmative Covenants of Independent Member...........................     29
Section 5.05. Negative Covenants of Independent Member..............................     30

ARTICLE VI. COLLECTIONS AND DISBURSEMENTS...........................................     32
Section 6.01. Establishment of Accounts.............................................     32
Section 6.02. Funding of Collection Account.........................................     35
Section 6.03. Daily Disbursements From the Collection Account; Revolving Period.....     35
Section 6.04. [Reserved]............................................................     36
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                                                         and Servicing Agreement

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
Section 6.05. Liquidation Settlement Procedures............................................     36
Section 6.06. Termination Procedures.......................................................     37

ARTICLE VII. SERVICER PROVISIONS...........................................................     38
Section 7.01. Appointment of the Servicers.................................................     38
Section 7.02. Duties and Responsibilities of the Servicers.................................     38
Section 7.03. Collections on Receivables and the Related Security..........................     38
Section 7.04. Authorization of the Servicers...............................................     39
Section 7.05. Servicing Fees...............................................................     40
Section 7.06. Representations and Warranties of the Servicers..............................     41
Section 7.07. Covenants of the Servicers...................................................     42
Section 7.08. Reporting Requirements of the Servicers......................................     42

ARTICLE VIII. GRANT OF SECURITY INTERESTS..................................................     43
Section 8.01. Seller's Grant of Security Interest..........................................     43
Section 8.02. Seller's Certification.......................................................     43
Section 8.03. [Reserved]...................................................................     44
Section 8.04. Delivery of Collateral.......................................................     44
Section 8.05. Seller Remains Liable........................................................     44
Section 8.06. Covenants of the Seller and the Servicers Regarding the Seller Collateral....     45

ARTICLE IX. TERMINATION EVENTS.............................................................     48
Section 9.01. Termination Events...........................................................     48
Section 9.02. Events of Servicer Termination...............................................     52

ARTICLE X. REMEDIES........................................................................     54
Section 10.01. Actions Upon Termination Event..............................................     54
Section 10.02. Exercise of Remedies........................................................     56
Section 10.03. Power of Attorney...........................................................     56
Section 10.04. Continuing Security Interest................................................     56

ARTICLE XI. SUCCESSOR SERVICER PROVISIONS..................................................     56
Section 11.01. Servicers Not to Resign.....................................................     56
Section 11.02. Appointment of the Successor Servicer.......................................     57
Section 11.03. Duties of the Servicer......................................................     57
Section 11.04. Effect of Termination or Resignation........................................     57

ARTICLE XII. INDEMNIFICATION...............................................................     58
Section 12.01. Indemnities by the Seller...................................................     58
Section 12.02. Indemnities by the Servicers................................................     59
Section 12.03. Limitation of Damages; Indemnified Persons..................................     60

ARTICLE XIII. AGENT........................................................................     61
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                                                         and Servicing Agreement

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
Section 13.01. Authorization and Action.....................................................     61
Section 13.02. Reliance.....................................................................     61
Section 13.03. GE Capital and Affiliates....................................................     62

ARTICLE XIV. MISCELLANEOUS..................................................................     62
Section 14.01. Notices......................................................................     62
Section 14.02. Binding Effect; Assignability by Seller and the Servicers; Assignment and
               Participations by the Purchaser..............................................     62
Section 14.03. Termination; Survival of Seller Secured Obligations Upon Facility
               Termination Date.............................................................     65
Section 14.04. Costs, Expenses and Taxes....................................................     65
Section 14.05. Confidentiality..............................................................     67
Section 14.06. Complete Agreement; Modification of Agreement................................     68
Section 14.07. Amendments and Waivers.......................................................     68
Section 14.08. No Waiver; Remedies..........................................................     68
Section 14.09. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER
               OF JURY TRIAL................................................................     68
Section 14.10. Counterparts.................................................................     70
Section 14.11. Severability.................................................................     70
Section 14.12. Section Titles...............................................................     70
Section 14.13. Further Assurances...........................................................     70

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                                                         and Servicing Agreement

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                         EXHIBITS, SCHEDULES AND ANNEXES

Exhibit 2.02(a)                    Form of Commitment Reduction Notice
Exhibit 2.02(b)                    Form of Commitment Termination Notice
Exhibit 2.03(a)(i)                 Form of Investment Base Certificate
Exhibit 2.03(a)(ii)                Form of Monthly Report
Exhibit 2.03(b)                    Form of Capital Purchase Request
Exhibit 2.03(c)                    Form of Repayment Notice
Exhibit 2.04(a)                    Form of Purchase Assignment
Exhibit 5.02                       Form of Bringdown Certificate
Exhibit 10.03                      Form of Power of Attorney
Exhibit A                          Credit and Collection Policy
Exhibit B                          Form of Extended Term Promissory Note

Schedule 4.01(b)                   Seller's Executive Offices; Collateral Locations; Legal or Other
                                   Names
Schedule 4.01(c)(v)
Schedule 4.01(h)                   Outstanding Equity Interests
Schedule 4.01(i)                   Taxes
Schedule 4.01(r)                   Deposit and Disbursement Accounts

Annex 5.02                         Reporting Requirements of the Seller
Annex 7.02                         Investment Reports
Annex X                            Definitions
Annex Y                            Schedule of Documents
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                                                         and Servicing Agreement

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

            THIS RECEIVABLES PURCHASE AND SERVICING AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement") is entered into as of December 26, 2002, by and among Castle SPFD, LLC, a Delaware limited liability company (the "Seller"), A. M. CASTLE & CO., a
Maryland corporation (the "Parent" and, in its capacity as the master servicer hereunder, the "Master Servicer"), oliver steel plate co., a Delaware corporation ("Oliver Steel"), TOTAL PLASTICS, INC., a Michigan corporation
("Total Plastics"), each in its capacity as servicer hereunder (each, a "Servicer" and, together with the Master Servicer, the "Servicers"), CASTLE IND
MGR, INC., a Delaware corporation (the "Independent Member"), and GENERAL
ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as the purchaser (together with its successors and assigns, the "Purchaser") and as administrative agent for the Purchaser hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

            A. The Seller is a special purpose limited liability company owned by the Parent, Oliver Steel, KEYSTONE TUBE COMPANY, LLC, a Delaware limited liability company ("Keystone Tube"), Total Plastics (each, an "Originator" and collectively, the "Originators") and the Independent Member (the Independent
Member, the Originators, the Seller, and the Parent as performance guarantor being sometimes hereinafter referred to collectively as the "Seller Parties").

            B. The Seller has been formed for the purpose of purchasing, or otherwise acquiring by capital contribution, all trade receivables of the Parent and the other Originators other than certain designated receivables.

            C. The Seller intends to sell, and subject to the terms and conditions hereof, the Purchaser intends to purchase, undivided percentage interests in such trade receivables from time to time as described herein.

            D. The Administrative Agent has been requested and is willing to act as administrative agent on behalf of the Purchaser in connection with the making of such purchases.

            E. In order to effectuate the purposes of this Agreement, the Purchaser desires to appoint the Parent, as the Master Servicer, and Oliver
Steel and Total Plastics, each as a Servicer, to service, administer and collect the receivables acquired by the Purchaser pursuant to this Agreement and each of the Parent, Oliver Steel and Total Plastics is willing to act in such capacity as Servicers hereunder on the terms and conditions set forth herein.

                                                     A.M.Castle & Co. et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement


                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION

            Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Annex X.

            Section 1.02. Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Annex X shall govern. All Appendices hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                  ARTICLE II.

                         AMOUNTS AND TERMS OF PURCHASES

            Section 2.01. Purchases. From and after the Closing Date and until the Facility Termination Date and subject to the terms and conditions hereof, the Purchaser agrees to purchase Purchaser Interests (each such purchase hereunder, a "Purchase") from the Seller from time to time, and the Seller agrees to sell the Purchaser Interests to the Purchaser. Under no circumstances shall the Purchaser make any Purchase if, after giving effect thereto, a Purchase Excess would exist. Each purchase of the Purchaser Interest by the Purchaser hereunder shall consist of either (i) a purchase made by the Purchaser with new funds provided by the Purchaser (each, a "Capital Purchase") or (ii) a purchase made by the Purchaser with funds consisting of Collections allocated to the Purchaser Interests pursuant to the terms of this Agreement (each, a "Reinvestment Purchase").

            Section 2.02. Optional Changes in Maximum Purchase Limit.

            (a) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Seller may, not more than twice during each calendar year, reduce the Maximum Purchase Limit permanently; provided that (i) the Seller shall give ten Business Days' prior written notice of any such reduction to the Administrative Agent substantially in the form of
Exhibit 2.02(a) (each such notice, a "Commitment Reduction Notice"), (ii) any partial reduction of the Maximum Purchase Limit shall be in a minimum amount of $5,000,000 or an integral multiple thereof, (iii) no such reduction shall reduce the Maximum Purchase Limit below the greater of (x) Capital Investment at such time and

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                                                         and Servicing Agreement

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(y) $40,000,000, and (iv) any such reduction must be accompanied by payment of the fee required by Section 2.02(c).

            (b) The Seller may at any time on at least 90 days' prior written notice by the Seller to the Administrative Agent irrevocably terminate the Maximum Purchase Limit; provided that (i) such notice of termination shall be substantially in the form of Exhibit 2.02(b) (the "Commitment Termination Notice"), (ii) the Seller shall reduce the Capital Investment to zero and make all payments required by Section 2.03(c) at the time and in the manner specified therein, and (iii) such reduction must be accompanied by payment of the fees required by Section 2.02(c) and other fees required to be paid in accordance with the Fee Letter. Upon such termination, the Seller's right to request that the Purchaser make Purchases hereunder shall simultaneously terminate and the Facility Termination Date shall automatically occur.

            (c) If all or any portion of the Maximum Purchase Limit is reduced or terminated in accordance with this Section 2.02 or if the Seller has received an Election Notice pursuant to Section 2.01 of the Sale Agreement (i) prior to the first anniversary of the Closing Date, the Seller shall pay the Administrative Agent, for the account of the Purchaser, the First Year Early Termination Fee and (ii) on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date, the Seller shall pay the Administrative Agent, for the account of the Purchaser, an amount equal to the Second Year Early Termination Fee.

            (d) Each written notice required to be delivered pursuant to Sections 2.02(a) and (b) shall be irrevocable, shall be promptly delivered by the Administrative Agent to the Purchaser and shall be effective (i) on the day of receipt if received by the Administrative Agent not later than 1:00 p.m. (New York time) on any Business Day and (ii) on the immediately succeeding Business Day if received by the Administrative Agent after such time on such Business Day or if any such notice is received on a day other than a Business Day (regardless of the time of day such notice is received). Each such notice of termination or reduction shall specify, respectively, the amount of, or the amount of the proposed reduction in, the Maximum Purchase Limit.

            Section 2.03. Investment Base Certificates; Notices Relating to Purchases.

            (a) Investment Base Certificates.

                  (i) Not later than 11:00 a.m. (New York time) on Wednesday of each week, the Master Servicer, on behalf of itself and each other Servicer, shall deliver to the Administrative Agent for distribution to the Purchaser an Officer's Certificate for the period of the immediately preceding week in the form of Exhibit 2.03(a)(i) hereto (each, an "Investment Base Certificate"); provided that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables,

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                                                         and Servicing Agreement

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      the Related Security or the Seller Collateral insecure, the Parent shall deliver an Investment Base Certificate to the Administrative Agent for distribution to the Purchaser at such more frequent intervals as the Administrative Agent may request from time to time.

                  (ii) Not later than the 15th day of each month, commencing with January 15, 2003 (or if any such day is not a Business Day, the next succeeding Business Day thereafter), the Parent shall deliver to the Administrative Agent for distribution to the Purchaser a Monthly Report in the form of Exhibit 2.03(a)(ii) hereto.

                  (iii) Capital Investment Available shall be determined by the Administrative Agent based on information related to the Seller Collateral available to it, including (A) any information obtained in connection with any audit or reflected in the most recent Investment Base Certificate or any other Investment Report delivered to the Administrative Agent for distribution to the Purchaser or (B) any other information that may be available to the Purchaser and the Administrative Agent.

            (b) Notices Relating to Purchases. Each Purchase resulting in an increase in Capital Investment shall be made upon the provision of notice by the Seller to the Administrative Agent in the manner provided herein. Any such notice must be given in writing so that it is received no later than 1:00 p.m. (New York time) (i) one (1) Business Day immediately preceding the proposed Purchase Date set forth therein if a Purchase at the Index Rate is being requested, or (ii) at least two (2) LIBOR Business Days immediately preceding the proposed Purchase Date set forth therein if a Purchase at the LIBOR Rate is being requested. Each such notice (a "Capital Purchase Request") shall (i) be substantially in the form of Exhibit 2.03(b) hereto, (ii) be irrevocable and
(iii) specify the amount of the requested increase in Capital Investment (which shall be in an amount not less than $500,000) and the proposed Purchase Date (which shall be a Business Day), and shall include such other information as may be required by the Administrative Agent.

            (c) Repayment Notice. The Seller may at any time reduce the Capital Investment; provided that (i) the Seller shall give one Business Day's prior written notice of any such reduction to the Administrative Agent substantially in the form of Exhibit 2.03(c) hereto (each such notice, a "Repayment Notice"),
(ii) each such notice shall be irrevocable, (iii) each such notice shall specify the amount of the requested reduction in the Capital Investment and the proposed date of such reduction (which shall be a Business Day) and (iv) any such reduction must be accompanied by payment of (A) all Daily Yield accrued and unpaid on the Capital Investment being reduced through but excluding the date of such reduction and (B) the Breakage Costs, if any, required by Section 2.10. Any such notice of reduction must be received by the Administrative Agent no later than 4:00 p.m. (New York time) on the Business Day immediately preceding the date of the proposed reduction in Capital Investment.

            Section 2.04. Conveyance of Receivables and Related Security.

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                                                         and Servicing Agreement

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            (a) Purchase Assignment. On or prior to the Closing Date, the Seller shall complete, execute and deliver to the Administrative Agent for the benefit of the Purchaser an assignment substantially in the form of Exhibit 2.04(a) (the "Purchase Assignment") in order to evidence the Purchases.

            (b) Funding of Collection Account; Increases in Capital Investment.

                  (i) Funding of Collection Account by Purchaser. Following receipt of any Capital Purchase Request, and subject to satisfaction of the conditions set forth in Section 3.02, the Purchaser shall make available to or on behalf of the Seller on the Purchase Date specified therein the lesser of the requested increase in Capital Investment specified in such Capital Purchase Request and Capital Investment Available by depositing such amount in same day funds into the Collection Account.

                  (ii) Payment of Purchase Price. The Purchaser shall, or shall cause the Administrative Agent to, deposit into the Seller Account on each Business Day during the Revolving Period, in same day funds, all amounts on deposit in the Collection Account that are to be disbursed to or on behalf of the Seller pursuant to Section 6.03(d) as payment for the Purchaser Interests.

            (c) Vesting of Ownership.

                  (i) Effective on and as of each Purchase Date, the Administrative Agent on behalf of the Purchaser shall own the Purchaser Interests sold by the Seller hereunder on such Purchase Date. The Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in the Purchaser Interests.

                  (ii) The Seller shall indicate in its Records that interests in the Transferred Receivables and the Related Security have been sold hereunder and that ownership of such interests is vested in the Administrative Agent on behalf of the Purchaser. In addition, the Seller shall respond to any inquiries with respect to the ownership of any Transferred Receivable or the Related Security by stating that interests therein have been sold hereunder and that ownership of such interests is vested in the Administrative Agent for the benefit of the Purchaser. The Seller and the Master Servicer shall hold all Contracts and other documents and incidents relating to such Transferred Receivables and the Related Security in trust for the benefit of the Administrative Agent on behalf of the Purchaser, as the owner thereof, and for the sole purpose of facilitating the servicing of such Transferred Receivables. The Seller and the Master Servicer hereby acknowledge that their retention and possession of such Contracts and documents shall at all times be at the sole discretion of the Administrative Agent and in a custodial capacity for the Administrative Agent's (on behalf of the Purchaser) benefit only.

                                                     A.M.Castle & Co. et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement

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            (d) Repurchases of Transferred Receivables and Related Security. If
any Originator is required to repurchase Transferred Receivables and the Related Security from the Seller pursuant to Section 4.05 of the Sale Agreement, the Purchaser shall sell and reconvey the Purchaser Interests in such Transferred Receivables and the Related Security to the Seller for cash in an amount equal to the Outstanding Balance of the Receivables being repurchased.

            Section 2.05. Facility Termination Date. Notwithstanding anything to the contrary set forth herein, the Purchaser shall not have any obligation to purchase any additional Purchaser Interests from and after the Facility Termination Date.

            Section 2.06. Daily Yield.

            (a) The Seller shall pay Daily Yield to the Administrative Agent, for the account of the Purchaser, for each day on which any Capital Investment is outstanding, in the manner and at the times specified in Sections 6.03 and 6.05.

            (b) Notwithstanding the foregoing, the Seller shall pay interest at the applicable Daily Yield Rate on unpaid Daily Yield and on any other amount payable by the Seller hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is indefeasibly paid in full.

            (c) Solely for purposes of calculating Daily Yield, funds will be deemed to be credited to the outstanding Capital Investment one day after receipt thereof.

            Section 2.07. Fees.

            (a) The Seller shall pay to the Administrative Agent, for the account of itself and/or the Purchaser, such fees as set forth in the Fee Letter, in the amounts, at the times and in the manner specified therein.

            (b) On each Settlement Date, the Seller shall pay to the Master Servicer or to its Successor Servicer, as applicable, the Servicing Fee or the Successor Servicing Fees and Expenses, respectively, in each case to the extent of available funds therefor as provided in Section 6.03(b). On each Settlement Date, the Master Servicer or its Successor Servicer shall pay to each other Servicer or Successor Servicer the Applicable Servicing Fee.

            Section 2.08. Time and Method of Payments.

            (a) Subject to the provisions of Sections 6.02, 6.03, and 6.05, all payments in reduction of Capital Investment and all payments of Daily Yield, fees and other amounts payable by the Seller hereunder shall be made in Dollars, in immediately available funds, to the Administrative Agent (for its account or the account of the Purchaser, the Affected Parties or Indemnified Persons) not later than 11:00 a.m. (New York time) on the due date therefor. Any

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                                                               Castle SPFD, LLC,
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                                                         and Servicing Agreement

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such payment made on such date but after such time shall be deemed to have been made on, and Daily Yield shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any such payment becomes due on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and Daily Yield thereon shall be payable during such extension. The Administrative Agent is hereby authorized to add the amount of any Daily Yield, fees and other amounts payable by the Seller hereunder which are not paid when due to the Capital Investment.

            (b) Any and all payments by the Seller hereunder shall be made in accordance with this Section 2.08 without setoff or counterclaim and free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, excluding taxes on or measured by the net income of any Affected Party imposed by the United States, the Affected Party's jurisdiction of organization (or, in the case of an individual, the jurisdiction in which such individual's primary residence is located) or any other jurisdiction in which such Affected Party has established a taxable nexus, other than in connection with the transactions contemplated hereby, and by the Sale Agreement on or measured by the overall net income of such Affected Party to the extent that the computation of such taxes is consistent with the Intended Characterization (such non-excluded taxes, levies, imposts, deductions, charges and withholdings being "Indemnified Taxes"). If the Seller shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) the Affected Party entitled to receive any such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller shall make such deductions, and (iii) the Seller shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. The Seller may contest in good faith, by appropriate proceedings, the validity or amount of any charges or claims to a taxing authority as long as (A) adequate reserves with respect to such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (E) none of the Purchaser or the Administrative Agent has advised the Seller in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect. Within 30 days after the date of any payment of Indemnified Taxes, the Seller shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. The Seller shall indemnify any Affected Party from and against, and, within ten days of demand therefor, pay any Affected Party for, the full amount of Indemnified Taxes (together with any taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by such Affected Party and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted.

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                                                         and Servicing Agreement

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            Section 2.09. Capital Requirements; Additional Costs; Illegality.

            (a) If the Administrative Agent on behalf of any Affected Party shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by such Affected Party with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Affected Party against commitments made by it under this Agreement or any other Related Document and thereby reducing the rate of return on such Affected Party's capital as a consequence of its commitments hereunder or thereunder, then the Seller shall from time to time upon demand by the Administrative Agent pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for such reduction together with interest thereon from the date of any such demand until payment in full at the applicable Daily Yield Rate. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by the Administrative Agent to the Seller shall be final, binding and conclusive on the parties hereto (absent manifest error) for all purposes.

            (b) If, due to any Regulatory Change, there shall be any increase in the cost to any Affected Party of agreeing to make or making, funding or maintaining any commitment hereunder, under any other Related Document, including with respect to any Purchases or Capital Investment, or any reduction in any amount receivable by such Affected Party hereunder or thereunder, including with respect to the Purchases or Capital Investment (any such increase in cost or reduction in amounts receivable are hereinafter referred to as "Additional Costs"), then the Seller shall, from time to time upon demand by the Administrative Agent, pay to the Administrative Agent on behalf of such Affected Party additional amounts sufficient to compensate such Affected Party for such Additional Costs together with interest thereon from the date demanded until payment in full thereof at the applicable Daily Yield Rate. Such Affected Party agrees that, as promptly as practicable after it becomes aware of any circumstance referred to above that would result in any such Additional Costs, it shall, to the extent not inconsistent with its internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by the Seller pursuant to this Section 2.09(b).

            (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for the Purchaser to agree to make or to make or to continue to fund or maintain any Purchase at the LIBOR Rate, then, unless the Purchaser is able to make or to continue to fund or to maintain such Purchase at the LIBOR Rate at another branch or office of the Purchaser without, in Purchaser's opinion, adversely affecting it or its Purchases or the income obtained therefrom, on notice thereof and demand therefor by the Purchaser to Seller, Seller shall forthwith

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(i) repurchase all outstanding Purchases at the LIBOR Rate; or (ii) convert all
Purchases at the LIBOR Rate into the Purchases at the Index Rate.

            (d) Determinations by any Affected Party for purposes of this
Section 2.09 of the effect of any Regulatory Change on its costs of making, funding or maintaining any commitments hereunder, under any other Related Document or on amounts receivable by it hereunder or thereunder or of the additional amounts required to compensate such Affected Party in respect of any Additional Costs shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

            Section 2.10. Breakage Costs. The Seller shall pay to the Administrative Agent for the account of the Purchaser, upon request of the Purchaser, such amount as shall compensate the Purchaser for any loss, cost or expense incurred by the Purchaser (as determined by the Purchaser) as a result of any reduction by the Seller in Capital Investment at the LIBOR Rate (and accompanying loss of Daily Yield thereon) other than on the maturity date of the financing used to fund such Capital Investment, which compensation shall include an amount equal to any loss or expense incurred by the Purchaser during the period from the date of such reduction to (but excluding) such maturity date if the rate of interest obtainable by the Purchaser upon the redeployment of funds in an amount equal to such reduction is less than the interest rate applicable to such financing source (any such loss, cost or expense, "Breakage Costs"). The determination by the Purchaser of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be final, binding and conclusive on the Seller (absent manifest error) for all purposes.

            Section 2.11. Purchase Excess. On each Business Day during the Revolving Period and after completion of the disbursements specified in Section 6.03, the Administrative Agent shall notify the Seller and the Master Servicer of any Purchase Excess on such day, and the Seller shall deposit the amount of such Purchase Excess in the Collection Account by 11:00 a.m. (New York time) on the immediately succeeding Business Day.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

            Section 3.01. Conditions to Effectiveness of Agreement. The Purchaser shall not be obligated to purchase Purchaser Interests hereunder on the occasion of the initial Purchase, nor shall the Purchaser or the Administrative Agent be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Purchaser and the Administrative
Agent:

            (a) Purchase Agreement; Other Related Documents. This Agreement shall have been duly executed by, and delivered to, the parties hereto and the Purchaser and the

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Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Purchaser and the Administrative Agent shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, each in form and substance satisfactory to the Purchaser and the Administrative Agent.

            (b) Governmental Approvals. Each of the Seller Parties shall have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Related Documents to which such Seller Party is a party and the consummation of the transactions contemplated hereby or thereby and the Administrative Agent shall have received an Officer's Certificate from each of the Seller and the Master Servicer, in form and substance satisfactory to the Administrative Agent, affirming that all such consents and approvals have been obtained or that no such consents or approvals are required, as the case may be.

            (c) Compliance with Laws. Each of the Seller Parties shall be in compliance with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 5.01(a), where failure to so comply could not reasonably be expected to have or result in a Material Adverse Effect.

            (d) Payment of Fees. The Seller shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and the Fee Letter, and shall have reimbursed the Purchaser for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Related Documents, including the Purchaser's legal and audit expenses, and other document preparation costs.

            (e) Representations and Warranties. Each representation and warranty by any of the Seller Parties contained herein and in each other Related Document to which such Seller Party is a party shall be true and correct as of the Closing Date, except to the extent that such representation or warranty expressly relates solely to an earlier date.

            (f) No Termination Event. No Incipient Termination Event or Termination Event hereunder or any "Event of Default" under (and as defined in) the Permitted Outstanding Debt Documents shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the Closing Date.

            (g) [Reserved]

            (h) Consents. The Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, fully executed copies of all consents required from the holders of the Permitted Outstanding Debt necessary to permit the transactions contemplated by the Sale Agreement and hereby and an Officer's Certificate, in form and substance reasonably satisfactory to the Administrative Agent, affirming that no additional

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consents or approvals are required or that no such consents or approvals are required, as the case may be, and that the execution, delivery and performance of the Sale Agreement and this Agreement do not violate any term or provision of any Permitted Outstanding Debt Document.

            (i) [Reserved].

            (j) Landlord Waivers. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, fully executed landlord waivers for each leased location of Originators, Servicers and Seller where such Person maintains (i) books, records, Contracts, Servicing Software or other information regarding the Transferred Receivables or the Related Security or (ii) chattel paper or instruments that are Transferred Receivables or the Related Security.

            (k) Consummation of Related Transactions. The Administrative Agent shall have received fully executed copies of all agreements and documents pursuant to which the Parent has issued its preferred Equity Interest and evidence that Parent received no less than $10,000,000 of the capital contribution in cash therefor.

            (l) Opening Available Accounts Receivables. The Capital Investment Available (calculated without giving effect to the establishment of the Availability Reserve) on the Closing Date shall be at least $12,000,000.

            (m) Opening Reports. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (i) a Monthly Report for the month ending on or most recently ending prior to the Closing Date and (ii) the Investment Base Certificates for the two-week period ended on or most recently ended prior to the Closing Date.

            (n) Credit and Collection Policies. The Credit and Collection Policy of each Originator shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (o) Termination of Existing Securitization. The Administrative Agent shall have received duly executed payoff, transfer, reassignment and termination agreements, each in form and substance reasonably satisfactory to the Administrative Agent, by and between parties to the PNC Bank National Association receivables purchase documents, evidencing repayment in full of all obligations thereunder, together with (i) UCC-3 or other appropriate termination statements, in form and substance satisfactory to the Administrative Agent, releasing all liens of PNC Bank National Association and others upon any of the personal property of each Originator, and (i) termination of all blocked account agreements, bank agency agreements or other similar agreements or arrangements or arrangements in favor of PNC Bank National Association or relating to the obligations to PNC Bank National Association.

            Section 3.02. Conditions Precedent to All Purchases. The Purchaser shall not be obligated to purchase Purchaser Interests hereunder on any Purchase Date if, as of the date thereof:

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            (a) any representation or warranty of the Seller, any Servicer or the Independent Member contained herein or in any of the other Related Documents shall be untrue or incorrect as of such date, either before or after giving effect to the Purchase of Purchaser Interests on such date and to the application of the proceeds therefrom, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement;

            (b) any event shall have occurred, or would result from the Purchase of Purchaser Interests on such Purchase Date or from the application of the proceeds therefrom, that constitutes (i) a Termination Event or an Event of Servicer Termination, or (ii) except in the case of Reinvestment Purchases, an Incipient Servicer Termination Event or an Incipient Termination Event;

            (c) the Seller or any Servicer is not in compliance with any of its covenants or other agreements set forth herein;

            (d) the Facility Termination Date shall have occurred;

            (e) either before or after giving effect to such Purchase and to the application of the proceeds therefrom, a Purchase Excess would exist;

            (f) the Purchaser Interests sold hereunder would, after giving effect to such purchase, exceed 100%;

            (g) any of the Seller Parties shall fail to have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Administrative Agent (on behalf of the Purchaser), as the Purchaser or the Administrative Agent may reasonably request;

            (h) the Administrative Agent has not received any of the Monthly Reports and Investment Base Certificates in accordance with Section 2.03 or any of the Financial Statements, notices or other information in accordance with
Section 5.02;

            (i) the aggregate Outstanding Balance of Transferred Receivables exceeds $85,000,000; or

            (j) the Administrative Agent shall have determined that any event or condition has occurred that has had, or could reasonably be expected to have or result in, a Material Adverse Effect.

The delivery by the Seller of a Capital Purchase Request and the acceptance by the Seller of the funds from such Capital Purchase on any Purchase Date shall be deemed to constitute, as of any such Purchase Date, a representation and warranty by the Seller that the conditions in this Section 3.02 have been satisfied.

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                                  ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

            Section 4.01. Representations and Warranties of the Seller. To induce the Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action hereunder, the Seller makes the following representations and warranties to the Purchaser and the Administrative Agent as of the Closing Date and, except to the extent provided otherwise below, as of each Purchase Date, each and all of which shall survive the execution and delivery of this Agreement.

            (a) Legal Existence; Compliance with Law. The Seller (i) is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware (which is Seller's only state of organization); (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite limited liability company power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate of formation and limited liability company agreement; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

            (b) Executive Offices; Collateral Locations; Legal or Other Names; Organizational Identification Number; FEIN. As of the Closing Date, the current location of the Seller's chief executive office, principal place of business, other offices, the warehouses and premises within which any Seller Collateral is stored or located, and the locations of its records concerning the Seller Collateral (including originals of the Seller Assigned Agreements) are set forth in Schedule 4.01(b) and none of such locations has changed within the past 12 months (or such shorter time as the Seller has been in existence). During the prior five years (or such shorter time as the Seller has been in existence), except as set forth in Schedule 4.01(b), the Seller has not been known as or used any legal, fictitious or trade name. In addition, Schedule 4.01(b) lists the organizational identification number issued by Seller's state of organization or states that no such number has been issued and lists the federal employer identification number of the Seller.

            (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other Related Documents to which it is a party, the creation and perfection of all Liens and ownership interests provided for therein: (i) are

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within the Seller's limited liability company powers; (ii) have been duly authorized by all necessary or proper limited liability company and Equity Holder action; (iii) do not contravene any provision of the Seller's certificate of formation or limited liability company agreement; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority;
(v) except as set forth on Schedule 4.01(c)(v), do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Seller or any Originator is a party or by which the Seller or any Originator or any of the property of the Seller or any Originator is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Seller or any Originator; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in
Section 3.01(b). The exercise by the Purchaser, the Seller or the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Purchaser or the Administrative Agent, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(b). On or prior to the Closing Date, each of the Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms.

            (d) No Litigation. No Litigation is now pending or, to the knowledge of the Seller, threatened against the Seller that (i) challenges the Seller's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the Related Security or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) could reasonably be expected to have or result in, either individually or in the aggregate, a Material Adverse Effect. As of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Seller.

            (e) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Related Documents and
(ii) the payment and accrual of all transaction costs in connection with the foregoing, the Seller is and will be Solvent.

            (f) Material Adverse Effect. Since the date of the Seller's organization, (i) the Seller has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Seller or has

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become binding upon the Seller's assets and no law or regulation applicable to the Seller has been adopted that has had or could reasonably be expected to have or result in a Material Adverse Effect and (iii) the Seller is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Seller is a party that alone or in the aggregate could reasonably be expected to have or result in a Material Adverse Effect. Since the date of the Seller's organization, no event has occurred that alone or together with other events could reasonably be expected to have or result in a Material Adverse Effect.

            (g) Ownership of Property; Liens. No Transferred Receivable or the Related Security is subject to any Adverse Claim, none of the other properties and assets of the Seller are subject to any Adverse Claims other than Permitted Seller Encumbrances, and there are no facts, circumstances or conditions known to the Seller that may result in (i) with respect to the Transferred Receivables and the Related Security, any Adverse Claims (including Adverse Claims arising under Environmental Laws) and (ii) with respect to its other properties and assets, any Adverse Claims (including Adverse Claims arising under Environmental
Laws) other than Permitted Seller Encumbrances. The Seller has received all assignments, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Seller's right, title and interest in and to the Transferred Receivables and the Related Security and its other properties and assets. The Seller has rights in and the power to transfer the Transferred Receivables and the Related Security. The Seller has rights in and the power to transfer each item of the Seller Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Seller Encumbrances. The Liens granted to the Administrative Agent for the benefit of the Purchaser pursuant to Section 8.01 will at all times be fully perfected first priority Liens in and to the Seller Collateral.

            (h) Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests and Debt. The Seller has no Subsidiaries, is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any Person other than the Originators and the Independent Member. All of the issued and outstanding Equity Interests of the Seller are owned by the Originators and the Independent Member. There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Seller may be required to issue, sell, repurchase or redeem any of its Equity Interests or other equity securities. All outstanding Debt of the Seller as of the Closing Date is described in Section 5.03(i).

            (i) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Seller and each of its Affiliates included in the Parent Group have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 5.01(e). Proper and accurate amounts have been withheld by the Seller or such Affiliate from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the

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respective Governmental Authorities. Schedule 4.01(i) sets forth as of the
Closing Date (i) those taxable years for which the Seller's or such Affiliates' tax returns are currently being audited by the IRS or any other applicable Governmental Authority and (ii) any assessments or threatened assessments in connection with any such audit or otherwise currently outstanding. As of the Closing Date, except as described on Schedule 4.01(i), neither the Seller nor any such Affiliate has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges. The Seller is not liable for any charges: (A) under any agreement (including any tax sharing agreements) or (B) to the best of the Seller's knowledge, as a transferee. As of the Closing Date, neither the Seller nor any of its Affiliates included in the Parent Group has agreed or been requested to make any adjustment under IRC
Section 481(a), by reason of a change in accounting method or otherwise, that would have a Material Adverse Effect.

            (j) Full Disclosure. All information contained in this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by Seller or by the Servicers or any other Seller Party on behalf of the Seller to the Administrative Agent for the benefit of the Purchaser pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement, any Investment Base Certificate or any of the other Related Documents, or any written statement furnished by Seller or by the Servicers or any other Seller Party on behalf of the Seller to the Administrative Agent for distribution to the Purchaser pursuant to the terms of this Agreement or any of the other Related Documents is misleading as a result of the failure to include therein a material fact. The parties understand that the Projections, which shall be prepared in accordance with Section 4.01(f) of the Sale Agreement, are not a guaranty of future performance, and actual results may materially differ from the Projections.

            (k) ERISA. The Seller is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

            (l) Brokers. No broker or finder acting on behalf of the Seller other than William Blair & Company was employed or utilized in connection with this Agreement or the other Related Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

            (m) Margin Regulations. The Seller is not engaged in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security," as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). The Seller owns no Margin Stock, and no portion of the proceeds of the purchase price for Transferred Receivables and the Related Security sold hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Debt that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might

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cause any portion of such proceeds to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. The Seller will not take or permit to be taken any action that might cause any Related Document to violate any regulation of the Federal Reserve Board.

            (n) Nonapplicability of Bulk Sales Laws. No transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law.

            (o) Securities Act and Investment Company Act Exemptions. Each Purchase of Purchaser Interests under this Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act.

            (p) Government Regulation. The Seller is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The Purchase of Purchaser Interests by the Purchaser hereunder, the application of the proceeds thereof and the consummation of the transactions contemplated by this Agreement and the other Related Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

            (q) Nonconsolidation. The Seller is operated in such a manner that the separate legal existence of the Seller, on the one hand, and any member of the Parent Group, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any member of the Parent Group and, without limiting the generality of the foregoing:

                  (i) the Seller is a limited purpose limited liability company whose activities are restricted in its limited liability company agreement to those activities expressly permitted hereunder and under the other Related Documents and the Seller has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Seller entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchaser and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) no member of the Parent Group or any individual at the time he or she is acting as an officer of any such member is or has been involved in the day-to-day management of the Seller; provided that nothing herein shall prohibit any individual from

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      being at the same time an officer of the Seller and any member of the
      Parent Group or any Originator;

            (iii) other than the purchase and acceptance through capital contribution of Transferred Receivables and the Related Security, the payment of dividends and the return of capital to the Originators, the payment of Servicing Fees to the Master Servicer, the payment of Applicable Servicing Fee to each other Servicer under this Agreement and the transactions evidenced by the Ancillary Services and Lease Agreement, the Seller engages and has engaged in no inter-entity transactions with any member of the Parent Group;

            (iv) the Seller maintains limited liability company records and books of account separate from that of each member of the Parent Group, holds regular limited liability company meetings and otherwise observes limited liability company formalities and has a business office separate from that of each member of the Parent Group;

            (v) the financial statements and books and records of the Seller and the Originators reflect the separate legal existence of the Seller;

            (vi) (A) the Seller maintains its assets separately from the assets of each member of the Parent Group (including through the maintenance of separate bank accounts and except for any Records to the extent necessary to assist the Servicers in connection with the servicing of the Transferred Receivables), (B) the Seller's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group and (C) the separate creditors of the Seller will be entitled to be satisfied out of the Seller's assets prior to any value in the Seller becoming available to the Seller's Equity Holders or any of the creditors of the Seller's Equity Holders;

            (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Seller's organizational documents, no member of the Parent Group (A) pays the Seller's expenses, (B) guarantees the Seller's obligations, or (C) advances funds to the Seller for the payment of expenses or otherwise;

            (viii) all business correspondence and other communications of the Seller are conducted in the Seller's own name, on its own stationery and through a separately-listed telephone number;

            (ix) the Seller does not act as agent for any member of the Parent Group, but instead presents itself to the public as a limited liability company separate from each such member and independently engaged in the business of purchasing and financing Receivables; A.M. Castle & Co.et al. and Castle SPFD, LLC, Receivables Purchase and servicing Agreement

                                                     A.M. Castle & Co.et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and servicing Agreement

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                  (x) the Seller maintains at least (A) one Independent Member
      (as defined in Seller's limited liability company agreement as in effect on the date hereof) that has two Independent Directors (as defined in Seller's limited liability company agreement as in effect on the date hereof) and (B) two Independent Managers (as defined in Seller's limited liability company agreement as in effect on the date hereof);

                  (xi) the Seller's limited liability company agreement requires
      (A) the affirmative vote of each manager, including the Independent Managers, and each member (including the Independent Member, pursuant to the authorization of its board of directors including the affirmative votes of its Independent Directors) before a voluntary petition under
      Section 301 of the Bankruptcy Code may be filed by the Seller, and (B) the Seller to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Equity Holders and managers.

            (r) Deposit and Disbursement Accounts. Schedule 4.01(r) lists all banks and other financial institutions at which the Seller maintains deposit or other bank accounts as of the Closing Date, including any Lockbox Accounts, and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

            (s) Transferred Receivables and Related Security.

                  (i) Transfers. Each Transferred Receivable and the Related Security was purchased by or contributed to the Seller on the relevant Transfer Date pursuant to the Sale Agreement.

                  (ii) Eligibility. Each Transferred Receivable designated as an Eligible Receivable in each Investment Base Certificate constitutes an Eligible Receivable as of the date specified in such Investment Base Certificate.

                  (iii) No Material Adverse Effect. The Seller has no knowledge of any fact (including any defaults by the Obligor thereunder on any other Receivable or the Related Security) that would cause it or should have caused it to expect that any payments on each Transferred Receivable designated as an Eligible Receivable in any Investment Base Certificate will not be paid in full when due or to expect any other Material Adverse Effect.

                  (iv) Nonavoidability of Transfers. The Seller shall (A) have received each Contributed Receivable and the Related Security as a contribution to the capital of the Seller by the applicable Originator and
      (B) (1) have purchased each Sold Receivable and the Related Security from the applicable Originator for cash consideration and (2) have accepted assignment of any Eligible Receivables and the Related Security transferred pursuant to Section 2.01 of the Sale Agreement, in each case in an amount

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                                                               Castle SPFD, LLC,
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                                                         and servicing Agreement

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

      that constitutes fair consideration and reasonably equivalent value therefor. Each Sale of a Sold Receivable and the Related Security effected pursuant to the terms of the Sale Agreement shall not have been made for or on account of an antecedent debt owed by any Originator to the Seller and no such Sale is or may be avoidable or subject to avoidance under any bankruptcy laws, rules or regulations.

            (t) Representations and Warranties in Other Related Documents. Each of the representations and warranties of the Seller contained in the Related Documents (other than this Agreement) is true and correct in all respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchaser and the Administrative Agent as if the same were set forth in full herein.

            (u) Servicing Software. The Seller has all necessary licenses and rights to use the Servicing Software and such Servicing Software is commercially available.

            Section 4.02. Representations and Warranties of the Servicers. To induce the Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action required to be performed by it hereunder, each Servicer represents and warrants to the Purchaser and the Administrative Agent, which representation and warranty shall survive the execution and delivery of this Agreement, that each of the representations and warranties of such Servicer made in its capacity as a Servicer contained in any Related Document is true and correct.

            Section 4.03. Representations and Warranties of the Independent Member. To induce the Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action hereunder, the Independent Member makes the following representations and warranties to the Purchaser and the Administrative Agent as of the Closing Date and, except to the extent provided otherwise below, as of each Purchase Date, each and all of which shall survive the execution and delivery of this Agreement.

            (a) Legal Existence; Compliance with Law. The Independent Member (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification;
(iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business, in each case, as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certification of incorporation; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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                                                               Castle SPFD, LLC,
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                                                         and servicing Agreement

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

            (b) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Independent Member of this Agreement and the other Related Documents to which it is a party: (i) are within the Independent Member's corporate powers; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) do not contravene any provision of the Independent Member's certificate of incorporation; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Independent Member is a party or by which the Independent Member or any of the property of the Independent Member is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of the Independent Member; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those which have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(b). The exercise by the Purchaser or the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party, do not require the consent or approval of any Governmental Authority or any other Person (other than consents or approvals solely relating to or required to be obtained by the Purchaser or the Administrative Agent, and subject to the Bankruptcy Code), except those which will have been duly obtained, made or complied with prior to the Closing Date as provided in Section 3.01(b). On or prior to the Closing Date, each of the Related Documents to which the Independent Member is a party shall have been duly executed and delivered by the Independent Member and each such Related Document shall then constitute a legal, valid and binding obligation of the Independent Member enforceable against it in accordance with its terms.

            (c) No Litigation. No Litigation is now pending or, to the knowledge of the Independent Member, threatened against the Independent Member that (i) challenges the Independent Member's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to the Independent Member and that, if so determined, could have a Material Adverse Effect. As of the Closing Date there is no Litigation pending or threatened that seeks damages or injunctive relief against, or alleges criminal misconduct by, the Independent Member.

            (d) Solvency. Both before and after giving effect to the transactions contemplated by this Agreement and the other Related Documents, the Independent Member is and will be Solvent.

            (e) Material Adverse Effect. Since the date of the Independent Member's organization, (i) the Independent Member has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered

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                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and servicing Agreement

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

into by the Independent Member or has become binding upon the Independent Member's assets and no law or regulation applicable to the Independent Member has been adopted that has had or could reasonably be expected to have or result in a Material Adverse Effect and (iii) the Independent Member is not in default and no third party is in default under any material contract, lease or other agreement or instrument to which the Independent Member is a party that alone or in the aggregate could reasonably be expected to have or result in a Material Adverse Effect. Since the date of the Independent Member's incorporation, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

            (f) Ownership of Property; Liens. No asset of the Independent Member is subject to any Adverse Claim other than Permitted Independent Member Encumbrances, and there are no facts, circumstances or conditions known to the Independent Member that may result in any Adverse Claims (including Adverse Claims arising under Environmental Laws) other than Permitted Independent Member Encumbrances.

            (g) Ventures, Subsidiaries and Affiliates; Outstanding Equity Interests and Debt. The Independent Member has no Subsidiaries and is not engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Equity Interests of the Independent Member are owned by the Parent. There are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which the Independent Member may be required to issue, sell, repurchase or redeem any of its Equity Interests or other equity securities or any Equity Interest or other equity securities of the Seller. As of the Closing Date, the Independent Member has no outstanding Debt other than as described in Section 5.05(f).

            (h) Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by the Independent Member have been filed with the appropriate Governmental Authority on or before the applicable due date (including any extensions thereof) and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding charges or other amounts being contested in accordance with Section 5.04(c). Proper and accurate amounts have been withheld by the Independent Member from its employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. The Independent Member has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges.

            (i) Full Disclosure. All information contained in this Agreement or any of the other Related Documents, or any written statement furnished by or on behalf of the Independent Member to either the Administrative Agent or the Purchaser pursuant to the terms of this Agreement or any of the other Related Documents is true and accurate in every material respect, and none of this Agreement or any of the other Related Documents, or any written statement furnished by or on behalf of the Independent Member to either the Administrative Agent or the

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                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and servicing Agreement

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Purchaser pursuant to the terms of this Agreement or any of the other Related
Documents is misleading as a result of the failure to include therein a material fact.

            (j) ERISA. The Independent Member is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC under ERISA.

            (k) Nonconsolidation. The Independent Member is operated in such a manner that the separate legal existence of the Independent Member, on the one hand, and any other member of the Parent Group or Seller, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of any such other member of the Parent Group or Seller and, without limiting the generality of the foregoing:

                  (i) the Independent Member is a limited purpose corporation whose activities are restricted in its certificate of incorporation to those activities expressly permitted hereunder and under the other Related Documents, and the Independent Member has not engaged, and does not presently engage, in any activity other than those activities expressly permitted hereunder and under the other Related Documents, nor has the Independent Member entered into any agreement other than this Agreement, the other Related Documents to which it is a party and, with the prior written consent of the Purchaser and the Administrative Agent, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (ii) none of the Seller, any member of the Parent Group nor any individual at the time he or she is acting as an officer of the Seller or any such member is or has been involved in the day-to-day management of the Independent Member; provided that nothing herein shall prohibit any individual from being at the same time an officer of the Independent Member and any member of the Parent Group or the Seller;

                  (iii) other than with respect to the acquisition of membership interests of the Seller, the Independent Member engages and has engaged in no inter-entity transactions with any member of the Parent Group or the Seller;

                  (iv) the Independent Member maintains corporate records and books of account separate from that of each member of the Parent Group and the Seller, holds regular corporate meetings and otherwise observes corporate formalities and has a business office separate from that of each member of the Parent Group and the Seller;

                  (v) the financial statements and books and records of the Independent Member, each member of the Parent Group and the Seller reflect the separate legal existence of the Independent Member;

                  (vi) (A) the Independent Member maintains its assets separately from the assets of each member of the Parent Group and the Seller, (B) the Independent

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                                                         and servicing Agreement

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      Member's funds (including all money, checks and other cash proceeds) and assets, and records relating thereto, have not been and are not commingled with those of any member of the Parent Group or the Seller and (C) the separate creditors of the Independent Member will be entitled to be satisfied out of the Independent Member `s assets prior to any value in the Independent Member becoming available to the Independent Member's Equity Holders;

                  (vii) except as otherwise expressly permitted hereunder, under the other Related Documents and under the Independent Member's Organic Documents, none of the Seller or any member of the Parent Group (A) pays the Independent Member's expenses, (B) guarantees the Independent Member's obligations, or (C) advances funds to the Independent Member for the payment of expenses or otherwise;

                  (viii) all business correspondence and other communications of the Independent Member are conducted in the Independent Member's own name, on its own stationery and through a separately-listed telephone number;

                  (ix) the Independent Member does not act as agent for any member of the Parent Group or the Seller, but instead presents itself to the public as a corporation separate from the Seller and from each such member;

                  (x) the Independent Member maintains at least two Independent Directors (as defined in Independent Member's certificate of incorporation);

                  (xi) the Organic Documents of the Independent Member require
      (A) the affirmative vote of each independent director before a voluntary petition under Section 301 of the Bankruptcy Code may be filed by the Independent Member, and (B) the Independent Member to maintain (1) correct and complete books and records of account and (2) minutes of the meetings and other proceedings of its Equity Holders and board of directors.

                                   ARTICLE V.

           GENERAL COVENANTS OF THE SELLER AND THE INDEPENDENT MEMBER

            Section 5.01. Affirmative Covenants of the Seller. The Seller covenants and agrees that from and after the Closing Date and until the Termination Date:

            (a) Compliance with Agreements and Applicable Laws. The Seller shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it, the Transferred Receivables and the Related Security, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and

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                                                         and servicing Agreement

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Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Seller shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Related Security, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect.

            (b) Maintenance of Existence and Conduct of Business. The Seller shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (1) the terms of its certificate of formation and limited liability company agreement, (2) Section 4.01(q) and
Section 4.01(r) (as Schedule 4.01(r) referred to therein will be amended to reflect closing of certain accounts (and establishment of replacement accounts) in accordance with Section 5.01(g) and Section 5.01(h)),and (3) the assumptions set forth in each legal opinion of Sidley Austin Brown & Wood or other counsel to the Seller from time to time delivered pursuant to Section 3.02(d) of the Sale Agreement with respect to issues of substantive consolidation and true sale and absolute transfer; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in its legal name as reflected in the records of the Secretary of State of the State of Delaware. The Seller shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the financial statements delivered pursuant to Section 5.02(a).

            (c) Deposit of Collections. The Seller shall request in writing and otherwise take such reasonable steps to ensure that all Obligors forward payment directly to a Lockbox Account and shall deposit or cause to be deposited promptly into a Lockbox Account, and in any event no later than the first Business Day after receipt thereof, all Collections Seller may receive with respect to any Transferred Receivable.

            (d) Use of Proceeds. The Seller shall utilize the proceeds of the Purchases made hereunder solely for (i) the purchase of Receivables and the Related Security from the Originators pursuant to the Sale Agreement, (ii) the payment of lawful distributions to its economic Equity Holders, and (iii) the payment of administrative fees or Servicing Fees or Applicable Servicing Fees or expenses to the Servicers or routine administrative or operating expenses, in each case only as expressly permitted by and in accordance with the terms of this Agreement and the other Related Documents.

            (e) Payment, Performance and Discharge of Obligations.

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                  (i) Subject to Section 5.01(e)(ii), the Seller shall pay,
      perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (ii) The Seller may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in
      Section 5.01(e)(i); provided that (A) adequate reserves with respect to such contest are maintained on the books of the Seller, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) none of the Seller Collateral becomes subject to forfeiture or loss as a result of such contest, (D) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and
      (E) none of the Purchaser or the Administrative Agent has advised the Seller in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

            (f) ERISA. The Seller shall give the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under
Section 412 of the IRC or Section 302 or 4068 of ERISA.

            (g) Concentration Account. Not later than January 23, 2003, the Seller shall establish the Concentration Account with a depository institution satisfactory to the Administrative Agent pursuant to an agreement covering the Concentration Account that is satisfactory to the Administrative Agent in all respects.

            (h) Certain Lockbox Accounts. Not later than January 26, 2003, the Seller shall close all Lockbox Accounts with Bank of America, N.A. and The Northern Trust Company and establish replacement Lockbox Accounts with a depository institution satisfactory to the Administrative Agent pursuant to an agreement covering the Lockbox Accounts that is satisfactory to the Administrative Agent in all respects.

            Section 5.02. Reporting Requirements of the Seller; Bringdown Certificates. The Seller hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Administrative Agent for distribution to the Purchaser, the financial statements, notices and other information at the times, to the Persons and in the manner set forth in Annex 5.02 hereto. With each delivery of the annual audited Financial Statements pursuant to and in accordance with paragraph (a) of Annex 5.02 hereto, each of the Seller, each Servicer and Independent Member shall deliver to the Administrative Agent an Officer's Certificate in the form of Exhibit 5.02 hereto ("Bringdown Certificate").

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            Section 5.03. Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Purchaser and the Administrative Agent, from and after the Closing Date until the Termination
Date:

            (a) Sale of Equity Interests and Assets. The Seller shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its Equity Interests (whether in a public or a private offering or otherwise), any Transferred Receivable or Related Security or any of its rights with respect to any Lockbox or any Lockbox Account, the Collection Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise expressly permitted by this Agreement or any of the other Related Documents or, in the case of a pledge to the Permitted Outstanding Debt holders of the Equity Interest of the Seller held by the Originators, on terms and conditions which are satisfactory to the Administrative Agent in all respects and in its sole discretion and only as long as such terms and conditions are set forth in an intercreditor agreement with such Permitted Outstanding Debt holders that is in form and substance satisfactory to the Administrative Agent.

            (b) Liens. The Seller shall not create, incur, assume or permit to exist (i) any Adverse Claim on or with respect to its Transferred Receivables or the Related Security or (ii) any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for Permitted Seller Encumbrances. In addition, the Seller shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent for the benefit of the Purchaser as additional collateral for the Seller Secured Obligations, except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

            (c) Modifications of Receivables, Related Security, Contracts or Credit and Collection Policies. The Seller shall not, without the prior written consent of the Administrative Agent (i) extend, amend, rescind, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or the Related Security or amend, modify or waive any term or condition of any Contract related thereto, provided that the Seller may authorize the Master Servicer to take such actions as are expressly permitted by the terms of any Related Document or the Credit and Collection Policies, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies to the extent such action would be a material change to its Credit and Collection Policies or would negatively affect the timing or amount collected of Receivables or the Related Security in any material respect.

            (d) Changes in Instructions to Obligors. The Seller shall not make any change in its instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables without the prior written consent of the Administrative Agent.

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

            (e) Capital Structure and Business. The Seller shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.01(h), including the issuance of any Equity Interests or other securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests, (iii) reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is organized as of the date hereof without the prior written consent of Administrative Agent, or (iv) permit the Independent Member to amend its certificate of incorporation or by-laws. The Seller shall not engage in any business other than as provided in its organizational documents and the Related Documents.

            (f) Mergers, Subsidiaries, Etc. The Seller shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person.

            (g) Sale Characterization; Sale Agreement. The Seller shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the Sale Agreement (including for accounting, tax and reporting purposes) in any manner other than
(i) with respect to each Sale of each Sold Receivable and the Related Security effected pursuant to the Sale Agreement, as a true sale and absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Receivables and the Related Security by the Originators to the Seller and (ii) with respect to each contribution of Contributed Receivables and the Related Security thereunder, as an increase in the stated capital of the Seller.

            (h) Restricted Payments. The Seller shall not enter into any lending transaction with any other Person. The Seller shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Equity Interest, return any capital, or make any other payment or distribution of cash or other property or assets in respect of the Seller's Equity Interests if, after giving effect to any such advance or distribution, a Purchase Excess, Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

            (i) Debt. The Seller shall not create, incur, assume or permit to exist any Debt, except (i) Debt of the Seller to any Affected Party, Indemnified Person, the Servicers or any other Person expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes, (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

            (j) Prohibited Transactions. The Seller shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

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            (k) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, the Seller shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Equity Holder, director, manager, officer or employee of the Seller or any member of the Parent Group, through the direct or indirect lending of money, holding of securities or otherwise, except with respect to the Transferred Receivables, Related Security and Permitted Investments.

            (l) Commingling. The Seller shall not deposit or permit the deposit of any funds that do not constitute Collections of Transferred Receivables into any Lockbox Account. If such funds are nonetheless deposited into a Lockbox Account and the Seller so notifies the Administrative Agent, the Administrative Agent shall promptly remit any such amounts to the applicable Originator.

            (m) ERISA. The Seller shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

            (n) Related Documents. The Seller shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Administrative Agent.

            (o) Board Policies. The Seller shall not modify the terms of any policy or resolutions of its board of managers if such modification could have or result in a Material Adverse Effect.

            Section 5.04. Affirmative Covenants of Independent Member. Independent Member covenants and agrees that from and after the Closing Date and until the Termination Date:

            (a) Compliance with Agreements and Applicable Laws. Independent Member shall perform each of its obligations under this Agreement and the other Related Documents and comply with all federal, state and local laws and regulations applicable to it, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) Maintenance of Existence and Conduct of Business. Independent Member shall: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and in accordance with (A) the terms of its Organic Documents, (B) Sections 4.03(k) and (C) the assumptions set forth

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in each legal opinion of Sidley Austin Brown & Wood or other counsel to
Independent Member from time to time delivered pursuant to Section 3.02(d) of the Sale Agreement with respect to issues of substantive consolidation; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, including all licenses, permits, charters and registrations, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in its legal name as reflected in the records of the Secretary of State of the State of Delaware.

            (c) Payment, Performance and Discharge of Obligations.

                  (i) Subject to Section 5.04(c)(ii), Independent Member shall pay, perform and discharge or cause to be paid, performed and discharged promptly all charges payable by it, including (A) charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all charges with respect to tax, social security and unemployment withholding with respect to its employees, and (B) lawful claims for labor, materials, supplies and services or otherwise before any thereof shall become past due.

                  (ii) Independent Member may in good faith contest, by appropriate proceedings, the validity or amount of any charges or claims described in Section 5.04(c)(i); provided that (A) adequate reserves with respect to such contest are maintained on the books of Independent Member, in accordance with GAAP, (B) such contest is maintained and prosecuted continuously and with diligence, (C) no Lien shall be imposed to secure payment of such charges or claims other than inchoate tax liens and (D) none of the Purchaser or the Administrative Agent has advised Independent Member in writing that such Affected Party reasonably believes that failure to pay or to discharge such claims or charges could have or result in a Material Adverse Effect.

            (d) ERISA. Independent Member shall give the Administrative Agent prompt written notice of any event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

            Section 5.05. Negative Covenants of Independent Member. Independent Member covenants and agrees that, without the prior written consent of the Purchaser and the Administrative Agent, from and after the Closing Date until the Termination Date:

            (a) Sale of Equity Interests and Assets. Independent Member shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets, including its Equity Interests (whether in a public or a private offering or otherwise), except as otherwise expressly permitted by this Agreement or any of the other Related Documents.

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            (b) Liens. Independent Member shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to its other properties or assets (whether now owned or hereafter acquired) except for the Permitted Independent Member Encumbrances.

            (c) Capital Structure and Business. Independent Member shall not (i) make any changes in any of its business objectives, purposes or operations that could have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 4.01(h), including the issuance of any Equity Interest or any securities convertible into Equity Interests or any revision of the terms of its outstanding Equity Interests, or (iii) amend its Organic Documents. Independent Member shall not change its jurisdiction of incorporation, legal name, identity or organizational structure. Independent Member shall not change its organization identification number, if any, issued by its state of incorporation. Independent Member shall not engage in any business other than as provided in its Organic Documents and the applicable Related Documents.

            (d) Mergers, Subsidiaries, Etc. Independent Member shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or Equity Interests of, or otherwise combine with or acquire, any Person.

            (e) Restricted Payments. Independent Member shall not enter into any lending transaction with any other Person. Independent Member shall not at any time (i) advance credit to any Person or (ii) declare any dividends, repurchase any Equity Interest, return any capital, or make any other payment or distribution of cash or other property or assets in respect of Independent Member's Equity Interests if, after giving effect to any such advance or distribution, an Incipient Termination Event or Termination Event would exist or otherwise result therefrom.

            (f) Debt. Independent Member shall not create, incur, assume or permit to exist any Debt, except (i) Debt of Independent Member expressly permitted by this Agreement or any other Related Document, (ii) deferred taxes,
(iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, and (iv) indorser liability in connection with the indorsement of negotiable instruments for deposit or collection in the ordinary course of business.

            (g) Prohibited Transactions. Independent Member shall not enter into, or be a party to, any transaction with any Person except as expressly permitted hereunder or under any other Related Document.

            (h) Investments. Except as otherwise expressly permitted hereunder or under the other Related Documents, Independent Member shall not make any investment in, or make or accrue loans or advances of money to, any Person, including any Equity Holder, director, officer or employee of Independent Member, the Parent or any of the Parent's other Subsidiaries,

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through the direct or indirect lending of money, holding of securities or otherwise, except with respect to its membership interest in the Seller and Permitted Investments.

            (i) ERISA. Independent Member shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA.

            (j) Related Documents. Independent Member shall not amend, modify or waive any term or provision of any Related Document without the prior written consent of the Administrative Agent.

            (k) Board Policies. Independent Member shall not modify the terms of any policy or resolutions of its board of managers if such modification could have or result in a Material Adverse Effect.

                                  ARTICLE VI.

                          COLLECTIONS AND DISBURSEMENTS

      Section 6.01. Establishment of Accounts.

      (a) The Lockbox Accounts.

            (i) The Seller has established with each Lockbox Account Bank one or more Lockbox Accounts. The Seller shall establish the Concentration Account with the Concentration Account Bank in accordance with Section 5.01(g). The Seller agrees that the Administrative Agent shall have exclusive dominion and control of each Lockbox Account and the Concentration Account and all monies, instruments and other property from time to time on deposit therein. The Seller shall not make or cause to be made, or have any ability to make or cause to be made, any withdrawals from any Lockbox Account except as provided in Section 6.01(b)(ii).

            (ii) The Seller and the Master Servicer have instructed all existing Obligors of Transferred Receivables, and shall instruct all future Obligors of such Transferred Receivables, to make payments in respect thereof only (A) by check or money order mailed to one or more lockboxes or post office boxes under the control of the Administrative Agent (each, a "Lockbox" and, collectively, the "Lockboxes") or (B) by wire transfer or moneygram directly to a Lockbox Account. Schedule 4.01(r) lists all Lockboxes and all Lockbox Account Banks at which the Seller maintains Lockbox Accounts as of the Closing Date, and such schedule correctly identifies (1) with respect to each such Lockbox Account Bank, the name, address and telephone number thereof, (2) with respect to each Lockbox Account, the name in which such account is held and the complete account number therefor, and (3) with respect to each Lockbox, the lockbox number and address thereof. The Seller and the applicable Servicer shall endorse, to the

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extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in the Lockbox Account, in the form so received (with all necessary endorsements), on the first Business Day after the date of receipt thereof. In addition, each of the Seller and the applicable Servicer shall deposit or cause to be deposited into a Lockbox Account all cash, checks, money orders or other proceeds of Transferred Receivables, Related Security or Seller Collateral received by it other than in a Lockbox or a Lockbox Account, in the form so received (with all necessary endorsements), not later than the close of business on the first Business Day following the date of receipt thereof, and until so deposited all such items or other proceeds shall be held in trust for the benefit of the Administrative Agent. Neither the Seller nor the applicable Servicer shall make any deposits into a Lockbox or any Lockbox Account except in accordance with the terms of this Agreement or any other Related Document.

            (iii) If, for any reason, a Lockbox Agreement terminates or any Lockbox Account Bank fails to comply with its obligations under the Lockbox Agreement to which it is a party, then the Seller shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make wire payments to a Lockbox Account maintained at any such Lockbox Account Bank to make all future payments to a new Lockbox Account in accordance with this
Section 6.01(a)(iii). The Seller shall not close any such Lockbox Account unless it shall have (A) received the prior written consent of the Administrative Agent, (B) established a new account with the same Lockbox Account Bank or with a new depositary institution satisfactory to the Administrative Agent, (C) entered into an agreement covering such new account with such Lockbox Account Bank or with such new depositary institution substantially in the form of such Lockbox Agreement or that is satisfactory in all respects to the Administrative Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Lockbox Account, such new agreement shall become a Lockbox Agreement and any new depositary institution shall become a Lockbox Account Bank), and (D) taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Lockbox Account to the Administrative Agent for the benefit of the Purchaser under Section 8.01 of this Agreement. Except as permitted by this Section 6.01(a),neither the Seller nor any of the Servicers shall open any new Lockbox or Lockbox Account without the prior written consent of the Administrative Agent.

            (iv) Schedule 4.01(r) shall be amended to correctly identify the Concentration Account, the name, address and telephone number of the Concentration Account Bank, and the name in which the Concentration Account is held and the complete account number therefor. If, for any reason, the Lockbox Account Agreement applicable to the Concentration Account terminates or the Concentration Account Bank fails to comply with its obligations under such Lockbox Account Agreement, then the Administrative Agent may direct the Lockbox Account Banks to forward all Collections received in the Lockbox Accounts to the Collection Account; it being understood and

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agreed that, as long as the Concentration Account has not been established, all
Lockbox Account Banks shall be directed on the Closing Date to forward all Collections to the Collection Account. The Seller shall not close the Concentration Account unless it shall have (A) received the prior written consent of the Administrative Agent, (B) established a new account with the same Concentration Account Bank or with a new depositary institution satisfactory to the Administrative Agent, (C) entered into an agreement covering such new account with such Concentration Account Bank or with such new depositary institution substantially in the form of a Lockbox Account Agreement or that is satisfactory in all respects to the Administrative Agent (whereupon, for all purposes of this Agreement and the other Related Documents, such new account shall become a Concentration Account, such new agreement shall become a Lockbox Account Agreement and any new depositary institution shall become a Concentration Account Bank), and (D) taken all such action as the Administrative Agent shall require to grant and perfect a first priority Lien in such new Concentration Account to the Purchaser under Section 8.01 of this Agreement. Except as permitted by this Section 6.01(a), neither the Seller nor the Servicer shall open any Concentration Account without the prior written consent of the Administrative Agent.

      (b) Collection Account.

            (i) The Administrative Agent has established and shall maintain the Collection Account with the Depositary. The Collection Account shall be registered in the name of the Administrative Agent and the Administrative Agent shall, subject to the terms of this Agreement, have exclusive dominion and control thereof and of all monies, instruments and other property from time to time on deposit therein.

            (ii) Pursuant to Section 6.02, the Seller shall instruct the Concentration Account Bank to transfer, and the Seller hereby grants the Administrative Agent the authority to instruct the Concentration Account Bank to transfer, on each Business Day in same day funds, all available funds in the Concentration Account to the Collection Account. The Purchaser and the Administrative Agent may deposit into the Collection Account from time to time all monies, instruments and other property received by any of them as proceeds of the Transferred Receivables or the Related Security. On each Business Day the Administrative Agent shall instruct and cause the Depositary (which instruction may be in writing or by telephone confirmed promptly thereafter in writing) to release funds on deposit in the Collection Account in the order of priority set forth in Section 6.03 or Section 6.05, as applicable.

            (iii) If, for any reason, the Depositary wishes to resign as depositary of the Collection Account or fails to carry out the instructions of the Administrative Agent, then the Administrative Agent shall promptly notify the Purchaser. Neither the Purchaser nor the Administrative Agent shall close the Collection Account unless (A) a new deposit account has been established with the Depositary, (B) the Purchaser and the

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      Administrative Agent have entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Administrative Agent (whereupon such new account shall become the Collection Account for all purposes of this Agreement and the other Related Documents), and (C) all action has been taken for the Administrative Agent to obtain a perfected first priority Lien in such new Collection Account.

            Section 6.02. Funding of Collection Account. As soon as practicable, and in any event no later than 12:00 noon (New York time) on each Business Day:

            (a) the Administrative Agent shall transfer or cause to be transferred, to the extent then available, all Collections deposited in any Lockbox Account prior to such Business Day to the Concentration Account and all accounts subsequently on deposit in the Concentration Account to the Collection Account;

            (b) the Purchaser or the Administrative Agent shall deposit in the Collection Account the amount, if any, required pursuant to Section 2.04(b)(i);

            (c) if, on the immediately preceding Business Day, the Administrative Agent shall have notified the Seller of any Purchase Excess, then the Seller shall deposit cash in the amount of such Purchase Excess in the Collection Account;

            (d) if on such Business Day the Seller is required to make other payments under this Agreement not previously paid out of Collections (including Additional Amounts and Indemnified Amounts not previously paid), then the Seller shall deposit an amount equal to such payments in the Collection Account;

            (e) if, on the immediately preceding Business Day, an Originator made a capital contribution or repurchased a Transferred Receivable or Related Security pursuant to Section 4.05 of the Sale Agreement or made a payment as a result of any Dilution Factors pursuant to Section 4.02(p) of the Sale Agreement, then the Seller shall deposit in the Collection Account cash in the amount so received from such Originator for such contribution or for such repurchase or payment;

            (f) each Servicer shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable such Servicer elects to pay pursuant to Section 7.04; and

            (g) the Seller shall deposit in the Collection Account the Outstanding Balance of any Transferred Receivable the Seller elects to pay pursuant to Section 8.06(d).

            Section 6.03. Daily Disbursements From the Collection Account; Revolving Period. On each Business Day no later than 1:00 p.m. (New York time) during the Revolving Period, and following the transfers made pursuant to
Section 6.02, the Administrative Agent shall disburse all Collections then on deposit in the Collection Account in the following priority:

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            (a) to the Administrative Agent on behalf of the Purchaser:

                  (i) an amount equal to the sum of:

                        (A) if such Business Day is a first Business Day of a Settlement Period, the unpaid Daily Yield accrued during the Settlement Period then most recently ended;

                        (B) if such Business Day is a first Business Day of a Settlement Period, the unpaid Unused Facility Fee accrued during the Settlement Period then most recently ended; and

                        (C) any Additional Amounts or Indemnified Amounts then due and not paid;

            (b) if such Business Day is a Settlement Date, to the Master Servicer, the accrued and unpaid Servicing Fee (calculated assuming that the Servicing Fee Rate is the applicable rate);

            (c) to the Purchaser:

                  (i) an amount equal to any Purchase Excess to be applied in reduction of Capital Investment; and

                  (ii) if, pursuant to a Repayment Notice, the Seller has requested a reduction of the Capital Investment, then to the Purchaser the lesser of (A) the amount of such requested reduction of Capital Investment and (B) such balance;

            (d) to the Seller Account, the balance of any amounts remaining after making the foregoing disbursements.

            Section 6.04. [Reserved]

            Section 6.05. Liquidation Settlement Procedures. On each Business Day from and after the Facility Termination Date until the Termination Date, the Administrative Agent shall, as soon as practicable, transfer all amounts in the Collection Account in the following priority:

            (a) if a Successor Servicer has assumed the responsibilities and obligations of any Servicer in accordance with Section 11.02, then to the Successor Servicer an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses;

            (b) to the Purchaser, an amount equal to accrued and unpaid Daily Yield;

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            (c) to the Purchaser, an amount equal to the unpaid Capital
Investment;

            (d) to the Administrative Agent, an amount equal to accrued and unpaid portion of the Unused Facility Fees;

            (e) to the Administrative Agent, an amount equal to accrued and unpaid portion of the fees under the Fee Letter;

            (f) all Additional Amounts and Indemnified Amounts incurred and payable to any Indemnified Person;

            (g) if an Event of Servicer Termination shall not have occurred, to the Master Servicer, an amount equal to the accrued and unpaid Servicing Fee;

            (h) to the Administrative Agent, an amount equal to any unpaid portion of the Early Termination Fee; and

            (i) to the Seller Account, the balance of any funds remaining after payment in full of all amounts set forth in this Section 6.05.

            Section 6.06. Termination Procedures.

            (a) On the earlier of (i) the first Business Day after the Facility Termination Date on which the Capital Investment has been reduced to zero or
(ii) the Final Purchase Date, if the Seller Secured Obligations have not been paid in full, the Seller shall immediately deposit in the Collection Account an amount sufficient to make such payments in full.

            (b) On the Termination Date, all amounts on deposit in the Collection Account shall be disbursed to the Seller and all ownership interests or Liens of the Administrative Agent for the benefit of the Purchaser in and to all Transferred Receivables and the Related Security and all Liens of the Administrative Agent for the benefit of the Purchaser in and to the Seller Collateral shall be released by the Administrative Agent. Such disbursement shall constitute the final payment to which the Seller is entitled pursuant to the terms of this Agreement.

            (c) Seller acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the written consent of the Administrative Agent and agrees that it will not do so without the prior written consent of the Administrative Agent, subject to Seller's rights under Section 9-509(d)(2) of the UCC.

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                                  ARTICLE VII.

                               SERVICER PROVISIONS

            Section 7.01. Appointment of the Servicers. The Purchaser hereby appoints the Master Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables (whether originated by the Master Servicer or the other Originators) and enforce its (and the other applicable Originator's) rights and interests in and under each Transferred Receivable and the Related Security and to serve in such capacity until the termination of its responsibilities pursuant to Sections 9.02 or 11.01. The Purchaser hereby further appoints each other Servicer as its agent, and the Seller hereby acknowledges such appointment, to service the Transferred Receivables originated by such Servicer and enforce its rights and interests in and under each Transferred Receivable and the Related Security and to serve in such capacity until the termination of its responsibilities pursuant to Section
9.02 or 11.01. In connection therewith, each of the Master Servicer and each other Servicer hereby accepts such appointment and agrees to perform the duties and obligations set forth herein. Each Servicer may, with the prior written consent of the Purchaser and the Administrative Agent, subcontract with a Sub-Servicer for the collection, servicing or administration of the Transferred Receivables and the Related Security; provided that (a) the Master Servicer and such assigning Servicer shall remain liable for the performance of the duties and obligations of such Sub-Servicer pursuant to the terms hereof and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Transferred Receivables and the Related Security involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and such Servicer alone, and the Purchaser and the Administrative Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

            Section 7.02. Duties and Responsibilities of the Servicers. Subject to the provisions of this Agreement, the Master Servicer shall prepare and deliver the Investment Reports in the manner set forth in Annex 7.02 when and as required under Section 2.03 and shall conduct the servicing, administration and collection of the Transferred Receivables and the Related Security and shall take, or cause to be taken, all actions that (i) may be necessary or advisable to service, administer and collect each Transferred Receivable and the Related Security from time to time, (ii) the Master Servicer would take if the Transferred Receivables and the Related Security were owned by the Master Servicer, and (iii) are consistent with industry practice for the servicing of such Transferred Receivables and the Related Security. Each Servicer shall conduct the servicing, administration and collection of the Transferred Receivables and the Related Security and shall take, or cause to be taken, all actions that (i) may be necessary or advisable to service, administer and collect each Transferred Receivable and the Related Security from time to time,
(ii) such Servicer would take if the Transferred Receivables and the Related Security were owned by such Servicer, and (iii) are consistent with industry practice for the servicing of such Transferred Receivables.

            Section 7.03. Collections on Receivables and the Related Security.

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            (a) In the event that any Servicer is unable to determine the specific Transferred Receivables on which Collections have been received from the Obligor thereunder, the parties agree for purposes of this Agreement only that such Collections shall be deemed to have been received on such Receivables in the order in which they were originated with respect to such Obligor. In the event that any Servicer is unable to determine the specific Transferred Receivables on which discounts, offsets or other non-cash reductions have been granted or made with respect to the Obligor thereunder, the parties agree for purposes of this Agreement only that such reductions shall be deemed to have been granted or made (i) prior to a Termination Event, on such Receivables as determined by such Servicer, and (ii) from and after the occurrence of a Termination Event, in the reverse order in which they were originated with respect to such Obligor.

            (b) If any Servicer determines that amounts unrelated to the Transferred Receivables (the "Unrelated Amounts") have been deposited in the Collection Account, then such Servicer shall provide written evidence thereof to the Administrative Agent no later than the first Business Day following the day on which such Servicer had actual knowledge thereof, which evidence shall be provided in writing and shall be otherwise satisfactory to each such Affected Party. Upon receipt of any such notice and if, after a reasonable period for the review of the written evidence, such written evidence is reasonably satisfactory to the Administrative Agent, the Administrative Agent shall segregate the Unrelated Amounts and deliver such Unrelated Amounts to the applicable Originator, as directed by the related Servicer, and the same shall not be deemed to constitute Collections on Transferred Receivables and shall not be subject to the provisions of Article VI.

            Section 7.04. Authorization of the Servicers. The Purchaser hereby authorizes each Servicer, and the Seller acknowledges such authorization, to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the ownership of the Purchaser Interests purchased by the Purchaser hereunder, in the determination of such Servicer, to
(a) collect all amounts due under any Transferred Receivable or the Related Security (or, with respect to each Servicer other than the Master Servicer, any Transferred Receivable originated by it), including endorsing its name on checks and other instruments representing Collections on such Transferred Receivable, and execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to any such Transferred Receivable or the Related Security and (b) after any Transferred Receivable (or, with respect to each Servicer other than the Master Servicer, any Transferred Receivable originated by it) becomes a Defaulted Receivable and to the extent permitted under and in compliance with applicable law and regulations, commence proceedings with respect to the enforcement of payment of any such Transferred Receivable and the Related Security and adjust, settle or compromise any payments due thereunder, in each case to the same extent as the applicable Originator could have done if it had continued to own such Transferred Receivable and the Related Security. Each Originator, the Seller, the Administrative Agent and the Purchaser shall furnish each Servicer with any powers of attorney and other documents necessary or appropriate to enable such Servicer to carry out its servicing and administrative

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                                                         and Servicing Agreement

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duties hereunder. Notwithstanding anything to the contrary contained herein, the
Administrative Agent shall have the absolute and unlimited right to direct the Servicers (whether the Servicer is the Parent or otherwise) (i) to commence or settle any legal action to enforce collection of any Transferred Receivable and the Related Security or (ii) to foreclose upon, repossess or take any other action that the Administrative Agent deems necessary or advisable with respect thereto; provided that in lieu of commencing any such action or taking other enforcement action, such Servicer may, at its option, elect to pay to the Purchaser the Capital Investment with respect to the Purchaser Interest in such Transferred Receivable. In the event any Servicer elects to pay the Purchaser the Capital Investment with respect to the Purchaser Interest in such Transferred Receivable as provided above, the Administrative Agent, on behalf of the Purchaser, shall transfer to such Servicer the Purchaser Interest in such Transferred Receivable and the Related Security. In no event shall any Servicer be entitled to make any Affected Party a party to any Litigation without such Affected Party's express prior written consent, or to make the Seller a party to any Litigation without the Administrative Agent's consent.

            Section 7.05. Servicing Fees

            (a) As compensation for their servicing activities and as reimbursement for their reasonable expenses in connection therewith, the Master Servicer shall be entitled to receive the Servicing Fees in accordance with Sections 6.03 and 6.05, and each Servicer shall be entitled to receive the Applicable Servicing Fees in accordance with Section 2.07(b). Each Servicer shall be required to pay for all expenses incurred by it in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees or the Applicable Servicing Fees.

            (b) For any period that the Parent or any Affiliate of the Parent is the Master Servicer, the Seller agrees that it shall pay to the Master Servicer on each Settlement Date the Servicing Fees, as applicable, to the extent of funds available to the Seller on such Settlement Date. The Seller agrees that it will pay the Servicing Fee to the Master Servicer prior to using any funds available to it on such Settlement Date for any other purpose, including, without limitation, the purchase of additional Receivables and the Related Security. If the Seller does not have sufficient funds available to so pay the Servicing Fee in full on any Settlement Date, the shortfall shall be paid on the next Business Day on which the Seller does have available funds but only to the extent that funds are then available to the Seller in accordance to the provisions of Article VI. Each Servicer waives any right it has or may at any time have to demand payment and/or take any action to or in furtherance of payment of any shortfall in the payment of the Servicing Fee and agrees that it shall not have a "claim" under Section 101(5) of the Bankruptcy Code for the payment of any such shortfall, except for, and only to the extent of, any excess available funds, as described above.

            (c) On each Settlement Date, an Authorized Officer of the Seller shall deliver to the Administrative Agent a certificate certifying that the Servicing Fee payable for the preceding Settlement Period has been paid in accordance with this Section 7.05.

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                                                            Receivables Purchase
                                                         and Servicing Agreement

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            Section 7.06. Representations and Warranties of the Servicers. To
induce the Purchaser to purchase the Purchaser Interests and the Administrative Agent to take any action required to be performed by it hereunder, each Servicer represents and warrants to the Purchaser and the Administrative Agent, which representation and warranty shall survive the execution and delivery of this
Agreement:

            (a) Existence; Compliance with Law. Such Servicer (i) is a limited liability company or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; (iii) has the requisite power and authority and the legal right to own and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, except where the failure to do so would not have a Material Adverse Effect; (v) is in compliance with its Organic Documentss; and (vi) subject to specific representations set forth herein regarding ERISA, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by such Servicer of this Agreement and the other Related Documents to which it is a party and, solely with respect to clause
(vii) below, the exercise by the Purchaser, the Seller or the Administrative Agent of any of its rights and remedies under any Related Document to which it is a party: (i) are within such Servicer's power; (ii) have been duly authorized by all necessary or proper corporate, limited liability company or shareholder action; (iii) do not contravene any provision of the Servicer's Organic Documentss; (iv) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Servicer is a party or by which such Servicer or any of the property of such Servicer is bound; (vi) do not result in the creation or imposition of any Adverse Claim upon any of the property of such Servicer; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in
Section 3.01(b), all of which will have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, each of the Related Documents to which such Servicer is a party shall have been duly executed and delivered by such Servicer and each such Related Document shall then constitute a legal, valid and binding obligation of such Servicer enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights and by general principles of equity.

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                                                            Receivables Purchase
                                                         and Servicing Agreement

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            (c) No Litigation. No Litigation is now pending or, to the knowledge of such Servicer, threatened against such Servicer that (i) challenges such Servicer's right or power to enter into or perform any of its obligations under the Related Documents to which it is a party, or the validity or enforceability of any Related Document or any action taken thereunder, (ii) seeks to prevent the transfer, sale, pledge or contribution of any Receivable or the Related Security or the consummation of any of the transactions contemplated under this Agreement or the other Related Documents, or (iii) has a reasonable risk of being determined adversely to such Servicer and that, if so determined, could have a Material Adverse Effect.

            (d) Full Disclosure. No information contained in this Agreement, any Investment Report or any of the other Related Documents, or any written statement furnished by or on behalf of such Servicer to the Purchaser or the Administrative Agent pursuant to the terms of this Agreement or any of the other Related Documents contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

            (e) Other Representations and Warranties. Each of the representations and warranties of such Servicer made in its capacity as a Servicer contained in any Related Document is true and correct.

            Section 7.07. Covenants of the Servicers. Each Servicer covenants and agrees that from and after the Closing Date and until the Termination Date:

            (a) Ownership of Transferred Receivables and the Related Security. Such Servicer shall identify the Transferred Receivables and the Related Security clearly and unambiguously in its Servicing Records to reflect that such Transferred Receivables and the Related Security have been sold or contributed to the Seller and, following the Purchase of Purchaser Interests in such Transferred Receivables and the Related Security under this Agreement, are owned by the Administrative Agent for the benefit of the Purchaser.

            (b) Compliance with Credit and Collection Policies. Such Servicer shall comply in all respects with the Credit and Collection Policies with respect to each Transferred Receivable and the Related Security and the Contract therefor, except to the extent that such noncompliance could not reasonably be expected to have a Material Adverse Effect. Such Servicer shall not amend, waive or modify any term or provision of the Credit and Collection Policies without the prior written consent of the Administrative Agent.

            Section 7.08. Reporting Requirements of the Servicers. Each Servicer hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to the Purchaser and the Administrative Agent the financial statements, notices, and other information at the times, to the Persons and in the manner set forth in Annex 5.02 hereto.

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                                                            Receivables Purchase
                                                         and Servicing Agreement

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                                 ARTICLE VIII.

                           GRANT OF SECURITY INTERESTS

            Section 8.01. Seller's Grant of Security Interest. The parties hereto intend that each Purchase of Purchaser Interests to be made hereunder shall constitute a purchase and sale of undivided percentage ownership interests in the Transferred Receivables and the Related Security and not a loan. Notwithstanding the foregoing, in addition to and not in derogation of any rights now or hereafter acquired by the Purchaser or the Administrative Agent hereunder, the parties hereto intend that this Agreement shall constitute a security agreement under applicable law. In such regard and, in any event, to secure the prompt and complete payment, performance and observance of all Seller Secured Obligations, and to induce the Purchaser to enter into this Agreement and perform the obligations required to be performed by it hereunder in accordance with the terms and conditions thereof, the Seller hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Administrative Agent, for the benefit of itself and the Purchaser, a Lien upon and security interest in all of its right, title and interest in, to and under, but none of its obligations arising from, the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Seller (including under any trade names, styles or derivations of the Seller), and regardless of where located (all of which being hereinafter collectively referred to as the "Seller Collateral"):

            (a) all Receivables and the Related Security;

            (b) the Sale Agreement, all Lockbox Agreements and all other Related Documents now or hereafter in effect relating to the purchase, servicing or processing of Receivables or the Related Security (collectively, the "Seller Assigned Agreements"), including (i) all rights of the Seller to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all claims of the Seller for damages or breach with respect thereto or for default thereunder and (iv) the right of the Seller to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

            (c) all other property that may from time to time hereafter be granted and pledged by the Seller or by any Person on its behalf under this Agreement, including any deposit with the Purchaser or the Administrative Agent of additional funds by the Seller; and

            (d) to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Seller Collateral (including proceeds that constitute property of the types described in Sections 8.01(a) through (c).

            Section 8.02. Seller's Certification. The Seller hereby certifies that (a) the benefits of the representations, warranties and covenants of each Originator and member of the

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                                                         and Servicing Agreement

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Parent Group to the Seller under the Sale Agreement shall have been assigned by the Seller to the Administrative Agent on behalf of the Purchaser hereunder; (b) the rights of the Seller to receive a capital contribution from the Originators or to require payment of a Rejected Amount from an Originator under the Sale Agreement may be enforced by the Administrative Agent on behalf of the Purchaser; and (c) the Sale Agreement provides that the representations, warranties and covenants described in Sections 4.01, 4.02 and 4.04 thereof, the indemnification and payment provisions of Article V thereof and the provisions of Sections 4.04(j), 9.03 and 9.14 thereof shall survive the sale of the Transferred Receivables and the Related Security (and undivided percentage ownership interests therein) and the termination of the Sale Agreement and this Agreement.

            Section 8.03. [Reserved].

            Section 8.04. Delivery of Collateral. All certificates or instruments representing or evidencing the Seller Collateral shall be delivered to and held by or on behalf of the Administrative Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right (a) at any time to exchange certificates or instruments representing or evidencing Seller Collateral for certificates or instruments of smaller or larger denominations and (b) at any time in its discretion following the occurrence and during the continuation of a Termination Event and without notice to the Seller, to transfer to or to register in the name of the Administrative Agent or its nominee any or all of the Seller Collateral. The Seller will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing the Administrative Agent's interest (on behalf of the Purchaser) in the Receivables and the Related Security, (B) segregate (from all other receivables then owned or being serviced by the Seller, including any Excluded Receivables) all the Related Security relating to each Receivable, and (C) execute or cause to be executed an endorsement for each Extended Term Promissory Note and any other instrument representing a Receivable or the Related Security and deliver the original Extended Term Promissory Note and such endorsement and other instruments and appropriate endorsements to the Administrative Agent.

            Section 8.05. Seller Remains Liable. It is expressly agreed by the Seller that, anything herein to the contrary notwithstanding, the Seller shall remain liable under any and all of the Transferred Receivables and the Related Security, the Seller Assigned Agreements and any other agreements constituting the Seller Collateral to which it is a party to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Purchaser nor the Administrative Agent shall have any obligation or liability under any such Receivables, the Related Security or agreements by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Administrative Agent or the Purchaser of any payment relating thereto pursuant hereto. The exercise by the Purchaser or the Administrative Agent of any of its respective rights under this Agreement shall not release any Originator, the Seller or any Servicer from any of their respective duties or obligations under

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                                                         and Servicing Agreement

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any such Receivables, the Related Security or other agreements. Neither the
Purchaser nor the Administrative Agent shall be required or obligated in any manner to perform or fulfill any of the obligations of any Originator, the Seller or any Servicer under or pursuant to any such Receivable, the Related Security, or other agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Receivable, the Related Security, or other agreement, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

            Section 8.06. Covenants of the Seller and the Servicers Regarding the Seller Collateral.

            (a) Offices and Records. The Seller shall maintain its principal place of business and chief executive office and the office at which it stores its Records at the respective locations specified in Schedule 4.01(b) or, upon 30 days' prior written notice to the Administrative Agent, at such other location in a jurisdiction where all action requested by the Administrative Agent pursuant to Section 14.14 shall have been taken with respect to the Seller Collateral. Each of the Seller and each Servicer shall, at its own cost and expense, maintain adequate and complete records of the Transferred Receivables, the Related Security and the Seller Collateral, including records of any and all payments received, credits granted and merchandise returned with respect thereto and all other dealings therewith. Each of the Seller and each Servicer shall mark conspicuously with a legend, in form and substance satisfactory to the Administrative Agent, its books and records, computer tapes, computer disks and credit files pertaining to the Seller Collateral, and its file cabinets or other storage facilities where it maintains information pertaining thereto, to evidence this Agreement and the assignment and Liens granted pursuant to this
Article VIII. Upon the occurrence and during the continuance of a Termination Event, the Seller and each Servicer shall deliver and turn over such books and records to the Administrative Agent or its representatives at any time on demand of the Administrative Agent. Prior to the occurrence of a Termination Event and upon notice from the Administrative Agent, the Seller and each Servicer shall permit any representative of the Administrative Agent to inspect such books and records and shall provide photocopies thereof to the Administrative Agent that are reasonably related to the general purpose of such inspection and as more specifically set forth in Section 8.06(b).

            (b) Access. Each of the Seller and each Servicer shall, at its own expense, during normal business hours, from time to time upon one Business Day's prior notice as frequently as the Administrative Agent determines to be appropriate: (i) provide the Purchaser, the Administrative Agent and any of their respective officers, employees and agents access to its properties (including properties utilized in connection with the collection, processing or servicing of the Transferred Receivables and the Related Security), facilities, advisors and employees (including officers) and to the Seller Collateral, (ii) permit the Purchaser, the Administrative Agent and any of their respective officers, employees and agents to inspect, audit and make

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                                                            Receivables Purchase
                                                         and Servicing Agreement

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extracts from its books and records, including all Records, reasonably related to the general purposes of such inspection and audit, (iii) permit the Purchaser or the Administrative Agent and their respective officers, employees and agents to inspect, review and evaluate the Transferred Receivables, the Related Security, and the Seller Collateral and (iv) permit the Purchaser or the Administrative Agent and their respective officers, employees and agents to discuss matters relating to the Transferred Receivables or their performance under this Agreement or the other Related Documents or its affairs, finances and accounts with any of its officers, directors, employees, representatives or agents (in each case, with those persons having knowledge of such matters) and with its independent certified public accountants. If (A) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (B) the Administrative Agent, in good faith, believes that an Incipient Termination Event or a Termination Event is imminent or deems the Purchaser's rights or interests in the Transferred Receivables, the Related Security, the Seller Assigned Agreements or any other Seller Collateral insecure, then each of the Seller and each Servicer shall, at its own expense, provide such access at reasonably extended business hours and without advance notice and provide the Purchaser or the Administrative Agent with access to its suppliers and customers. Each of the Seller and each Servicer shall make available to the Administrative Agent and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records, including Records, that the Administrative Agent may request. Each of the Seller and each Servicer shall deliver any document or instrument necessary for the Administrative Agent, as the Administrative Agent may from time to time request, to obtain records from any service bureau or other Person that maintains records for the Seller or such Servicer, and shall maintain duplicate records or supporting documentation on media, including computer tapes and disks owned by the Seller or such Servicer.

            (c) Communication with Accountants. Each of the Seller and each Servicer authorizes the Purchaser and the Administrative Agent to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Purchaser and the Administrative Agent any and all financial statements and other completed supporting financial documents, schedules and information relating to the Seller or such Servicer (including copies of any issued management letters) with respect to its business, results of operations and financial condition.

            (d) Collection of Transferred Receivables and the Related Security. Except as otherwise provided in this Section 8.06(d), each Servicer shall continue to collect or cause to be collected, at its sole cost and expense, all amounts due or to become due to the Seller under the Transferred Receivables and the Related Security, the Seller Assigned Agreements and any other Seller Collateral. In connection therewith, the Seller and each Servicer shall take such action as it, and from and after the occurrence and during the continuance of a Termination Event, the Administrative Agent, may deem necessary or desirable to enforce collection of the Transferred Receivables, the Related Security, the Seller Assigned Agreements and the other Seller Collateral; provided that the Seller or such Servicer may, rather than commencing any such action or taking any other enforcement action, at its option, elect to pay to the Administrative

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                                                               Castle SPFD, LLc,
                                                            Receivables Purchase
                                                         and Servicing Agreement

                                       46
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Agent, for the account of the Purchaser (in accordance with its Purchaser
Interests), the Outstanding Balance of any such Transferred Receivable; provided further, that if (i) an Incipient Termination Event or a Termination Event shall have occurred and be continuing or (ii) the Administrative Agent, in good faith believes in its reasonable judgment that an Incipient Termination Event or a Termination Event is imminent or deems in its reasonable judgment the Purchaser's rights or interests in the Transferred Receivables, the Related Security, the Seller Assigned Agreements or any other Seller Collateral insecure, then the Administrative Agent may, without prior notice to the Seller or any Servicer, notify or cause the applicable Servicer to notify any Obligor under any Transferred Receivable or obligors under the Seller Assigned Agreements of the assignment of such Transferred Receivables, Related Security, or Seller Assigned Agreements, as the case may be, to the Administrative Agent on behalf of the Purchaser hereunder and direct that payments of all amounts due or to become due to the Seller thereunder be made directly to the Administrative Agent or any servicer, collection agent or lockbox or other account designated by the Administrative Agent and, upon such notification and at the sole cost and expense of the Seller and the Servicers, the Administrative Agent may enforce collection of any such Transferred Receivable, the Related Security, or the Seller Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

            (e) Performance of Seller Assigned Agreements. Each of the Seller and each Servicer shall (i) perform and observe all the terms and provisions of the Seller Assigned Agreements to be performed or observed by it, maintain the Seller Assigned Agreements in full force and effect, enforce the Seller Assigned Agreements in accordance with their terms and take all action as may from time to time be requested by the Administrative Agent in order to accomplish the foregoing, and (ii) upon the request of and as directed by the Administrative Agent, make such demands and requests to any other party to the Seller Assigned Agreements as are permitted to be made by the Seller or the Servicers thereunder.

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                                                            Receivables Purchase
                                                         and Servicing Agreement

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                                  ARTICLE IX.

                               TERMINATION EVENTS

            Section 9.01. Termination Events. If any of the following events (each, a "Termination Event") shall occur (regardless of the reason therefor):

            (a) (i) the Seller shall fail to make any payment of any Seller Secured Obligation when due and payable and the same shall remain unremedied for one Business Day or more, or (ii) the Seller or Independent Member shall fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents to which it is a party (other than any provision embodied in or covered by any other clause of this Section 9.01) and the same shall remain unremedied for two Business Days or more after written notice thereof shall have been given by the Administrative Agent to the Seller; or

            (b) a default or breach shall occur under any other agreement, document or instrument to which Independent Member, any member of the Parent Group or the Seller is a party or by which any such Person or its property is bound, and such default or breach (i) involves the failure to make any payment when due in respect of any Debt (other than the Seller Secured Obligations) that is in excess of a principal amount of $1,000,000 to any Person or $2,500,000 in the aggregate (the "Material Debt") which is not cured within any applicable grace period therefor, (ii) which, except for the technical defaults under the LaPorte Bonds documents and Mecklenburg Bonds documents defined and described on
Schedule 4.01(c)(v) hereto, would permit any holder of a Material Debt or a portion thereof or a trustee or agent to cause such Material Debt or a portion thereof, except with respect to the Seller, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment or (iii) causes a Material Debt or a portion thereof, except with respect to the Seller, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; in each case, regardless of whether such default is waived or whether such default is disclosed to the Administrative Agent (including the disclosure of the technical defaults referenced in Schedule 4.01(c)(v)), or such right is exercised, by such holder, trustee or agent (including by any of the trustees under the the LaPorte Bonds documents and Mecklenburg Bonds documents referenced in Schedule 4.01(c)(v)); it being understood that Material Debt shall not include trade payables incurred in the ordinary course of business that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP; or

            (c) a case or proceeding shall have been commenced against Independent Member, any member of the Parent Group or the Seller seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law,
(ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

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            (d) Independent Member, any member of the Parent Group or the Seller shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any action in furtherance of any of the foregoing; or

            (e) (i) Independent Member, any member of the Parent Group or the Seller generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debt as such Debt becomes due or (ii) the fair market value of any Originator's or the Seller's liabilities exceeds the fair market value of its assets; or

            (f) a final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time outstanding shall be rendered against any member of the Parent Group or any Affiliate thereof and the same shall not have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay within the earlier of 60 days after the entry thereof or 30 days after any officer of such Person has actual knowledge of the entry thereof; or

            (g) a judgment or order for the payment of money shall be rendered against the Seller or Independent Member; or

            (h) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect other than (x) inadvertent, immaterial errors not exceeding $50,000 in the aggregate in any Investment Base or (y) errors understating the Investment Base or (ii) any representation or warranty of any member of the Parent Group, Independent Member, or the Seller herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by or on behalf of any member of the Parent Group or the Seller hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; provided, however, that the materiality standard in the foregoing clause (ii) shall not apply to any representation or warranty that itself contains a materiality qualifier; or

            (i) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any assets of any member of the Parent Group (other than a Lien (i) limited by its terms to assets other than Transferred Receivables and the Related Security and (ii) not materially adversely affecting the financial condition of such member of the Parent Group or the Parent Group considered as a whole or the ability of the applicable member of the Parent Group to perform as a Servicer hereunder); or

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            (j) any Governmental Authority (including the IRS or the PBGC) shall file notice of a Lien with regard to any of the assets of the Seller or Independent Member; or

            (k) there shall have occurred any event which materially adversely impairs, in the credit judgment of the Administrative Agent exercised in good faith, the ability of any Originator to originate Receivables of a credit quality which are at least of the credit quality of the Receivables in the initial Purchase, or the Administrative Agent shall have determined (and so notified the Seller) that any event or condition that has had or could reasonably be expected to have or result in a Material Adverse Effect has occurred; or

            (l) a Concentration Account or a replacement Lockbox Account shall not have been established within the time period and in accordance with Section 5.01(g) and Section 5.01(h), respectively; or

            (m) (i) a violation, default or breach shall occur under any provision of Sections 4.02(p), 4.05, 5.01, 9.14 or Annex 4.04(l) of the Sale Agreement that is not cured within any applicable grace period therefor, (ii) a violation, default or breach shall occur under any other provision of the Sale Agreement that is not cured within any applicable grace period therefor or (iii) the Sale Agreement shall for any reason cease to evidence the transfer to the Seller of the legal and equitable title to, and ownership of, the Transferred Receivables or the Related Security; or

            (n) except as otherwise expressly provided herein, any Lockbox Agreement or the Sale Agreement shall have been modified, amended or terminated without the prior written consent of the Purchaser and the Administrative Agent; or

            (o) an Event of Servicer Termination shall have occurred; or

            (p) with respect to the Transferred Receivables and the Related Security, (i) prior to the Purchase of Purchaser Interests therein hereunder, the Seller shall cease to hold valid and properly perfected title to and sole record and beneficial ownership in such Transferred Receivables or the Related Security or (ii) after the Purchase of Purchaser Interests hereunder, the Administrative Agent (on behalf of the Purchaser) shall cease to hold either valid and properly perfected title to and sole record and beneficial ownership in the related Transferred Receivables or the Related Security or a first priority, perfected Lien in the related Transferred Receivables or the Related Security or any of the Seller Collateral; or

            (q) a Change of Control shall occur with respect to the Parent, any Originator, the Seller or the Independent Member; or

            (r) the Seller or Independent Member shall amend its Organic Documents without the express prior written consent of the Purchaser and the Administrative Agent; or

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            (s) the Seller shall have received an Election Notice pursuant to
Section 2.01(d) of the Sale Agreement; or

            (t) (i) the Default Ratio shall exceed 5.5%; or (ii) the Delinquency Ratio shall exceed 7.5% or (iii) the Dilution Ratio shall exceed 3.5% or (iv) the Seller's Net Worth Percentage shall be less than 5%; or

            (u) the Receivables Collection Turnover shall be greater than 50 days for three (3) consecutive Settlement Periods; or

            (v) any material provision of any Related Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Originator, Independent Member, or the Seller shall challenge the enforceability of any Related Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Related Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); or

            (w) the Parent shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Sale Agreement, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of Parent, or Parent shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability; or

            (x) the Permitted Outstanding Debt Documents in effect as of the date hereof shall (i) terminate or be repaid other than by reason of regularly scheduled principal payments, prepayment, redemption or purchase or similar payment permitted under Section 4.04(n) of the Sale Agreement or (ii) fail to be refinanced at least ninety (90) days prior to the maturity dates thereunder, which refinancing does not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and is otherwise on terms and conditions no less favorable to any Seller Party or the Administrative Agent, as determined by the Administrative Agent, than the terms of the Debt being refinanced, and in conjunction with which the refinancier thereof shall have entered into an intercreditor agreement on terms and conditions no less favorable to the Administrative Agent and the Purchaser than the Intercreditor Agreement; or

            (y) the Purchaser Interests exceed 100%; or

            (z) a Person other than the Originators and the Independent Member owns the economic or the voting rights associated with the Equity Interest of the Seller; or

            (aa) the aggregate Outstanding Balance of all Transferred Receivables at any one time exceeds $85,000,000; or

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            (bb) any member of the Parent Group shall fail or neglect to perform, keep or observe provisions in Sections 4.04(n) and 4.04(o) of the Sale Agreement;

then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchaser or the Administrative Agent, by notice to the Seller, declare the Facility Termination Date to have occurred without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided that the Facility Termination Date shall automatically occur upon the occurrence of any of the Termination Events described in Sections 9.01(a)(i), (c), (d), (e) or (s), in each case without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

            Section 9.02. Events of Servicer Termination. If any of the following events (each, an "Event of Servicer Termination") shall occur (regardless of the reason therefor):

            (a) any Servicer shall (i) fail to make any payment or deposit required to be made by it under this Agreement or any other Related Document,
(ii) fail to deliver any reports required to be delivered by it under this Agreement or any other Related Document and such failure shall remain unremedied for two (2) Business Days or more, or (iii) fail or neglect to perform, keep or observe any other provision of this Agreement or the other Related Documents (whether in its capacity as an Originator or as a Servicer) and the same shall remain unremedied for two (2) Business Days or more after written notice thereof shall have been given by the Administrative Agent to such Servicer; or

            (b) a default or breach shall occur under any other agreement, document or instrument to which a Servicer is a party or by which a Servicer or its property is bound, and such default or breach (i) involves the failure to make any payment when due in respect of any Material Debt which is not cured within any applicable grace period therefor, (ii) permits any holder of Material Debt or a trustee or agent to cause such Debt or a portion thereof, except with respect to the Seller, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment or (iii) causes any Material Debt or a portion thereof, except with respect to the Seller, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment; in each case, regardless of whether such default is waived, or such right is exercised, by such holder, trustee or agent; it being understood that Material Debt shall not include trade payables incurred in the ordinary course of business that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP; or

            (c) a case or proceeding shall have been commenced against any Servicer or any Affiliate thereof which acts as a Sub-Servicer seeking a decree or order in respect of any such Person (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, or (iii) ordering the winding-up or liquidation of the affairs of any such Person; or

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            (d) any Servicer or any Affiliate thereof which acts as a
Sub-Servicer shall (i) file a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent or fail to object in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any such Person or for any substantial part of such Person's assets, (iii) make an assignment for the benefit of creditors, or (iv) take any action in furtherance of any of the foregoing; or

            (e) (i) any Servicer or any Affiliate thereof which acts as a Sub-Servicer generally does not pay its debts as such debts become due or admits in writing its inability to, or is generally unable to, pay its Debt as such Debt becomes due or (ii) the fair market value of the liabilities of any Servicer exceeds the fair market value of its assets; or

            (f) a final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time outstanding shall be rendered against any member of the Parent Group or any Affiliate thereof and the same shall not have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged prior to the expiration of any such stay within the earlier of 60 days after the entry thereof or 30 days after any officer of such Person has actual knowledge of the entry thereof; or

            (g) (i) any information contained in any Investment Base Certificate is untrue or incorrect in any respect other than (x) inadvertent, immaterial errors not exceeding $50,000 in the aggregate in any Investment Base or (y) errors understating the Investment Base, or (ii) any representation or warranty of any Servicer herein or in any other Related Document or in any written statement, report, financial statement or certificate (other than an Investment Base Certificate) made or delivered by a Servicer to any Affected Party hereto or thereto is untrue or incorrect in any material respect as of the date when made or deemed made; provided, however, that the materiality standard in the foregoing clause (ii) shall not apply to any representation or warranty that itself contains a materiality qualifier; or

            (h) the Administrative Agent shall have determined in its reasonable judgment that any event or condition that materially adversely affects the ability of any Servicer to collect the Transferred Receivables or to otherwise perform hereunder has occurred; or

            (i) a Termination Event shall have occurred or this Agreement shall have been terminated; or

            (j) a deterioration has taken place in the quality of servicing of Transferred Receivables or other Receivables serviced by any Servicer that the Administrative Agent, in its sole discretion, determines to be material, and such material deterioration has not been eliminated within 30 days after written notice thereof shall have been given by the Administrative Agent to such Servicer; or

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            (k) any Originator shall, or any Servicer shall, assign or purport to assign any of their respective obligations hereunder or under the Sale Agreement without the prior written consent of the Administrative Agent; or

            (l) a Change of Control shall occur; or

            (m) the Seller's board of managers/Equity Holders shall have determined that it is in the best interests of the Seller to terminate the duties of any Servicer hereunder and shall have given such Servicer, the Purchaser and the Administrative Agent at least 30 days' written notice thereof;

            then, and in any such event, the Administrative Agent shall, at the request of, or may, with the consent of, the Purchaser, by delivery of a Servicer Termination Notice to the Seller terminate the servicing responsibilities of all of the Servicers hereunder (or, in its discretion, any of them), without demand, protest or further notice of any kind, all of which are hereby waived by each Servicer. Upon the delivery of any such notice, all authority and power of the Servicers, or any of them, as the case may be, under this Agreement and the Sale Agreement shall pass to and be vested in the Successor Servicer acting pursuant to Section 11.02; provided that notwithstanding anything to the contrary herein, each Servicer agrees to continue to follow the procedures set forth in Section 7.02 with respect to Collections on the Transferred Receivables until a Successor Servicer has assumed the responsibilities and obligations of the Servicers in accordance with
Section 11.02.

                                   ARTICLE X.

                                    REMEDIES

            Section 10.01. Actions Upon Termination Event. If any Termination Event shall have occurred and be continuing and the Administrative Agent shall have declared the Facility Termination Date to have occurred or the Facility Termination Date shall be deemed to have occurred pursuant to Section 9.01, then the Administrative Agent may exercise in respect of the Seller Collateral, in addition to any and all other rights and remedies granted to it hereunder, under any other Related Document or under any other instrument or agreement securing, evidencing or relating to the Seller Secured Obligations or otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following actions:

            (a) The Administrative Agent may, without notice to the Seller except as required by law and at any time or from time to time, charge, offset or otherwise apply amounts payable to the Seller from the Collection Account, any Lockbox Account or any part of such accounts in accordance with the priorities set forth in Section 6.03 and 6.05 against all or any part of the Seller Secured Obligations.

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            (b) The Administrative Agent may, without notice except as specified below, solicit and accept bids for and sell the Seller Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of the Purchaser's or the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent shall have the right to conduct such sales on the Seller's premises or elsewhere and shall have the right to use any of the Seller's premises without charge for such sales at such time or times as the Administrative Agent deems necessary or advisable. The Seller agrees that, to the extent notice of sale shall be required by law, at least ten Business Days' notice to the Seller of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Seller Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Seller in and to the Seller Collateral so sold, and shall be a perpetual bar, both at law and in equity, against each Originator, the Seller, any Person claiming the Seller Collateral sold through any Originator or the Seller, and their respective successors or assigns. The Administrative Agent shall deposit the net proceeds of any such sale in the Collection Account and such proceeds shall be disbursed in accordance with Section 6.03 and 6.05.

            (c) Upon the completion of any sale under Section 10.01(b), the Seller or the Servicers, or any of them, shall deliver or cause to be delivered to the purchaser or purchasers at such sale on the date thereof, or within a reasonable time thereafter if it shall be impracticable to make immediate delivery, all of the Seller Collateral sold on such date, but in any event full title and right of possession to such property shall vest in such purchaser or purchasers upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any such purchaser, the Seller shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.

            (d) At any sale under Section 10.01(b), the Purchaser or the Administrative Agent may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.

            (e) The Administrative Agent may exercise, at the sole cost and expense of the Seller, any and all rights and remedies of the Seller under or in connection with the Seller Assigned Agreements or the other Seller Collateral, including any and all rights of the Seller to demand or otherwise require payment of any amount under, or performance of any provisions of, the Seller Assigned Agreements.

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            Section 10.02. Exercise of Remedies. No failure or delay on the part of the Administrative Agent in exercising any right, power or privilege under this Agreement and no course of dealing between any member of the Parent Group or the Seller, on the one hand, and the Administrative Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies that the Administrative Agent would otherwise have at law or in equity. No notice to or demand on any party hereto shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the party providing such notice or making such demand to any other or further action in any circumstances without notice or demand.

            Section 10.03. Power of Attorney. On the Closing Date, each of the Seller and each Servicer shall execute and deliver a power of attorney substantially in the form attached hereto as Exhibit 10.03 (each, a "Power of Attorney"). The power of attorney granted pursuant to each Power of Attorney is a power coupled with an interest and shall be irrevocable until all of the Seller Secured Obligations are indefeasibly paid or otherwise satisfied in full. The powers conferred on the Administrative Agent under each Power of Attorney are solely to protect the Administrative Agent's Liens upon and interests in the Seller Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. The Administrative Agent shall not be accountable for any amount other than amounts that it actually receives as a result of the exercise of such powers and none of the Administrative Agent's officers, directors, employees, agents or representatives shall be responsible to the Seller or any Servicer for any act or failure to act, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            Section 10.04. Continuing Security Interest. This Agreement shall create a continuing Lien in the Seller Collateral until the release of the Liens of the Administrative Agent thereon in accordance with Section 6.06(b).

                                  ARTICLE XI.

                          SUCCESSOR SERVICER PROVISIONS

            Section 11.01. Servicers Not to Resign. No Servicer shall resign from the obligations and duties hereby imposed on it except upon a determination that (a) the performance of its duties hereunder has become impermissible under applicable law or regulation and (b) there is no reasonable action that such Servicer could take to make the performance of its duties hereunder become permissible under applicable law. Any such determination shall (i) with respect to clause (a) above, be evidenced by an opinion of counsel to such effect and
(ii) with respect to clause (b) above, be evidenced by an Officer's Certificate to such effect, in each

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case delivered to the Administrative Agent for distribution to the Purchaser. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the applicable Servicer in accordance with Section 11.02.

            Section 11.02. Appointment of the Successor Servicer. In connection with the termination of a Servicer's responsibilities or the resignation by a Servicer under this Agreement pursuant to Sections 9.02 or 11.01, the Administrative Agent shall (a) succeed to and assume all of the applicable Servicer's responsibilities, rights, duties and obligations as a Servicer (but not in any other capacity, it being specifically understood that the Administrative Agent shall not assume any of the obligations of any Servicer set forth in Section 12.02) under this Agreement (and except that the Administrative Agent makes no representations and warranties pursuant to Section 4.02) and (b) may at any time appoint a successor servicer to the applicable Servicer that shall be acceptable to the Administrative Agent and shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the applicable Servicer under this Agreement (the Administrative Agent, in such capacity, or such successor servicer being referred to as the "Successor Servicer"); provided that the Successor Servicer shall have no responsibility for any actions of the applicable Servicer prior to the date of its appointment or assumption of duties as Successor Servicer. In selecting a Successor Servicer, the Administrative Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Administrative Agent an instrument in form and substance acceptable to the Administrative Agent.

            Section 11.03. Duties of the Servicer. Each Servicer covenants and agrees that, following the appointment of, or assumption of duties by, a Successor Servicer:

            (a) Such Servicer shall terminate its activities as Servicer hereunder in a manner that facilitates the transfer of servicing duties to the Successor Servicer and is otherwise acceptable to the Purchaser and the Administrative Agent and, without limiting the generality of the foregoing, shall timely deliver (i) any funds to the Administrative Agent that were required to be remitted to the Administrative Agent for deposit in the Collection Account and (ii) all Servicing Records and other information with respect to the Transferred Receivables and the Related Security to the Successor Servicer at a place selected by the Successor Servicer. Such Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may be required to vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of such Servicer.

            (b) Such Servicer shall terminate each existing Sub-Servicing Agreement and the Successor Servicer shall not be deemed to have assumed any of such Servicer's interests therein or to have replaced such Servicer as a party thereto.

            Section 11.04. Effect of Termination or Resignation. Any termination of or resignation by a Servicer hereunder shall not affect any claims that the Seller, the Purchaser or

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the Administrative Agent may have against such Servicer for events or actions taken or not taken by such Servicer arising prior to any such termination or resignation.

                                  ARTICLE XII.

                                 INDEMNIFICATION

            Section 12.01. Indemnities by the Seller.

            (a) Without limiting any other rights that the Purchaser, the Administrative Agent or any of their respective officers, directors, employees, attorneys, agents or representatives (each, an "Indemnified Person") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out of the transactions contemplated under this Agreement or under any other Related Document or any actions or failures to act in connection therewith, including any and all legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Related Documents; provided that the Seller shall not be liable for any indemnification to an Indemnified Person to the extent that any such Indemnified Amount (x) results from (i) such Indemnified Person's gross negligence or (ii) such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables and the Related Security. Without limiting the generality of the foregoing, the Seller shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement or any other Related Document or on any other information delivered by the Seller pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by the Seller to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Related Security, or the nonconformity of any Transferred Receivable or the Related Security with any such applicable law, rule or regulation; or

                  (iii) (1) the failure to vest and maintain vested in the Seller or the Administrative Agent valid and properly perfected title to and sole record and beneficial ownership of the Receivables and the Related Security that constitute Transferred Receivables and the Related Security, together with all Collections in respect thereof, free

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      and clear of any Adverse Claim and (2) the failure to maintain or transfer to the Administrative Agent for the benefit of the Purchaser a first, priority, perfected Lien in the Seller Collateral;

                  (iv) any dispute, claim, offset or defense of any Obligor (other than its discharge in bankruptcy) to the payment of any Transferred Receivable or the Related Security that is the subject of a Purchase hereunder (including a defense based on such Receivable or the Related Security not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services giving rise to such Receivable or the furnishing of or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable or the Related Security (if such collection activities were performed by any of its Affiliates acting as Servicer), except to the extent that such dispute, claim, offset or defense results solely from any action or inaction on the part of any Indemnified Person or is otherwise based on the inability of the Obligor to pay;

                  (v) any products liability claim or other claim arising out of or in connection with merchandise, insurance or services that is the subject of any Contract with respect to any Transferred Receivable;

                  (vi) the commingling of Collections with respect to Transferred Receivables by the Seller at any time with its other funds or the funds of any other Person;

                  (vii) any failure by the Seller to cause the filing of, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or any other applicable laws with respect to any Transferred Receivable or the Related Security that is the subject of a Purchase hereunder, whether at the time of any such Purchase or at any subsequent time; or

                  (viii) any failure of a Lockbox Account Bank or a Concentration Account Bank to comply with the terms of the applicable Lockbox Agreement.

            (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.01 not paid in accordance with Article VI shall be paid by the Seller to the Indemnified Person entitled thereto within five Business Days following demand therefor.

            Section 12.02. Indemnities by the Servicers.

            (a) Without limiting any other rights that an Indemnified Person may have hereunder or under applicable law, each Servicer hereby agrees to indemnify and hold harmless each Indemnified Person from and against any and all Indemnified Amounts that may be claimed or asserted against or incurred by any such Indemnified Person in connection with or arising out

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of any breach by such Servicer of its obligations hereunder or under any other
Related Document; provided that such Servicer shall not be liable for any indemnification to an Indemnified Person to the extent that any such Indemnified Amount (x) results solely from with respect to any Indemnified Person, (i) such Indemnified Person's gross negligence or (ii) such Indemnified Person's willful misconduct, in each case as finally determined by a court of competent jurisdiction, or (y) constitutes recourse for uncollectible or uncollected Transferred Receivables or the Related Security. Without limiting the generality of the foregoing, such Servicer shall pay on demand to each Indemnified Person any and all Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation or warranty made or deemed made by such Servicer (or any of its officers) in its capacity as a Servicer under or in connection with this Agreement or any other Related Document or on any other information delivered by such Servicer pursuant hereto or thereto that shall have been incorrect in any material respect when made or deemed made or delivered;

                  (ii) the failure by such Servicer in its capacity as a Servicer to comply with any term, provision or covenant contained in this Agreement, any other Related Document or any agreement executed in connection herewith or therewith, any applicable law, rule or regulation with respect to any Transferred Receivable or the Related Security, or the nonconformity of any Transferred Receivable or the Related Security with any such applicable law, rule or regulation;

                  (iii) the imposition of any Adverse Claim with respect to any Transferred Receivable, the Related Security or the Seller Collateral as a result of any action taken by such Servicer; or

                  (iv) the commingling of Collections with respect to Transferred Receivables by such Servicer at any time with its other funds or the funds of any other Person.

            (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 12.02 not paid in accordance with Article VI shall be paid by the applicable Servicer to the Indemnified Person entitled thereto within five Business Days following demand therefor.

            Section 12.03. Limitation of Damages; Indemnified Persons. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

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                                 ARTICLE XIII.

                                      AGENT

            Section 13.01. Authorization and Action. The Administrative Agent may take such action and carry out such functions under this Agreement as are authorized to be performed by it pursuant to the terms of this Agreement, any other Related Document or otherwise contemplated hereby or thereby or are reasonably incidental thereto; provided that the duties of the Administrative Agent hereunder shall be determined solely by the express provisions of this Agreement, and, other than the duties set forth in Section 13.02, any permissive right of the Administrative Agent hereunder shall not be construed as a duty.

            Section 13.02. Reliance. None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the other Related Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, and notwithstanding any term or provision hereof to the contrary, each of the Seller, each Servicer, and the Purchaser hereby acknowledges and agrees that the Administrative Agent (a) acts as agent hereunder for the Purchaser and has no duties or obligations to, shall incur no liabilities or obligations to, and does not act as an agent in any capacity for, the Seller (other than, with respect to the Administrative Agent, under the Power of Attorney with respect to remedial actions) or the Originators, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts, (c) makes no representation or warranty hereunder to any Affected Party and shall not be responsible to any such Person for any statements, representations or warranties made in or in connection with this Agreement or the other Related Documents, (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, or the other Related Documents on the part of the Seller, any Servicer or the Purchaser or to inspect the property (including the books and records) of the Seller, any Servicer or the Purchaser,
(e) shall not be responsible to the Seller, any Servicer or the Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Related Documents or any other instrument or document furnished pursuant hereto or thereto, (f) shall incur no liability under or in respect of this Agreement or the other Related Documents by acting upon any notice, consent, certificate or other instrument or writing believed by it to be genuine and signed, sent or communicated by the proper party or parties and (g) shall not be bound to make any investigation into the facts or matters stated in any notice or other communication hereunder and may rely on the accuracy of such facts or matters. Notwithstanding the foregoing, the Administrative Agent acknowledges that it has a duty to transfer funds between and among the Accounts and the Collection Account, in accordance with
Article VI and the instructions of the applicable Servicer.

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            Section 13.03. GE Capital and Affiliates. GE Capital and its
Affiliates may generally engage in any kind of business with any Obligor, the Originators, the Seller, any Servicer or the Purchaser, any of their respective Affiliates and any Person who may do business with or own securities of such Persons or any of their respective Affiliates, all as if GE Capital were not the Administrative Agent and without the duty to account therefor to any Obligor, any Originator, the Seller, any Servicer, the Purchaser or any other Person.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

            Section 14.01. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by facsimile (with such facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 14.01), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth under its name on the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Purchaser and the Administrative Agent) designated in any written notice provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall only be effective if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a Business Day, such notice shall only be effective on the immediately succeeding Business Day.

            Section 14.02. Binding Effect; Assignability by Seller and the Servicers; Assignment and Participations by the Purchaser.

            (a) This Agreement shall be binding upon and inure to the benefit of the Seller, each Servicer, the Purchaser, and the Administrative Agent and their respective successors and permitted assigns.

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            (b) Neither the Seller nor any Servicer may assign, transfer, hypothecate or otherwise convey any of their respective rights or obligations hereunder or interests herein without the express prior written consent of the Purchaser and the Administrative Agent. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller or any Servicer without the prior express written consent of the Purchaser and the Administrative Agent shall be void ab initio.

            (c) Subject to the terms of this Section 14.02, the Purchaser may make an assignment to a Person (x) that is an Affiliate of any Purchaser, or (y) has a rating of BBB or higher from S&P and a rating of Baa2 or higher from Moody's at the date that it becomes a Purchaser, or (z) that is organized under the laws of the United States, or any state thereof, and has a combined capital and surplus of at least $100,000,000 (any such Person being referred to herein as a "Qualified Assignee") of, or sale of participations in, at any time or times, the Related Documents, the Purchaser Interests and its Commitment or any portion thereof or interest therein, including the Purchaser's rights, title, interests, remedies, powers or duties thereunder. Any assignment by the Purchaser shall: (i) require the consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee and the execution of an assignment agreement in form and substance reasonably satisfactory to, and acknowledged by, the Administrative Agent (an "Assignment Agreement"); (ii) be conditioned on such assignee Purchaser representing to the assigning Purchaser and the Administrative Agent that it is purchasing the Purchaser Interest to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Purchaser shall have Commitments in an amount at least equal to $5,000,000 and the assigning Purchaser shall have retained Commitments in an amount at least equal to $5,000,000; and (iv) include a payment to Administrative Agent of an assignment fee of $3,500. In the case of an assignment by the Purchaser under this Section 14.02(a), the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Purchaser hereunder. The assigning Purchaser shall be relieved of its obligations hereunder with respect to its Commitments or assigned portion thereof from and after the date of such assignment. Seller hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Seller to the assignee and that the assignee shall be considered to be a "Purchaser". In all instances, each Purchaser's liability to invest in the Purchaser Interests hereunder shall be several and not joint and shall be limited to such Purchaser's Commitment. In the event Administrative Agent or the Purchaser assigns or otherwise transfers all or any part of the Seller Secured Obligations, Administrative Agent or any the Purchaser shall so notify Seller. Notwithstanding the foregoing provisions of this Section 14.02(c), the Purchaser may at any time pledge the Seller Secured Obligations held by it and the Purchaser's rights under this Agreement and the other Related Documents to a Federal Reserve Bank, and the Purchaser that is an investment fund may assign the Seller Secured Obligations held by it and the Purchaser's rights under this Agreement and the other Related Documents to another investment fund managed by the same investment advisor; provided, that no such pledge to a Federal Reserve Bank shall release the Purchaser from the Purchaser's obligations hereunder or under any other Relevant Document.

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            (d) Any participation by the Purchaser of all or any part of its
Commitment shall be made with the understanding that all amounts payable by Seller hereunder shall be determined as if the Purchaser had not sold such participation, and that the holder of any such participation shall not be entitled to require the Purchaser to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Seller Secured Obligations in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of the Purchaser Interest in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Seller Collateral (other than in accordance with the terms of this Agreement or the other Related Documents). Solely for purposes of Sections 2.09 and 2.10, Seller acknowledges and agrees that a participation shall give rise to a direct obligation of Seller to the participant and the participant shall be considered to be a "Purchaser". Except as set forth in the preceding sentence none of Seller, the Originators or the Servicers shall have any obligation or duty to any participant. Neither Administrative Agent nor the Purchaser (other than the Purchaser selling a participation) shall have any duty to any participant and may continue to deal solely with the Purchaser selling a participation as if no such sale had occurred.

            (e) Except as expressly provided in this Section 14.02, no Purchaser shall, as between Seller and that Purchaser, or Administrative Agent and that Purchaser, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Purchaser Interests or Seller Secured Obligations owed to such Purchaser.

            (f) Each of Seller and each Servicer shall assist the Purchaser permitted to sell assignments or participations under this Section 14.02 as reasonably required to enable the assigning or selling Purchaser to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each of Seller and each Servicer shall certify the correctness, completeness and accuracy of all descriptions of Seller, such Servicer and their respective affairs contained in any selling materials provided by it and all other information provided by it and included in such materials.

            (g) The Purchaser may furnish any information concerning Seller or any Servicer in the possession of the Purchaser from time to time to assignees and participants (including prospective assignees and participants); provided that the Purchaser shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 14.05.

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            Section 14.03. Termination; Survival of Seller Secured Obligations
Upon Facility Termination Date.

            (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date.

            (b) Except as otherwise expressly provided herein or in any other Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by any Affected Party under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of any Affected Party relating to any unpaid portion of the Seller Secured Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Facility Termination Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller or any Servicer, and all rights of any Affected Party hereunder, all as contained in the Related Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided that the rights and remedies provided for herein with respect to any breach of any representation or warranty made by the Seller or any Servicer pursuant to Article IV, the indemnification and payment provisions of Article XII and Sections 14.04, 14.05 and 14.06 shall be continuing and shall survive the Termination Date.

            Section 14.04. Costs, Expenses and Taxes. (a) The Seller shall reimburse the Administrative Agent for all out-of-pocket expenses incurred in connection with the negotiation and preparation of this Agreement and the other Related Documents (including the reasonable fees and expenses of all of its special counsel, advisors, consultants and auditors retained in connection with the transactions contemplated thereby and advice in connection therewith). The Seller shall reimburse the Purchaser and the Administrative Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

                  (i) the forwarding to the Seller or any other Person on behalf of the Seller by the Purchaser of any payments for Purchases made by it hereunder;

                  (ii) any amendment, modification or waiver of, consent with respect to, or termination of this Agreement or any of the other Related Documents or advice in connection with the administration thereof or their respective rights hereunder or thereunder;

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                  (iii) any Litigation, contest or dispute (whether instituted by the Seller, the Purchaser, the Administrative Agent or any other Person as a party, witness, or otherwise in any way relating to the Seller Collateral, any of the Related Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any Litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against the Seller or any other Person that may be obligated to the Purchaser or the Administrative Agent by virtue of the Related Documents, including any such Litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events, provided, that, notwithstanding anything in this Agreement to the contrary, in any cause of action brought by the Administrative Agent, the Seller shall not be liable for such fees, costs and expenses in the event the Seller is the prevailing party in such action;

                  (iv) any attempt to enforce any remedies of the Purchaser or the Administrative Agent against the Seller or any other Person that may be obligated to them by virtue of any of the Related Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events;

                  (v) any work-out or restructuring of the transactions contemplated hereby during the pendency of one or more Termination Events; and

                  (vi) efforts to (A) monitor the Purchases or any of the Seller Secured Obligations, (B) evaluate, observe or assess the Originators, the Seller or the Servicers or their respective affairs, and (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Seller Collateral;

            including all attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 14.04, all of which shall be payable, on demand, by the Seller to the Purchaser or the Administrative Agent, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or facsimile charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

            (b) In addition, the Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding income taxes that are excluded from Indemnified Taxes in accordance

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with Section 2.08(b)) and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement or any other Related Document, and the Seller agrees to indemnify and save each Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay or failure to pay such taxes and fees.

            Section 14.05. Confidentiality.

            (a) Except to the extent otherwise required by applicable law, as required to be filed publicly with the Securities and Exchange Commission, or unless the Administrative Agent shall otherwise consent in writing, the Seller and each Servicer each agrees to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary hereto) in its communications with third parties other than any Affected Party or any Indemnified Person and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary hereto) except to an Affected Party or an Indemnified Person or a current or future holder of the Permitted Outstanding Debt.

            (b) The Seller and each Servicer each agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the other Related Documents without the prior written consent of the Purchaser and the Administrative Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Seller or such Servicer, as applicable, shall consult with the Purchaser and the Administrative Agent prior to the issuance of such news release or public announcement. The Seller may, however, disclose the general terms of the transactions contemplated by this Agreement and the other Related Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement.

            (c) The Administrative Agent and Purchaser agree to exercise their best efforts to keep confidential any non-public information delivered pursuant to this Agreement and the Related Documents and identified as such by Seller (or provided to the Administrative Agent or the Purchaser by the Seller's independent public accountants or attorneys) and not to disclose such information to Persons other than to potential assignees or participants or to Persons employed by or engaged by the Administrative Agent, Purchaser or the Purchaser's assignees or participants including attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services. The confidentiality provisions contained in this
Section 14.05(c) shall not apply to disclosures (i) required to be made by the Administrative Agent or the Purchaser to any regulatory or governmental agency or pursuant to legal process or (ii) consisting of general portfolio information that does not identify any Seller Party. The obligations of the Administrative Agent and the Purchaser under this Section 14.05(c) shall supersede and replace the obligations of the Administrative Agent and the

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Purchaser under any confidentiality agreement executed and delivered by the
Administrative Agent or the Purchaser prior to the date hereof.

            Section 14.06. Complete Agreement; Modification of Agreement. This Agreement and the other Related Documents constitute the complete agreement among the parties hereto with respect to the subject matter here of and thereof, supersede all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 14.07.

            Section 14.07. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Related Documents, or any consent to any departure by the Seller or any Servicer therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto or thereto.

            Section 14.08. No Waiver; Remedies. The failure by the Purchaser or the Administrative Agent, at any time or times, to require strict performance by the Seller or any Servicer of any provision of this Agreement or any Purchase Assignment shall not waive, affect or diminish any right of the Purchaser or the Administrative Agent thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Seller or any Servicer contained in this Agreement or any Purchase Assignment, and no breach or default by the Seller or any Servicer hereunder or thereunder, shall be deemed to have been suspended or waived by the Purchaser or the Administrative Agent unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of the Purchaser and the Administrative Agent and directed to the Seller or the applicable Servicer, as applicable, specifying such suspension or waiver. The rights and remedies of the Purchaser and the Administrative Agent under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that the Purchaser and the Administrative Agent may have under any other agreement, including the other Related Documents, by operation of law or otherwise. Recourse to the Seller Collateral shall not be required.

            Section 14.09. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

            (a) THIS AGREEMENT AND EACH OTHER RELATED DOCUMENT (EXCEPT TO THE EXTENT THAT ANY RELATED DOCUMENT EXPRESSLY PROVIDES TO THE CONTRARY) AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL

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                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement

OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES) EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT IN THE RECEIVABLES AND THE RELATED SECURITY OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

            (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT; PROVIDED THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER OR THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE SELLER COLLATERAL OR ANY OTHER SECURITY FOR THE SELLER SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER OR THE ADMINISTRATIVE AGENT. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH BENEATH ITS NAME ON THE SIGNATURE PAGES HEREOF AND SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PARTY'S ACTUAL RECEIPT THEREOF. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                                                    A.M. Castle & Co. et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement

            (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            Section 14.10. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

            Section 14.11. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            Section 14.12. Section Titles. The section titles and table of contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            Section 14.13. Further Assurances.

            (a) Each of the Seller and each Servicer shall, at its sole cost and expense, upon request of the Purchaser or the Administrative Agent, promptly and duly execute and deliver any and all further instruments and documents and take such further action that may be necessary or desirable or that the Purchaser or the Administrative Agent may request to (i) perfect, protect, preserve, continue and maintain fully the Purchases made and the right, title and interests (including Liens) granted to the Administrative Agent under this Agreement, (ii) enable the Purchaser or the Administrative Agent to exercise and enforce its rights under this Agreement or any of the other Related Documents or (iii) otherwise carry out more effectively the provisions and purposes of this Agreement or any other Related Document. Without limiting the generality of the foregoing, the Seller shall, upon request of the Purchaser or the Administrative Agent, (A) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices that may be necessary or desirable or

                                                    A.M. Castle & Co. et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement
that the Purchaser or the Administrative Agent may request to perfect, protect and preserve the Purchases made and the Liens granted pursuant to this Agreement, free and clear of all Adverse Claims, (B) mark, or cause each Servicer to mark, each Contract evidencing each Transferred Receivable and the Related Security with a legend, acceptable to the Purchaser and the Administrative Agent evidencing that the Administrative Agent on behalf of the Purchaser has purchased an undivided percentage ownership interest in all right and title thereto and interest therein as provided herein (for example, "This writing and the obligations evidenced or secured hereby have been sold to General Electric Capital Corporation for itself and as Administrative Agent"),
(C) mark, or cause each Servicer to mark, its master data processing records evidencing such Transferred Receivables and the Related Security with such a legend and (D) notify or cause each Servicer to notify Obligors of the sale of undivided percentage ownership interests in the Transferred Receivables and the Related Security effected hereunder.

            (b) Without limiting the generality of the foregoing, the Seller hereby authorizes the Purchaser and the Administrative Agent, and the Purchaser hereby authorizes the Administrative Agent, to file one or more financing or continuation statements, or amendments thereto or assignments thereof, relating to all or any part of the Transferred Receivables and the Related Security, including Collections with respect thereto, or the Seller Collateral without the signature of the Seller or, as applicable, the Administrative Agent or the Purchaser to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Transferred Receivables, the Related Security, the Seller Collateral or any part thereof shall be sufficient as a notice or financing statement where permitted by law.

                            [SIGNATURE PAGES FOLLOW]

                                                    A.M. Castle & Co. et al. and
                                                               Castle SPFD, LLC,
                                                            Receivables Purchase
                                                         and Servicing Agreement

            IN WITNESS WHEREOF, the parties have caused this Receivables Purchase and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 CASTLE SPFD, LLC, as the Seller

                                 By /s/ Edward F. Culliton
                                    --------------------------------------------
                                 Print Name: Edward F. Culliton
                                 Title:      President

                                 Address:
                                 3400 N. Wolf Road
                                 Franklin Park, IL  60131
                                 Attention: Jerry M. Aufox
                                 Telephone: 847/455-7111
                                 Facsimile: 847/455-7136

                                 A. M. CASTLE & co., as the Master
                                 Servicer and a Servicer

                                 By /s/ Edward F. Culliton
                                    --------------------------------------------
                                 Print Name: Edward F. Culliton
                                 Title:      Vice President

                                 Address:
                                 3400 N. Wolf Road
                                 Franklin Park, IL  60131
                                 Attention: Jerry M. Aufox, Corporate Counsel
                                 Telephone: 847/455-7111
                                 Facsimile: 847/455-7136

      [SIGNATURE PAGE TO THE RECEIVABLES PURCHASE AND SERVICING AGREEMENT]

                                 OLIVER STEEL PLATE CO., as a Servicer

                                 By /s/ Edward F. Culliton
                                    --------------------------------------------
                                 Print Name: Edward F. Culliton
                                 Title:      Vice President

                                 Address:
                                 7851 Bavaria Road
                                 Twinsburg, OH  44087
                                 Attention: President
                                 Telephone: 330/425-7000
                                 Facsimile: 330/425-7300

                                 TOTAL PLASTICS, INC., as a Servicer

                                 By /s/ Edward F. Culliton
                                    --------------------------------------------
                                 Print Name: Edward F. Culliton
                                 Title:      Vice President

                                 Address:
                                 2810 N. Burdick Street
                                 Kalamazoo, MI  49004
                                 Attention: President
                                 Telephone: 616/344-0009
                                 Facsimile: 616/344-0711

      [SIGNATURE PAGE TO THE RECEIVABLES PURCHASE AND SERVICING AGREEMENT]

                                 CASTLE IND MGR, INC., as the Independent Member

                                 By /s/ Edward F. Culliton
                                    --------------------------------------------
                                 Print Name: Edward F. Culliton
                                 Title:      President

                                 Address:
                                 3400 N. Wolf Road
                                 Franklin Park, IL  60131
                                 Attention:Jerry M. Aufox
                                 Telephone: 847/455-7111
                                 Facsimile: 847/455-7136

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as the Purchaser

                                 By /s/ John L. Dale
                                    --------------------------------------------
                                 Print Name: John L. Dale
                                 Duly Authorized Signatory

                                 Address:
                                 500 West Monroe Street, Suite 1200
                                 Chicago, Illinois  60661
                                 Attention: A.M. Castle Account Manager
                                 Telephone: (312) 463-2347
                                 Facsimile: (312) 463-3840

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as the Administrative Agent

                                 By /s/ John L. Dale
                                    --------------------------------------------
                                 Print Name: John L. Dale
                                 Duly Authorized Signatory

                                 Address:
                                 500 West Monroe Street, Suite 1200
                                 Chicago, Illinois  60661
                                 Attention: A.M. Castle Account Manager
                                 Telephone: (312) 463-2347
                                 Facsimile: (312) 463-3840

      [SIGNATURE PAGE TO THE RECEIVABLES PURCHASE AND SERVICING AGREEMENT]

                                     Annex X

                                   DEFINITIONS

                                                                  EXECUTION COPY

                                     ANNEX X

                                       to

                   RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

                                       and

                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT,

                       each dated as of December 26, 2002,

                         Definitions and Interpretation

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            SECTION 1. Definitions and Conventions. Capitalized terms used in the Sale Agreement and the Purchase Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

            "ACCOUNTING CHANGES" shall mean, with respect to any Person, (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto or any agency with similar functions); (b) changes in accounting principles concurred in by such Person's certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments.

            "ACCOUNTS" shall mean the Collection Account, the Concentration Account and the Lockbox Accounts, collectively.

            "ACCOUNT COLLATERAL" shall have the meaning assigned to it in clause
(f) of the definition of the term "Related Security".

            "ACCRUED SERVICING FEE" shall mean, as of any date of determination within a Settlement Period, the sum of the Servicing Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

            "ACCRUED UNUSED FACILITY FEE" shall mean, as of any date of determination within a Settlement Period, the sum of the Unused Facility Fees calculated for each day from and including the first day of the Settlement Period through and including such date.

            "ACCUMULATED FUNDING DEFICIENCY" shall mean an "accumulated funding deficiency" as defined in Section 412 of the IRC and Section 302 of ERISA, whether or not waived.

            "ADDITIONAL AMOUNTS" shall mean any amounts payable to any Affected Party under Sections 2.09 or 2.10 of the Purchase Agreement.

            "ADDITIONAL COSTS" shall have the meaning assigned to it in Section 2.09(b) of the Purchase Agreement.

            "ADMINISTRATIVE AGENT" shall have the meaning set forth in the Preamble of the Purchase Agreement.

            "ADVERSE CLAIM" shall mean any claim of ownership or any Lien, other than any ownership interest or Lien created under the Sale Agreement or the Purchase Agreement.

            "AFFECTED PARTY" shall mean each of the following Persons: the Purchaser, the Administrative Agent, the Depositary and each Affiliate of the foregoing Persons.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "AFFILIATE" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Equity Interests having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

            "AFFILIATED PARTY" shall have the meaning assigned to it in Recital G of the Sale Agreement.

            "ANCILLARY SERVICES AND LEASE AGREEMENT" shall mean that certain Ancillary Services and Lease Agreement dated as of December 26, 2002 between the Parent and the Seller.

            "APPENDICES" shall mean, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

            "APPLICABLE SERVICING FEE" shall mean, as of any Settlement Date, with respect to each Servicer other than the Master Servicer, an amount equal to
(a) the Servicing Fee received by the Master Servicer or its Successor Servicer on such Settlement Date pursuant to Section 2.07(b) of the Purchase Agreement less the Master Servicer's portion of such Servicing Fee, multiplied by (b) a percentage equal to (i) the Outstanding Balance of Transferred Receivables, as of the last day of the related Settlement Period, sold by such Servicer in its capacity as an Originator under the Sale Agreement divided by (ii) the Outstanding Balance of all Transferred Receivables as of the last day of the related Settlement Period.

            "ASSIGNMENT AGREEMENT" shall have the meaning assigned to it in
Section 14.02(c) of the Purchase Agreement.

            "AUTHORIZED OFFICER" shall mean, with respect to any corporation or limited liability company, as the case may be, the Chief Executive Officer, Chief Financial Officer, Treasurer, Chairman or Vice-Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or limited liability company specifically authorized in resolutions of the Board of Directors or Board of Managers of such corporation or limited liability company, as the case may be, to sign agreements, instruments or other documents on behalf of such corporation in connection with the transactions contemplated by the Sale Agreement, the Purchase Agreement and the other Related Documents.

            "AVAILABILITY" shall mean, as of any date of determination, the amount equal to the lesser of: (a) the Available Accounts Receivables minus (ii) the Discount Reserve and minus (iii) the Availability Reserve and (b) the Maximum Purchase Limit.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "AVAILABILITY RESERVE" shall mean, as of any date of determination,
(i) $10,000,000, if the Fixed Charge Coverage Ratio for the Parent and its Subsidiaries on a consolidated basis at the end of a Settlement Period for the 12-month period then ended is less than 1.1 to 1.0, or (ii) zero, if the Fixed Charge Coverage Ratio for the Parent and its Subsidiaries on a consolidated basis at the end of any Settlement Period in the 12-month period then most recently ended is equal to or greater than 1.1 to 1.0.

            "AVAILABLE ACCOUNTS RECEIVABLES" shall mean the Investment Base multiplied by the Dynamic Purchase Discount Rate.

            "BANKRUPTCY CODE" shall mean the provisions of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq.

            "BILLED AMOUNT" shall mean, with respect to any Receivable, the amount billed on the Billing Date to the Obligor thereunder.

            "BILLING DATE" shall mean, with respect to any Receivable, the date on which the invoice with respect thereto was generated and billed to the Obligor.

            "BREAKAGE COSTS" shall have the meaning assigned to it in Section
2.10 of the Purchase Agreement.

            "BRINGDOWN CERTIFICATE" shall have the meaning assigned to it in
Section 5.02 of the Purchase Agreement.

            "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in any of the States of Illinois or New York.

            "BUYER" shall mean the Seller in its capacity as the purchaser under the Sale Agreement.

            "BUYER INDEMNIFIED PERSON" shall have the meaning assigned to it in
Section 5.01 of the Sale Agreement.

            "CAPITAL EXPENDITURES" shall mean, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Debt) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

            "CAPITAL INVESTMENT" shall mean, as of any date of determination, the amount equal to (a) the aggregate deposits made by the Purchaser to the Collection Account pursuant to Section 2.04(b)(i) of the Purchase Agreement on or before such date, minus (b) the aggregate amounts disbursed to the Purchaser in reduction of Capital Investment pursuant to the Purchase Agreement on or before such date.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "CAPITAL INVESTMENT AVAILABLE" shall mean, as of any date of determination, the amount, if any, by which Availability exceeds Capital Investment, in each case as of the end of the immediately preceding day.

            "CAPITAL LEASE" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

            "CAPITAL LEASE OBLIGATION" shall mean, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

            "CAPITAL PURCHASE" shall have the meaning assigned to it in Section
2.01 of the Purchase Agreement.

            "CAPITAL PURCHASE REQUEST" shall have the meaning assigned to it in
Section 2.03(b) of the Purchase Agreement.

            "CHANGE OF CONTROL" shall mean any event, transaction or occurrence as a result of which (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) (other than any Person or group of Persons that owns of record or beneficially, in the aggregate, on the Closing Date, 15% or more of the issued and outstanding shares of capital stock of the Parent) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the issued and outstanding shares of capital stock of the Parent having the right to vote for the election of directors of the respective entity under ordinary circumstances; (b) during any twelve (12) consecutive calendar months ending after the Closing Date, individuals who at the beginning of such twelve-month period constituted the board of directors of the Parent (together with any new directors whose election by such board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute a majority of the board of directors of the Parent then in office;
(c) the Parent shall cease to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding Equity Interests of the other Originators, of the Independent Member or of the Seller; or (d) the Parent has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of the Parent.

            "CLOSING DATE" shall mean December 26, 2002.

            "COLLECTIONS" shall mean, with respect to any Receivable, all cash collections and other proceeds of such Receivable, including, without limitation, all late charges, fees and interest arising thereon, all recoveries with respect to any such Receivable that has been written off as uncollectible, and any payments (whether by a scrap mill, an Originator or any other

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Person) with respect to Returned Goods or Scrapped Goods, BUT EXCLUDING, HOWEVER, any purchase price paid to the Originators by the Buyer with respect to and as consideration for the sale of the Transferred Receivables by any of the Originators to the Buyer.

            "COLLECTION ACCOUNT" shall mean Deutsche Bank Trust Company Americas, New York, New York, ABA No. 021 001 033, Account No. 502 328 54, Account Name: GE Capital/CAF Depository, Reference: A. M. Castle CFN 4963, established by the Administrative Agent pursuant to the requirements set forth in Section 6.01(b) of the Purchase Agreement.

            "COMMITMENT" shall mean, with respect to the Purchaser, its commitment to purchase the Purchaser Interest under the Purchase Agreement in the amount set forth opposite its name on the signature pages of the Purchase Agreement or any Assignment Agreement executed pursuant thereto.

            "COMMITMENT REDUCTION NOTICE" shall have the meaning assigned to it in Section 2.02(a) of the Purchase Agreement.

            "COMMITMENT TERMINATION NOTICE" shall have the meaning assigned to it in Section 2.02(b) of the Purchase Agreement.

            "COMPLIANCE CERTIFICATE" means a certificate in the form of Schedule CC to this Annex X delivered to the Administrative Agent and the Purchaser by the Parent pursuant to the provisions of the Sale Agreement and covering, among other things, its compliance with the financial covenants contained in Annex 4.04(l) to the Sale Agreement.

            "CONCENTRATION ACCOUNT" shall mean that certain concentration account listed on Schedule 4.01(r) to the Purchase Agreement established in the name of the Seller and held at the Concentration Account Bank.

            "CONCENTRATION ACCOUNT BANK" shall mean any bank or other financial institution at which the Concentration Account is maintained.

            "CONCENTRATION DISCOUNT AMOUNT" shall mean, with respect to any Obligor, and as of any date of determination after giving effect to all Eligible Receivables to be transferred on such date, the amount by which the Outstanding Balance of Eligible Receivables owing by such Obligor exceeds the product of (a) the percentage set forth in the table below based upon the short-term unsecured debt rating assigned to such Obligor's short-term debt at such time by S&P and Moody's (and, if such Obligor is rated by both agencies and has a split rating (except for an A-1+/P-1 rating), the applicable rating will be the lower of the two) and (b) the Outstanding Balance of all Eligible Receivables on such date.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                                       ALLOWABLE % OF ELIGIBLE
S&P RATING                 MOODY'S RATING              RECEIVABLES
----------                 --------------              -----------
A-1+                       P-1                         5%
A-1                        P-1                         5%
A-2                        P-2                         5%
A-3                        P-3                         3%
Below A-3 or Not Rated     Below P-3 or Not Rated by   3%
by either S&P or Moody's   either S&P or Moody's

            "CONSOLIDATED EBITDA" shall mean, for any period, on a consolidated basis for the Parent and its Subsidiaries, the sum of the amounts for such period, without duplication of

            (a) consolidated net income of the Parent and Subsidiaries for such period, minus

            (b) the sum, without duplication, of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) by the Parent or its Subsidiaries, and (v) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of the Servicers for such period in accordance with GAAP, plus

            (c) the sum, without duplication, of (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items for such period, (iv) any aggregate net loss during such period arising from the sale, exchange or other disposition of capital assets (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) by the Parent or its Subsidiaries, (v) the amount of non-cash charges (including depreciation and amortization) for such period, (vi) amortized debt discount for such period and
(vii) any cash income or losses occurred in respect to any joint venture or business partnership, in each case to the extent included in the calculation of consolidated net income of the Servicers for such period in accordance with GAAP.

            "CONTAMINANT" shall mean any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste,

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
asbestos, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental Laws.

            "CONTRACT" shall mean any agreement (including any invoice, draft or promissory note) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Receivable.

            "CONTRIBUTED RECEIVABLES" shall have the meaning assigned to it in
Section 2.01(d) of the Sale Agreement.

            "CREDIT AND COLLECTION POLICIES" shall mean the credit, collection, customer relations and service policies of the Originators in effect on the Closing Date and as set forth on Exhibit A to the Purchase Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified with the written consent of the Administrative Agent.

            "CREDIT MEMO LAG" shall mean the weighted average number of days, as determined by the Administrative Agent pursuant to the results of the most recent field examination, between the date a credit is applied to the aged trial balance and the applicable original invoice date.

            "CREDIT MEMO RESERVE" shall mean, the product of (i) the aggregate Dilution Factors during the twelve (12) Settlement Periods most recently ended on or prior to the date of determination, divided by (ii) three hundred and sixty (360) days, multiplied by (iii) the Credit Memo Lag less thirty (30) days. For the purposes of Availability on the Closing Date, the Credit Memo Reserve shall equal the amount calculated as set forth in the Monthly Report.

            "DAILY DEFAULT MARGIN" shall mean, for any day on which a Termination Event has occurred and is continuing, two percent (2.0%) divided by 360.

            "DAILY MARGIN" shall mean, for any day, the Per Annum Daily Margin on such day divided by 360.

            "DAILY YIELD" shall mean, for any day, the aggregate of the following for each portion of the Capital Investment: the product of (a) the portion of the Capital Investment outstanding on such day at a given Daily Yield Rate, multiplied by (b) the sum of (i) such Daily Yield Rate, plus (ii) the applicable Daily Margin on such day for such Daily Yield Rate, plus (iii) if a Termination Event has occurred and is continuing, the Daily Default Margin.

            "DAILY YIELD RATE" shall mean, for any day during a Settlement Period, (a) the LIBOR Rate or Index Rate, as applicable, on such day, divided by
(b) 360.

            "DEBT" of any Person shall mean, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services payment for which is deferred 90 days or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are not overdue by more than 90 days unless being contested in

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all liabilities of such Person under Title IV of ERISA, (i) all Guaranteed Indebtedness of such Person, (j) all indebtedness referred to in clauses (a) through (i) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, (k) all obligations, indebtedness and liabilities constituting the Permitted Outstanding Debt or arising pursuant thereto, and (k) the Seller Secured Obligations.

            "DEFAULTED RECEIVABLE" shall mean (a) with respect to any Receivable that is not an Extended Term Receivable, a Receivable: (i) with respect to which any payment, or part thereof, remains unpaid for more than 60 days from its Maturity Date, (ii) with respect to which the Obligor thereunder has taken any action, or suffered any event to occur, of the type described in Sections 9.01(c) or 9.01(d) of the Purchase Agreement or (iii) that otherwise is or should be determined to be uncollectible and is or should be written off in accordance with the Credit and Collection Policies and (b) with respect to any Receivable that is an Extended Term Receivable, a Receivable that (i) remains unpaid for more than four (4) Business Days after its Extended Maturity Date,
(ii) with respect to which the Obligor thereunder has taken any action, or suffered any event to occur, of the type described in Sections 9.01(c) or 9.01(d) of the Purchase Agreement or (iii) that otherwise is or should be determined to be uncollectible and is or should be written off in accordance with the Credit and Collection Policies.

            "DEFAULT RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) (i) the average of the respective Outstanding Balances of all Transferred Receivables which constituted Defaulted Receivables as of the last day of the three Settlement Periods immediately preceding such date, plus (ii) the average Outstanding Balance of Transferred Receivables that were written off as uncollectible during such three Settlement Periods.

            to

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (b) the average of the respective Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

            "DELINQUENCY RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) the average of the respective Outstanding Balances of all Transferred Receivables which remain unpaid for more than 30 days but less than 61 days from their respective Maturity Date as of the last day of the three Settlement Periods immediately preceding such date to

            (b) the average of the Outstanding Balances of all Transferred Receivables as of the last day of the three Settlement Periods immediately preceding such date.

            "DEPOSIT INVESTMENTS" shall mean, with respect to any Account Collateral, the certificates, instruments, investment property or other investments in which amounts constituting such collateral are invested from time to time.

            "DEPOSITARY" shall mean Deutsche Bank Trust Company Americas, in its capacity as the depositary for GE Capital.

            "DILUTION FACTORS" shall mean, with respect to any Receivable, any credits, rebates, freight charges, cash discounts, volume discounts, cooperative advertising expenses, royalty payments, warranties, cost of parts required to be maintained by agreement (whether express or implied), warehouse and other allowances, disputes, setoffs, chargebacks, credits issued on account of returned defective goods or other returned or repossessed goods or scrapped goods, inventory transfers, allowances for early payments and other similar allowances that are reflected on the books of each Originator and made or coordinated with the usual practices of the Originator thereof; PROVIDED THAT any allowances or adjustments in accordance with the Credit and Collection Policies made on account of the insolvency of the Obligor thereunder or such Obligor's inability to pay shall not constitute a Dilution Factor.

            "DILUTION RATIO" shall mean, as of any date of determination, the ratio (expressed as a percentage) of:

            (a) the sum of (i) the aggregate Dilution Factors during the three
(3) consecutive Settlement Periods most recently ended on or prior to the date of determination, plus, without duplication (ii) gross write-offs in connection with Credit and Collection Policies (without deduction of any debit memos or recoveries) during such three (3) consecutive Settlement Periods, to

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (b) the aggregate gross Billed Amount of all Transferred Receivables originated during the third, fourth and fifth Settlement Periods preceding the Settlement Period then most recently ended.

            "DILUTION RESERVE RATIO" shall mean, as of any date of determination, the sum of (a) the product of (i) two multiplied by (ii) the Dilution Ratio for the Settlement Period most recently ended plus (b) 5%. Notwithstanding the foregoing, the Dilution Reserve Ratio may be changed at any time at the sole discretion of the Administrative Agent, exercised in good faith.

            "DOL" shall mean the United States Department of Labor and any Person succeeding to the functions thereof.

            "DISCOUNT RESERVE" shall mean, at any time, the product of (a) 1.5,
(b) the Index Rate, (c) Capital Investment and (d) a fraction, the numerator of which is the higher of (i) 30 and (ii) the most recently reported Receivables Collection Turnover, and the denominator of which is 360; PROVIDED THAT, the Discount Reserve may be changed at any time at the sole discretion of the Administrative Agent, exercised in good faith.

            "DISTRICT" shall mean the geographic location of the office of the Originator which generates the Contract with respect to any Receivable.

            "DOLLARS" or "$" shall mean lawful currency of the United States of America.

            "DOMESTIC SUBSIDIARY" shall mean a Subsidiary organized under the laws of a jurisdiction located in the United States of America.

            "DYNAMIC PURCHASE DISCOUNT RATE" shall mean, as of any date of determination, the rate equal to the lesser of (i) Purchase Discount Rate Cap and (ii) 100% minus the Dilution Reserve Ratio.

            "EARLY TERMINATION FEE" shall mean the First Year Early Termination Fee and the Second Year Early Termination Fee.

            "ELECTION NOTICE" shall have the meaning assigned to it in Section 2.01(d) of the Sale Agreement.

            "ELIGIBLE EXTENDED TERM RECEIVABLE" shall mean, as of any date of determination, an Extended Term Receivable (i) that is evidenced by an Extended Term Instrument, the original of which, together with all requisite endorsements, is delivered to the Administrative Agent pursuant to Section 8.04 of the Purchase Agreement, (ii) that is not a Defaulted Receivable or an Unapproved Receivable, (iii) that satisfies all criteria of eligibility of a Transferred Receivable other than clause (n) of the definition of "Eligible Receivable" and (iv) that is a liability of an Extended Term Receivable Obligor; PROVIDED THAT the aggregate Outstanding Balance of the Extended Term Receivables that exceeds 5% of the aggregate Outstanding Balance of all Eligible Receivables shall be ineligible; and PROVIDED, FURTHER, THAT if

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
any of the Extended Term Receivables of an Obligor is a Defaulted Receivable (i) all Eligible Extended Term Receivables, if any, of such Obligor shall be ineligible and (ii) such Obligor shall no longer be an Extended Term Receivable Obligor and Schedule 3 to this Annex X shall be deemed amended by deleting such Obligor therefrom without any further action of the parties; it being understood that no Extended Term Receivable of such Obligor shall be eligible.

            "ELIGIBLE RECEIVABLE" shall mean, as of any date of determination,
(i) an Eligible Extended Term Receivable and (ii) a Transferred Receivable:

            (a) that is not a liability of an Obligor (i) organized under the laws of any jurisdiction outside of the United States of America (including the District of Columbia but otherwise excluding its territories and possessions),
(ii) having its principal place of business outside of the United States of America (including the District of Columbia but otherwise excluding its territories and possessions), (iii) that is an Affiliate of the Seller or the applicable Originator, (iv) that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless the applicable Originator, if necessary or desirable, has complied with respect to that obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment or enforcement thereof, or (v) that is a natural person; PROVIDED THAT, Transferred Receivables owing from an Obligor organized under the laws of Canada or any province thereof which has its principal place of business in Canada may be eligible as long as the other criteria of eligibility hereunder with respect to such Transferred Receivables are satisfied, and PROVIDED FURTHER that the aggregate Outstanding Balance of such Transferred Receivables that are eligible shall not exceed five percent (5%) of the aggregate Outstanding Balance of all Eligible Receivables;

            (b) that is only denominated and payable in Dollars in the United States of America;

            (c) that is not and will not be subject to any deposit or right of rescission, set-off, recoupment, counterclaim, dispute or defense, whether arising out of transactions concerning the Contract therefor or otherwise or is subject to a claim by the Obligor thereunder for consequential damages;

            (d) that is not a Defaulted Receivable or an Unapproved Receivable;

            (e) which is not the liability of an Obligor as to which more than 25% of the aggregate Outstanding Balance of all Receivables owing from such Obligor are Defaulted Receivables;

            (f) that, does not represent "billed but not yet shipped," "bill and hold" or "progress-billed" goods or merchandise, unperformed services, consigned goods or "sale or return" goods and does not arise from a transaction for which any additional performance by the Originator thereof, or acceptance by or other act of the Obligor thereunder, remains to be performed as a condition to any payments on such Receivable;

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (g) as to which the representations and warranties of Sections 4.01(x)(ii)-(iv) of the Sale Agreement are true and correct in all respects as of the Transfer Date therefor and has been transferred to the Seller pursuant to the Sale Agreement in a transaction constituting a true sale or other outright conveyance and contribution;

            (h) that is not the liability of an Obligor that has any claim of a material nature against or affecting any Originator or the property of any Originator;

            (i) that is a true and correct statement of a bona fide indebtedness incurred in the amount of the Billed Amount of such Receivable for merchandise or goods sold to or services rendered and accepted by the Obligor thereunder;

            (j) that was originated by an Originator in accordance with and satisfies all applicable requirements of the Credit and Collection Policies, except to the extent that the failure to satisfy such requirements could not reasonably be expected to have a material adverse effect on the collectibility or enforceability of such Receivable;

            (k) that represents the genuine, legal, valid and binding obligation of the Obligor thereunder enforceable by the holder thereof in accordance with its terms;

            (l) that is entitled to be paid pursuant to the terms of the Contract therefor, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the Originator thereof (except for adjustments to the Outstanding Balance thereof to reflect Dilution Factors made in accordance with the Credit and Collection Policy);

            (m) with respect to which the Originator thereof has submitted all necessary documentation for payment to the Obligor thereunder and such Originator has fulfilled all of its other obligations in respect thereof;

            (n) the stated term of which, if any, is not greater than 30 days after its Billing Date (other than with respect to Extended Term Receivables);

            (o) that was created in compliance with and otherwise does not contravene any laws, rules or regulations applicable thereto (including laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract therefor is in violation of any such law, rule or regulation, in each case except to the extent that such noncompliance or contravention could not reasonably be expected to have a material adverse effect on the collectibility, enforceability, value or payment terms of such Receivable;

            (p) with respect to which no proceedings or investigations are pending or threatened before any Governmental Authority (i) asserting the invalidity of such Receivable or

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
the Contract therefor, (ii) asserting the bankruptcy or insolvency of the Obligor thereunder, (iii) seeking payment of such Receivable or payment and performance of such Contract or (iv) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

            (q) with respect to which the Obligor thereunder is not: (i) bankrupt or insolvent, (ii) unable to make payment of its obligations when due,
(iii) a debtor in a voluntary or involuntary bankruptcy proceeding, or (iv) the subject of a comparable receivership or insolvency proceeding;

            (r) that (other than in the case of Eligible Extended Term Receivables) is an "account" (and is not evidenced by a draft, promissory note or other instrument and does not constitute chattel paper) within the meaning of the UCC of the jurisdictions in which each of the Originators, the Parent and the Seller are organized;

            (s) that is payable solely and directly to an Originator and not to any other Person (including any shipper of the merchandise or goods that gave rise to such Receivable), except to the extent that payment thereof may be made to the Collection Account or otherwise as directed pursuant to Article VI of the Purchase Agreement;

            (t) with respect to which all material consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of such Receivable or the Contract therefor have been duly obtained, effected or given and are in full force and effect;

            (u) that is created through the provision of merchandise, goods or services by the Originator thereof in the ordinary course of its business in a current transaction;

            (v) that complies with such other criteria and requirements as the Administrative Agent may from time to time, in its reasonable credit judgment, specify to the Seller or the Originator thereof upon not less than three (3) Business Days' prior written notice;

            (w) that is not the liability of an Obligor that is receiving or, under the terms of the Credit and Collection Policies, should receive merchandise, goods or services on a "cash on delivery" basis;

            (x) that does not constitute a rebilled amount arising from a deduction taken by an Obligor with respect to a previously arising Receivable or the balance owed on a Receivable with respect to which one or more partial payments have been made;

            (y) with respect to which no check, draft or other item of payment has previously been received which was returned unpaid or otherwise dishonored;

            (z) no portion of which constitutes sales tax, excise tax or commission, late fees, service charges or similar charges;

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (aa) that is not subject to any Lien, right, claim, security interest or other interest of any other Person, other than Liens in favor of the Administrative Agent and the Purchaser; and

            (bb) which is not an indebtedness or a liability of a scrap mill (whether or not a supplier) or any other Person with respect to Scrapped Goods.

            "ENVIRONMENTAL LAWS" shall mean all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.Sections 9601 et seq.); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C.Sections 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.Sections 136 et seq.); the Solid Waste Disposal Act (42 U.S.C.Sections 6901 et seq.); the Toxic Substance Control Act (15 U.S.C.Sections 2601 et seq.); the Clean Air Act (42 U.S.C.Sections 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C.Sections 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C.Sections 651 et seq.); the Safe Drinking Water Act (42 U.S.C.Sections 300(f) et seq.); and the Resource Conservation and Recovery Act of 1976, 42 U.S.C.Sections 6901 et seq., each as from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

            "ENVIRONMENTAL LIEN" shall mean a lien in favor of any Governmental Authority for (a) any liability under Environmental Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater (a "RELEASE") or threatened Release of a Contaminant into the environment.

            "ENVIRONMENTAL PERMITS" shall mean all permits, licenses, authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

            "EQUITY INTEREST" shall mean all shares, options, warrants, member interests, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, limited liability company, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act).

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "EQUITY HOLDERS" shall mean, with respect to any Person, each holder of Equity Interests of such Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and any regulations promulgated thereunder.

            "ERISA AFFILIATE" shall mean, with respect to any Originator, any trade or business (whether or not incorporated) that, together with such Originator, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

            "ERISA EVENT" shall mean, with respect to any Originator or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Originator or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer," as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Originator or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Originator or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days;
(g) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 of ERISA; (i) the loss of a Qualified Plan's qualification or tax exempt status; or
(j) the termination of a Plan described in Section 4064 of ERISA.

            "ESOP" shall mean a Plan that is intended to satisfy the requirements of Section 4975(e)(7) of the IRC.

            "EVENT OF SERVICER TERMINATION" shall have the meaning assigned to it in Section 9.02 of the Purchase Agreement.

            "EXCLUDED RECEIVABLE" shall mean any indebtedness of Obligors (whether constituting an account, general intangible, instrument or otherwise) arising from the sale of merchandise, goods or services by any District of any Originator to its Obligors (including the right to payment of any interest or finance charges and other obligations of such Obligors with respect thereto) designated in writing by the Administrative Agent to the Originators at any time that the aggregate principal amount of Transferred Receivables at any one time outstanding exceeds $75,000,000 and arising after the date of such written designation.

            "EXTENDED MATURITY DATE" shall mean, with respect to any Receivable, the due date for payment thereof which is extended by an agreement between an Originator and an

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Obligor beyond the original Maturity Date, which is not, in any event, later than 124 days after its original Billing Date.

            "EXTENDED TERM INSTRUMENT" shall mean a draft executed by an Obligor in favor of an Originator evidencing the Extended Term Receivable substantially in the form attached as Exhibit B to the Purchase Agreement.

            "EXTENDED TERM INSTRUMENT REPORT" shall have the meaning set forth in Annex 5.02(a) to the Purchase Agreement.

            "EXTENDED TERM RECEIVABLE" shall mean a Receivable that has an Extended Maturity Date and is a liability of those Obligors that are listed on
Schedule 3 attached to this Annex X (each, an "EXTENDED TERM RECEIVABLE OBLIGOR" and collectively, the "EXTENDED TERM RECEIVABLE OBLIGORS"), as Schedule 3 may be amended from time to time by deletion of such Obligors pursuant to the definition of "Eligible Extended Term Receivables".

            "FACILITY TERMINATION DATE" shall mean the earliest of (a) the date so designated pursuant to Section 9.01 of the Purchase Agreement, (b) the Final Purchase Date, and (c) the date of termination of the Maximum Purchase Limit specified in a notice from Seller to the Purchaser delivered pursuant to and in accordance with Section 2.02(b) of the Purchase Agreement.

            "FAIR LABOR STANDARDS ACT" shall mean the provisions of the Fair Labor Standards Act, 29 U.S.C. Sections 201 et seq.

            "FEDERAL FUNDS RATE" shall mean, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by the Administrative Agent.

            "FEDERAL RESERVE BOARD" shall mean the Board of Governors of the Federal Reserve System.

            "FEE LETTER" shall mean that certain letter agreement dated December 26, 2002, between the Seller and the Administrative Agent.

            "FINAL PURCHASE DATE" shall mean December 26, 2005.

            "FINANCIAL STATEMENTS" shall mean, consolidated and consolidating income statements, statements of cash flows and balance sheets of the Parent delivered in accordance with Section 4.01(f) of the Sale Agreement, Annex 4.03(a) and Annex 4.03(b) to the Sale Agreement and separate income statements, statements of cash flows and balance sheets of the Seller delivered in accordance with Section 5.02 of the Purchase Agreement.

            "FIRST YEAR EARLY TERMINATION FEE" shall have the meaning assigned to it in the Fee Letter.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "FIXED CHARGES" shall mean, with respect to the Parent and its Subsidiaries, on a consolidated basis, for any fiscal period, (a) the aggregate of all Interest Expense payable in cash during such period, plus (b) scheduled payments of principal payable in cash with respect to Debt during such period.

            "FIXED CHARGE COVERAGE RATIO" shall mean, with respect to the Parent and its Subsidiaries, on a consolidated basis, for any fiscal period, the ratio of (a) the Consolidated EBITDA, minus Capital Expenditures (other than that portion of such Capital Expenditures that are financed) during such period and minus, to the extent not already deducted in the calculation of the Consolidated EBITDA, income taxes payable in cash with respect to such period (without adding back any tax credit received) and minus the aggregate of all redemptions, purchases, retirements, defeasances, or similar payments or acquisitions for value with respect to Debt (other than refinancing of any Permitted Outstanding Debt expressly permitted under the Purchase Agreement) and minus dividends paid in cash to (b) Fixed Charges.

            "FOREIGN SUBSIDIARY" shall mean a Subsidiary which is not a Domestic Subsidiary.

            "GAAP" shall mean (i) generally accepted accounting principles in the United States of America as in effect on the Closing Date for the purpose of calculating the Fixed Charge Coverage Ratio and (ii) generally accepted accounting principles in the United States of America as in effect from time to time for all other purposes.

            "GE CAPITAL" shall mean General Electric Capital Corporation, a Delaware corporation, and its successors and assigns.

            "GENERAL TRIAL BALANCE" shall mean, with respect to any Originator and as of any date of determination, such Originator's accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) as of such date, listing Obligors and the Receivables owing by such Obligors as of such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to the Seller and the Purchaser.

            "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be the amount equal to the lesser at such time of
(x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness; or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

            "GUARANTEED OBLIGATIONS" shall mean, collectively: (a) all covenants, agreements, terms, conditions and indemnities to be performed and observed by each of the Affiliated Party under and pursuant to the Sale Agreement and each other document executed and delivered by each of the Affiliated Party pursuant to the Sale Agreement, including, without limitation, the due and punctual payment of all sums which are or may become due and owing by any of the Affiliated Parties under the Sale Agreement, whether for fees, expenses (including counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason and (b) all obligations of Affiliated Parties under the Purchase Agreement, or which arise pursuant to the Purchase Agreement as a result of their termination as Servicers.

            "INCIPIENT SERVICER TERMINATION EVENT" shall mean any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Servicer Termination.

            "INCIPIENT TERMINATION EVENT" shall mean any event that, with the passage of time or notice or both, would, unless cured or waived, become a Termination Event.

            "INDEMNIFIED AMOUNTS" shall mean, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

            "INDEMNIFIED PERSON" shall have the meaning assigned to it in
Section 12.01(a) of the Purchase Agreement.

            "INDEMNIFIED TAXES" shall have the meaning assigned to it in Section 2.08(b) of the Purchase Agreement.

            "INDEPENDENT MEMBER" shall mean Castle IND MGR, Inc., a Delaware corporation.

            "INDEX RATE" shall mean, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Interest Rates" as the Bank prime loan rate or its equivalent), and (ii) the Federal Funds Rate plus fifty (50) basis points per annum. Each change in any interest rate provided for in the Purchase Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

            "INTENDED CHARACTERIZATION" shall mean, for income tax purposes, the characterization of the acquisition by the Purchaser of Purchaser Interests under the Purchase Agreement as a loan or loans by the Purchaser to the Seller secured by the Receivables and the Related Security.

            "INTEREST EXPENSE" shall mean, with respect to the Parent and its Subsidiaries and any period, the interest expense of such Person, determined on a consolidated basis for such period, including in any event the interest portion or payments under Capital Lease Obligations and interest expense for the relevant period that has been capitalized on the balance sheet of such Person and yield or other amounts due and payable (other than upfront fees) under any accounts receivable securitization facility to which any such Person is a party as seller or issuer.

            "INVESTMENT BASE" shall mean, as of any date of determination, the amount equal to the aggregate Outstanding Balance of all Eligible Receivables minus the Reserves with respect thereto, in each case as disclosed in the most recently submitted Investment Base Certificate or as otherwise determined by the Purchaser or the Administrative Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

            "INVESTMENT BASE CERTIFICATE" shall have the meaning assigned to it in Section 2.03(a)(i) of the Purchase Agreement.

            "INVESTMENT COMPANY ACT" shall mean the provisions of the Investment Company Act of 1940, 15 U.S.C. Sections 80a et seq., and any regulations promulgated thereunder.

            "INVESTMENT REPORTS" shall mean, collectively, the Investment Base Certificates, the Monthly Reports and each of the reports with respect to the Transferred Receivables, the Related Security and the Seller Collateral referred to in Annex 7.02 of the Purchase Agreement.

            "IRC" shall mean the Internal Revenue Code of 1986 and any regulations promulgated thereunder.

            "IRS" shall mean the Internal Revenue Service.

            "LENDERS" shall mean the lenders from time to time party to Permitted Outstanding Debt Documents.

            "LIBOR BUSINESS DAY" shall mean a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "LIBOR PERIOD" shall mean, with respect to any LIBOR Tranche, each period commencing on a LIBOR Business Day selected by Seller pursuant to the Purchase Agreement and ending one, two or three months thereafter, as selected by Seller's irrevocable notice to Administrative Agent as set forth in the Purchase Agreement; PROVIDED THAT the foregoing provision relating to LIBOR Periods is subject to the following:

            (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

            (b) any LIBOR Period that would otherwise extend beyond the Facility Termination Date shall end 2 LIBOR Business Days prior to such date;

            (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

            (d) Seller shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Tranche during a LIBOR Period for such LIBOR Tranche; and

            (e) Seller shall select LIBOR Periods so that there shall be no more than 5 separate LIBOR Tranches in existence at any one time.

            "LIBOR RATE" shall mean for each LIBOR Period, a rate of interest determined by the Administrative Agent equal to:

            (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

            (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is 2 LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board that are required to be maintained by a member bank of the Federal Reserve System.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Administrative Agent and Seller.

            "LIBOR TRANCHE" shall mean each portion of the Capital Investment (if any) that is accruing Daily Yield at a LIBOR Rate for a LIBOR Period.

            "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction).

            "LITIGATION" shall mean, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

            "LOCKBOX" shall have the meaning assigned to it in Section 6.01(a)(ii) of the Purchase Agreement.

            "LOCKBOX ACCOUNT" shall mean each lockbox account or blocked account listed on Schedule 4.01(r) to the Purchase Agreement as amended from time to time established in the name of the Seller and held at a Lockbox Account Bank, together with any other segregated deposit account established by the Seller for the deposit of Collections pursuant to and in accordance with Section 6.01(a) of the Purchase Agreement.

            "LOCKBOX ACCOUNT AGREEMENT" shall mean any agreement among any one or more Originators, the Seller, the Administrative Agent, a Lockbox Account Bank and/or Concentration Account Bank with respect to a Lockbox, Lockbox Account and/or Concentration Account that provides, among other things, that (a) all items of payment deposited in such Lockbox, Lockbox Account or Concentration Account are held by such Lockbox Account Bank or such Concentration Account Bank, as the case may be, as custodian for GE Capital, as Administrative Agent,
(b) neither the Lockbox Account Bank nor the Concentration Account Bank, as applicable, has any rights of setoff or recoupment or any other claim against such Lockbox Account or Concentration Account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such Account and for returned checks or other items of payment and (c) such Lockbox Account Bank agrees to forward all Collections received in such Lockbox Account to the Concentration Account within one Business Day of receipt of available funds, and such Concentration Account Bank agrees to forward all Collections received in the Concentration Account to the Collection Account within one Business Day of receipt of available funds, and is otherwise in form and substance acceptable to the Administrative Agent.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "LOCKBOX ACCOUNT BANK" shall mean any bank or other financial institution at which one or more Lockbox Accounts are maintained.

            "MARGIN STOCK" shall have the meaning set forth in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as from time to time in effect.

            "MASTER SERVICER" shall mean the Parent in its capacity as Master Servicer under the Purchase agreement, or any other Person designated as a Successor Servicer to the Master Servicer.

            "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on
(a) the business, assets, liabilities, operations, prospects or financial or other condition of (i) any Originator or the Originators considered as a whole,
(ii) the Seller or (iii) the Master Servicer and its Subsidiaries considered as a whole, (b) the ability of any Originator, the Seller or any Servicer to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of the Seller, the Purchaser or the Administrative Agent under any Related Document, (d) the federal income tax attributes of the sale, contribution or pledge of the Transferred Receivables and the Related Security pursuant to any Related Document or (e) the Transferred Receivables, the Related Security, the Originator Collateral, the Seller Collateral or the ownership interests or Liens of the Seller or the Purchaser or the Administrative Agent thereon or the priority of such interests or Liens.

            "MATERIAL DEBT" shall have the meaning assigned to it in Section 9.01(b) of the Purchase Agreement.

            "MATURITY DATE" shall mean, with respect to any Receivable, the due date for payment therefor specified in the Contract therefor, or, if no date is so specified, 30 days from the Billing Date.

            "MAXIMUM PURCHASE LIMIT" shall mean $60,000,000 as such amount may be reduced in accordance with Section 2.02(a) of the Purchase Agreement.

            "MONTHLY REPORT" shall mean a report in substantially the form of
Exhibit 2.03(a)(ii) to the Purchase Agreement.

            "MOODY'S" shall mean Moody's Investors Service, Inc. or any successor thereto.

            "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA with respect to which any Originator or ERISA Affiliate is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

            "NET WORTH PERCENTAGE" shall mean a fraction (expressed as a percentage) (a) the numerator of which equals the excess of assets over liabilities, in each case determined in

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
accordance with GAAP consistently applied and (b) the denominator of which equals the Outstanding Balance of Transferred Receivables.

            "NOTE AGREEMENTS" shall mean (i) that certain Note Agreement, dated as of May 15, 1997, as amended and in effect on the Closing Date, among the Parent and the holder of the Parent's Reset Rate Senior Secured Notes due 2009,
(ii) that certain Note Agreement, dated as of March 1, 1998, as amended and in effect on the Closing Date, among the Parent, the holders of the Parent's Reset Rate Series A Senior Secured Notes due 2008, the holders of the Parent's Reset Rate Series B Senior Secured Notes due 2010, and the holders of the Parent's Reset Rate Series C Senior Secured Notes due 2012, and (iii) that certain Note Agreement, dated as of April 1, 1996, as amended and in effect on the Closing Date, among the Parent and the holders of the Parent's Reset Rate Senior Secured Notes due 2008.

            "NOTE DOCUMENTS" shall mean, the Note Agreements, the Senior Notes and all notes, security agreements, guaranties, pledge agreements, mortgages and related collateral documents executed pursuant to any of the foregoing.

            "NOTEHOLDER" shall mean each holder of a Senior Note pursuant to a Note Agreement, and its successors and assigns.

            "OBLIGOR" shall mean, with respect to any Receivable, the Person primarily obligated to make payments in respect thereof.

            "OFFICER'S CERTIFICATE" shall mean, with respect to any Person, a certificate signed by an Authorized Officer of such Person.

            "ORGANIC DOCUMENTS" shall mean, relative to any Person, its certificate of incorporation, its by-laws, its partnership agreement, its memorandum and articles of association, its certificate of formation or articles of organization and limited liability company agreement and/or operating agreement, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interest.

            "ORIGINATOR" shall mean each of A. M. Castle & Co., a Maryland corporation, Oliver Steel Plate Co., a Delaware corporation, Keystone Tube Company, llc, a Delaware limited liability company, and Total Plastics, Inc., a Michigan corporation.

            "ORIGINATOR COLLATERAL" shall have the meaning assigned to it in
Section 7.01 of the Sale Agreement.

            "OUTSTANDING BALANCE" shall mean, with respect to any Receivable and as of any date of determination, the amount (which amount shall not be less than zero) equal to (a) the Billed Amount thereof, minus (b) all Collections received from the Obligor thereunder, minus (c) all discounts to or any other modifications that reduce such Billed Amount; PROVIDED THAT if the Administrative Agent or the Master Servicer makes a determination that all payments by such

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Obligor with respect to such Billed Amount have been made, the Outstanding Balance shall be zero.

            "PARENT" shall mean A. M. Castle & Co., a Maryland corporation.

            "PARENT GROUP" shall mean the Parent and each of its Affiliates (other than the Seller and the Independent Member).

            "PBGC" shall mean the Pension Benefit Guaranty Corporation.

            "PENSION PLAN" shall mean a Plan described in Section 3(2) of ERISA.

            "PER ANNUM DAILY MARGIN" shall have the meaning assigned to it in the Fee Letter:

            "PERFORMANCE UNDERTAKING" shall mean the provisions of Article VIII of the Sale Agreement.

            "PERMITTED INDEPENDENT MEMBER ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) deposits securing statutory obligations of the Independent Member; and (c) presently existing or hereinafter created Liens in favor of the Collateral Administrative Agent on the Independent Member's Equity Interest in the Seller.

            "PERMITTED INVESTMENTS" shall mean any of the following:

            (a) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the federal government of the United States or obligations of any agency or instrumentality thereof if such obligations are backed by the full faith and credit of the federal government of the United States, in each case with maturities of not more than 90 days from the date acquired;

            (b) repurchase agreements on obligations of the type specified in clause (a) of this definition; provided, that the short-term debt obligations of the party agreeing to repurchase are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's;

            (c) federal funds, certificates of deposit, time deposits and bankers' acceptances of any depository institution or trust company incorporated under the federal laws of the United States or any state, in each case with original maturities of not more than 90 days or, in the case of bankers' acceptances, original maturities of not more than 365 days; provided, that the short-term obligations of such depository institution or trust company are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's;

            (d) commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof with original maturities of not more than 30 days

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
that on the date of acquisition are rated at least A-1 or the equivalent by S&P and P-1 or the equivalent by Moody's; and

            (e) securities of money market funds rated at least Aam or the equivalent by S&P and P-1 or the equivalent by Moody's.

            "PERMITTED ORIGINATOR ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Originator, the Seller or any Servicer is a party as lessee made in the ordinary course of business; (d) deposits securing statutory obligations of any Originator, the Seller or any Servicer; (e) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $500,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Originator, the Seller or any Servicer is a party;
(h) any attachment or judgment Lien not constituting a Termination Event under
Section 9.01(f) of the Purchase Agreement; (i) Liens existing on the Closing Date and listed on Schedule 4.04(b) of the Sale Agreement; (j) [reserved]; (k) [reserved]; (l) Liens securing Debt which is incurred to extend, refinance, renew, replace, defease or refund Debt which has been secured by a Lien permitted under the Sale Agreement and is permitted to be extended, refinanced, renewed, replaced, defeased or refunded under the Sale Agreement but only to the extent that such Lien is limited to the same collateral as that covered by the prior Lien; (m) Liens securing the Permitted Outstanding Debt so long as such Liens (A) do not encumber Originator Collateral or Seller Collateral, (B) are granted to one or more holders of the Permitted Outstanding Debt pursuant to agreements, instruments or documents which have been reviewed by the Administrative Agent and which are reasonably satisfactory to the Administrative Agent, and (C) an intercreditor agreement satisfactory to the Administrative Agent has been entered into between the Administrative Agent and such holders of the Permitted Outstanding Debt or an agent authorized to act on their behalf; and (n) presently existing or hereinafter created Liens in favor of the Buyer, the Seller, the Purchaser or the Administrative Agent.

            "PERMITTED OUTSTANDING DEBT" shall mean existing Debt described in
Schedule 2 to this Annex X with the holders of such Debt as described in that Schedule (or with any other future holder of such Debt reasonably satisfactory to the Administrative Agent) and refinancings thereof or amendments or modifications thereof that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same and other than as expressly permitted in the Purchase Agreement) and that are otherwise on terms and conditions no less favorable to any Seller Party or the Administrative Agent, as determined by the Administrative Agent, than the terms of the Debt being refinanced, amended or modified.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "PERMITTED OUTSTANDING DEBT DOCUMENTS" shall mean the agreements, indentures, and related documents and instruments evidencing the Permitted Outstanding Debt, each in effect as of the Closing Date.

            "PERMITTED SELLER ENCUMBRANCES" shall mean the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable (other than with respect to environmental matters); (b) deposits securing statutory obligations of the Seller; and (c) presently existing or hereinafter created Liens in favor of the Purchaser or the Administrative Agent.

            "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited liability company, institution, public benefit corporation, joint stock company, Governmental Authority or any other entity of whatever nature.

            "PLAN" shall mean, at any time, an "employee benefit plan," as defined in Section 3(3) of ERISA, that any Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any Originator or ERISA Affiliate.

            "PROJECTIONS" shall mean Parent Group's forecasted consolidated and consolidating: (a) balance sheets; (b) income statements; and (c) cash flow statements, all prepared on a Subsidiary-by-Subsidiary or division-by-division basis, if applicable, and otherwise consistent with the historical Financial Statements of Parent, together with appropriate supporting details and a statement of underlying assumptions.

            "PURCHASE" shall have the meaning assigned to it in Section 2.01 of the Purchase Agreement.

            "PURCHASE AGREEMENT" shall mean that certain Receivables Purchase and Servicing Agreement dated as of December 26, 2002, among the Seller, the Independent Member, the Purchaser, the Servicers and the Administrative Agent.

            "PURCHASE ASSIGNMENT" shall mean that certain Purchase Assignment, dated as of December 26, 2002, by and between the Seller and the Purchaser in the form attached as Exhibit 2.04(a) to the Purchase Agreement.

            "PURCHASE DATE" shall mean each day on which a Purchase is made.

            "PURCHASE DISCOUNT RATE CAP" shall mean a rate equal to eighty-five percent (85%); PROVIDED THAT the Purchase Discount Rate Cap may be changed at any time as determined by the Administrative Agent in its reasonable credit judgment exercised in good faith.

            "PURCHASE EXCESS" shall mean, as of any date of determination, the extent to which the Capital Investment exceeds the Availability, in each case as disclosed in the most

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
recently submitted Investment Base Certificate or as otherwise determined by the Purchaser or the Administrative Agent based on Seller Collateral information available to any of them, including any information obtained from any audit or from any other reports with respect to the Seller Collateral, which determination shall be final, binding and conclusive on all parties to the Purchase Agreement (absent manifest error).

            "PURCHASE REQUEST" shall have the meaning assigned to it in Section 2.03(b) of the Purchase Agreement.

            "PURCHASER" shall mean GE Capital, its successors and assigns.

            "PURCHASER INTEREST" shall mean the undivided percentage ownership interest of the Purchaser in the Transferred Receivables and the Related Security which are purchased under the Purchase Agreement. The Purchaser Interest of the Purchaser shall be expressed as a fraction of the total Transferred Receivables computed as follows:

            PI  = C + DR / IB x DPR

      where:

            PI  = the Purchaser Interest at the time of determination;

            C   = the aggregate Capital Investment at such time;

            DR  = the Discount Reserve plus the Availability Reserve;

            IB  = the Investment Base at such time; and

            DPR = the Dynamic Purchase Discount Rate at such time.

The Purchaser Interest shall be calculated (or deemed to be calculated) on each Business Day from the Closing Date through the Facility Termination Date; from and after the Facility Termination Date, the Purchaser Interest of the Purchaser shall be the Purchaser Interest of such Purchaser as calculated on the Business Day immediately preceding the Facility Termination Date until the Termination Date, at which time the Purchaser Interest shall equal zero.

            "QUALIFIED PLAN" shall mean a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

            "RATIOS" shall mean, collectively, the Dilution Ratio, the Default Ratio, the Delinquency Ratio, the Receivables Collection Turnover and Net Worth Percentage.

            "RECEIVABLE" shall mean, with respect to any Obligor, indebtedness of such Obligor (whether constituting an account, a payment intangible, an instrument or otherwise)

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
arising from the sale of merchandise, goods or services by an Originator to such Obligor, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto; PROVIDED THAT the definition of "Receivable" shall exclude the Excluded Receivables.

            "RECEIVABLES COLLECTION TURNOVER" shall mean, as of any date of determination, the amount (expressed in days) equal to:

            (a) a fraction, (i) the numerator of which is equal to the average of the Outstanding Balances of Transferred Receivables on the first day of the three (3) Settlement Periods immediately preceding such date and (ii) the denominator of which is equal to aggregate Collections received during such three (3) Settlement Periods with respect to all Transferred Receivables, multiplied by

            (b) the number of days contained in such three (3) Settlement
Periods.

            "RECORDS" shall mean all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any Originator, any Servicer, any Sub-Servicer or the Seller with respect to the Receivables and the Obligors thereunder, the Originator Collateral and the Seller Collateral.

            "REGULATORY CHANGE" shall mean any change after the Closing Date in any federal, state or foreign law or regulation (including Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, directive or request under any federal, state or foreign law or regulation (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to any Affected Party.

            "REINVESTMENT PURCHASE" shall have the meaning assigned to it in
Section 2.01 of the Purchase Agreement.

            "REJECTED AMOUNT" shall have the meaning assigned to it in Section
4.05 of the Sale Agreement.

            "RELATED DOCUMENTS" shall mean each Lockbox Account Agreement, the Sale Agreement (including, without limitation, the Performance Undertaking contained therein), the Purchase Agreement, the Purchase Assignment, the Fee Letter and all other agreements, instruments, documents and certificates identified in the Schedule of Documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with either Sale Agreement, the Purchase Agreement or the transactions contemplated thereby. Any reference in either Sale

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Agreement, the Purchase Agreement or any other Related Document to a Related Document shall include all Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

            "RELATED SECURITY" shall mean with respect to any Receivable:

            (a) all supporting obligations (as defined in Article 9 of the UCC), security interests or Liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon;

            (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable;

            (c) all right, title and interest of the Parent or any Subsidiary in and to any goods (including Returned Goods) the sale of which gave rise to such Receivable and all right, title and interest of the Parent or any Subsidiary in and to payments made on account of Scrapped Goods; provided that Related Security will not include Returned Goods from and after the time, if any, when the Seller shall have received full cash payment required to be made under the Sale Agreement on account of the reduction of the Outstanding Balance of the Receivable related to such Returned Good);

            (d) all Collections;

            (e) all Records;

            (f) all of the following (collectively, the "ACCOUNT COLLATERAL")
(A) in the case of any Originator, all deposit accounts and/or lockboxes established for collection of Receivables and all funds on deposit therein and all certificates and instruments, if any, at any time or evidencing such accounts, lockboxes or such funds and (B) in the case of Seller:

                  (1) all deposit accounts, including the Lockbox Accounts, the Lockboxes, and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing any deposit account, the Lockbox Accounts, the Lockboxes or such funds,

                  (2) the Collection Account, the Concentration Account and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Concentration Account or such funds,

                  (3) all Deposit Investments from time to time of amounts in the Collection Account, and all certificates, instruments and

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
                  investment property, if any, from time to time representing or evidencing such Deposit Investments,

                  (4) all notes, certificates of deposit and other instruments in substitution for or relating to any of the then existing Account Collateral, and

                  (5) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Account Collateral; and

            (g) all proceeds of such Receivable and with respect to any of the foregoing.

            "REPAYMENT NOTICE" shall have the meaning assigned to it in Section 2.03(c) of the Purchase Agreement.

            "RESERVES" shall mean the aggregate Concentration Discount Amount for all Obligors of Transferred Receivables plus the Credit Memo Reserve and any other reserves as the Administrative Agent may establish from time to time in its credit judgment exercised in good faith.

            "RETIREE WELFARE PLAN" shall mean, at any time, a Welfare Plan that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

            "RETURNED GOODS" shall mean goods, the sale of which gave rise to a Receivable, that are returned to an Originator by an Obligor for any reason.

            "REVOLVING PERIOD" shall mean the period from and including the Closing Date through and including the day immediately preceding the Facility Termination Date.

            "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            "SALE" shall mean with respect to a sale of Receivables under the Sale Agreement, a sale of Receivables by an Originator to the Seller in accordance with the terms of the Sale Agreement.

            "SALE AGREEMENT" shall mean that certain Receivables Sale and Contribution Agreement dated as of December 26, 2002, among the Originators, as sellers, the Parent, and the Seller, as buyer thereunder.

                                                    A.M. Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SALE PRICE" shall mean, with respect to any Sale of Sold Receivables, the price calculated by the Seller and approved from time to time by the Administrative Agent equal to:

            (a) the Outstanding Balance of such Sold Receivable, minus

            (b) the expected costs to be incurred by the Seller in financing the purchase of such Sold Receivables until the Outstanding Balance of such Sold Receivables is paid in full, minus

            (c) the portion of such Sold Receivables that are reasonably expected by such Originator to become Defaulted Receivables, minus

            (d) the portion of such Sold Receivables that are reasonably expected by such Originator to be reduced by means other than the receipt of Collections thereon or pursuant to clause (c) above, minus

            (e) amounts expected to be paid to the Servicers with respect to the servicing, administration and collection of such Sold Receivables;

PROVIDED THAT such calculations shall be determined based on the historical experience of (y) such Originator, with respect to the calculations required in each of clauses (c) and (d) above, and (z) the Seller, with respect to the calculations required in clauses (b) and (e) above.

            "SCHEDULE OF DOCUMENTS" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Sale Agreement, the Purchase Agreement and the other Related Documents and the transactions contemplated thereunder, substantially in the form attached as Annex Y to the Purchase Agreement and the Sale Agreement.

            "SCRAPPED GOODS" shall mean goods, the sale of which gave rise to a Receivable, which are rejected by the applicable Obligor for any reason but which are scrapped rather than being returned to the applicable Originator or any of its Affiliates.

            "SECOND YEAR EARLY TERMINATION FEE" shall have the meaning assigned to it in the Fee Letter.

            "SECURITIES ACT" shall mean the provisions of the Securities Act of 1933, 15 U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

            "SECURITIES EXCHANGE ACT" shall mean the provisions of the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

            "SELLER" shall mean Castle SPFD, LLC, a Delaware limited liability company, in its capacity as seller under the Purchase Agreement.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SELLER ACCOUNT" shall mean a deposit account maintained in the name of the Seller at a commercial bank in the United States of America, as designated by the Seller from time to time.

            "SELLER ASSIGNED AGREEMENTS" shall have the meaning assigned to it in Section 8.01(b) of the Purchase Agreement.

            "SELLER COLLATERAL" shall have the meaning assigned to it in Section
8.01 of the Purchase Agreement.

            "SELLER PARTIES" shall have the meaning assigned to it in the recitals of the Purchase Agreement.

            "SELLER SECURED OBLIGATIONS" shall mean all loans, advances, debts, liabilities, indemnities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by the Seller to any Affected Party under the Purchase Agreement and any document or instrument delivered pursuant thereto, and all amendments, extensions or renewals thereof, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising thereunder, including Capital Investment, Daily Yield, Unused Facility Fees, amounts in reduction of Purchase Excess, Successor Servicing Fees and Expenses, Additional Amounts and Indemnified Amounts. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against the Seller in bankruptcy, whether or not allowed in such case or proceeding), fees, charges, expenses, attorneys' fees and any other sum chargeable to the Seller thereunder, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations that are paid to the extent all or any portion of such payment is avoided or recovered directly or indirectly from any Purchaser or the Administrative Agent or any transferee of the Purchaser or the Administrative Agent as a preference, fraudulent transfer or otherwise.

            "SENIOR NOTE" shall mean any of the Parent's Reset Rate Senior Secured Notes, due May 30, 2009, Reset Rate Series A Senior Secured Notes, due March 1, 2008, Reset Rate Series B Senior Secured Notes, due March 1, 2010, Reset Rate Series C Senior Secured Notes, due March 1, 2012, or Reset Rate Senior Secured Notes, due April 15, 2008.

            "SERVICER" shall mean each of the Master Servicer, Oliver Steel Plate Co., a Delaware corporation and Total Plastics, Inc., a Michigan corporation, each in its capacity as a Servicer under the Purchase Agreement, or any other Person designated as a Successor Servicer.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "SERVICER TERMINATION NOTICE" shall mean any notice by the Administrative Agent to any Servicer that (a) an Event of Servicer Termination has occurred and (b) the Servicers' appointment under the Purchase Agreement has been terminated.

            "SERVICING FEE" shall mean, for any day within a Settlement Period, the amount equal to (a)(i) the Servicing Fee Rate divided by (ii) 360, multiplied by (b) the Transferred Receivables on such day.

            "SERVICING FEE RATE" shall mean 1.00%.

            "SERVICING RECORDS" shall mean all documents, books, Records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Master Servicer with respect to the Transferred Receivables and the Related Security and the Obligors thereunder.

            "SERVICING SOFTWARE" shall mean the data processing software used by the Originators, Master Servicer and/or Seller for the purpose of servicing, monitoring, and retaining data regarding the Transferred Receivables and the Related Security and the Obligors thereunder.

            "SETTLEMENT DATE" shall mean the tenth Business Day following the end of each Settlement Period.

            "SETTLEMENT PERIOD" shall mean (a) solely for purposes of determining the Ratios, (i) with respect to all Settlement Periods other than the final Settlement Period, each calendar month, whether occurring before or after the Closing Date, and (ii) with respect to the final Settlement Period, the period ending on the Termination Date and beginning with the first day of the calendar month in which the Termination Date occurs, and (b) for all other purposes, (i) with respect to the initial Settlement Period, the period from and including the Closing Date through and including the last day of the calendar month in which the Closing Date occurs, (ii) with respect to the final Settlement Period, the period ending on the Termination Date and beginning with the first day of the calendar month in which the Termination Date occurs, and
(iii) with respect to all other Settlement Periods, each calendar month.

            "SOLD RECEIVABLE" shall have the meaning assigned to it in Section 2.01(b) of the Sale Agreement.

            "SOLVENT" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X
liabilities (such as Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "SUB-SERVICER" shall mean any Person with whom any Servicer enters into a Sub-Servicing Agreement.

            "SUB-SERVICING AGREEMENT" shall mean any written contract entered into between any Servicer and any Sub-Servicer pursuant to and in accordance with Section 7.01 of the Purchase Agreement relating to the servicing, administration or collection of the Transferred Receivables.

            "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

            "SUCCESSOR SERVICER" shall have the meaning assigned to it in
Section 11.02 of the Purchase Agreement.

            "SUCCESSOR SERVICING FEES AND EXPENSES" shall mean the fees and expenses payable to the Successor Servicer as agreed to by the Seller, the Purchaser and the Administrative Agent.

            "TERMINATION DATE" shall mean the date on which (a) Capital Investment has been permanently reduced to zero, (b) all other Seller Secured Obligations under the Purchase Agreement and the other Related Documents have been indefeasibly repaid in full and completely discharged and (c) the Maximum Purchase Limit has been irrevocably terminated in accordance with the provisions of Section 2.02(b) of the Purchase Agreement.

            "TERMINATION EVENT" shall have the meaning assigned to it in Section
9.01 of the Purchase Agreement.

            "TITLE IV PLAN" shall mean a Pension Plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA and that any Originator or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

            "TRANSFER" shall mean any Sale or capital contribution of Transferred Receivables and the Related Security to the Seller pursuant to the terms of the Sale Agreement.

            "TRANSFER DATE" shall have the meaning assigned to it in Section 2.01(a) of the Sale Agreement.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            "TRANSFERRED RECEIVABLE" shall mean any Sold Receivable or Contributed Receivable; PROVIDED THAT any Receivable repurchased by an Originator thereof pursuant to Section 4.05 of the Sale Agreement shall not be deemed to be a Transferred Receivable from and after the date of such repurchase unless such Receivable has subsequently been repurchased by or contributed to the Seller.

            "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

            "UNAPPROVED RECEIVABLE" shall mean any Receivable (a) with respect to which the Obligor thereunder is not an Obligor on any Transferred Receivable and whose customer relationship with an Originator arises as a result of the acquisition by such Originator of another Person, (b) that was originated in accordance with standards established by another Person acquired by an Originator, in each case, solely with respect to any such acquisitions that have not been approved in writing by the Administrative Agent and then only for the period prior to any such approval, or (c) with respect to which the Obligor thereunder is not creditworthy, as determined by the Administrative Agent in its reasonable credit judgment.

            "UNDERFUNDED PLAN" shall mean any Plan that has an Underfunding.

            "UNDERFUNDING" shall mean, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the IRC) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

            "UNFUNDED LIABILITY" shall mean, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five years following a transaction that might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Originator or any ERISA Affiliate as a result of such transaction.

            "UNITED STATES" shall mean the United States of America (including the District of Columbia but otherwise excluding its territories and possessions).

            "UNUSED FACILITY FEE" shall mean, as of any date of determination, a fee equal to the product of (a) the applicable Per Annum Daily Margin for Unused Facility Fees multiplied by (b) the excess (if any) of the Maximum Purchase Limit over the aggregate Capital Investment.

            "WELFARE PLAN" shall mean a Plan described in Section 3(1) of ERISA.

            SECTION 2. Other Terms and Rules of Construction.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (a) Accounting Terms. Rules of construction with respect to accounting terms used in any Related Document shall be as set forth in Annex 4.04(l) to the Sale Agreement. Unless otherwise specifically provided therein, any accounting term used in any Related Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

            (b) Other Terms. All other undefined terms contained in any of the Related Documents shall, unless the context indicates otherwise, have the meanings provided for by the UCC as in effect in the State of New York from time to time to the extent the same are used or defined therein.

            (c) Rules of Construction. Unless otherwise specified, references in any Related Document or any of the Appendices thereto to a Section, subsection or clause refer to such Section, subsection or clause as contained in such Related Document. The words "herein," "hereof" and "hereunder" and other words of similar import used in any Related Document refer to such Related Document as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in such Related Document or any such annex, exhibit or schedule. Any reference to or definition of any document, instrument or agreement shall, unless expressly noted otherwise, include the same as amended, restated, supplemented or otherwise modified from time to time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Related Documents) or, in the case of Governmental Authorities, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

            (d) Rules of Construction for Determination of Ratios. The Ratios as of the last day of the Settlement Period immediately preceding the Closing Date shall be established by the Administrative Agent on or prior to the Closing Date and the underlying calculations for periods immediately preceding the Closing Date to be used in future calculations of the Ratios shall be established by the Administrative Agent on or prior to the Closing Date in accordance with Schedule 1 attached to this Annex X. For purposes of calculating the Ratios, (i) averages shall be computed by rounding to the third decimal place and (ii) the Settlement Period in which the date of determination thereof occurs shall not be included in the computation thereof and the first Settlement Period immediately preceding such date of determination shall be deemed to be the Settlement Period immediately preceding the Settlement Period in which such date of determination occurs.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 1

                        RULES OF CONSTRUCTION FOR RATIOS

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 2

                           PERMITTED OUTSTANDING DEBT

            (a) Four Letters of Credit issued by Bank of America, N.A. for the account of Parent pursuant to that certain Reimbursement Agreement, dated as of June 1, 1994 by the Parent in favor of NBD Bank, N.A., as assigned and amended pursuant to the terms of an Assignment and Amendment of Reimbursement Agreement, dated as of June 12, 2001, by and among the Parent, Bank One, NA (successor to NBD Bank, N.A.) and the Bank of America, N.A., as further amended from time to time, and Parent's obligations pursuant to such Reimbursement Agreement;

            (b) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Village of Rosemont, Illinois and A. M. Castle & Co.;

            (c) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Village of Franklin Park, Illinois and A. M. Castle & Co.;

            (d) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between Director of Ohio Department of Development and A. M. Castle & Co.;

            (e) Obligations of Parent under that certain Loan Agreement, dated June 1, 1994, between The City of Kansas City, Missouri and A. M. Castle & Co.;

            (f) A Letter of Credit issued by Bank of America, N.A. for the account of Parent pursuant to that certain Reimbursement Agreement, dated as of November 1, 1994 by the Parent in favor of NBD Bank, N.A., as assigned and amended pursuant to the terms of an Assignment and Amendment of Reimbursement Agreement, dated as of November 1, 2001, by and among the Parent, Bank One, NA (successor to NBD Bank, N.A.) and the Bank of America, N.A., as further amended from time to time, and Parent's obligations pursuant to such Reimbursement Agreement;

            (g) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of the Bank of America, N.A., pursuant to which they guarantee certain payments with respect of the Reimbursement Agreements described in items (a) and (f) above;

            (h) Obligations of Parent under that certain Loan Agreement, dated November 1, 1994, between City of Hammond, Indiana and A. M. Castle & Co.

            (i) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by the Parent in favor of the Bank of America, N.A., pursuant to which the Parent guarantees certain payments in respect of the Economic Development Revenue Bonds, Series 1998 (Keystone Service, Inc. Project) issued by the City of La Porte, Indiana;

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (j) Obligations of Keystone Service, Inc. under that certain Loan Agreement, dated April 1, 1998, between the City of LaPorte, Indiana and Keystone Service, Inc.;

            (k) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by the Parent in favor of the Bank of America, N.A., pursuant to which the Parent guarantees certain payments in respect of the Tax-Exempt Industrial Revenue Bonds (A. M. Castle & Co. Project Series 1996) issued by the Mecklenburg County Industrial Facilities and Pollution Control Financing Authority;

            (l) Obligations of Parent under that certain Loan Agreement, dated July 1, 1996, between The Mecklenburg County Industrial Facilities and Pollution Control Financing Authority and A. M. Castle & Co.;

            (m) Obligations pursuant to that certain Irrevocable Documentary Credit No. 7273987 in the stated amount of $1,800,000 issued by the Bank of America, N.A. for the account of Parent, as amended from time to time;

            (n) Obligations pursuant to that certain Irrevocable Standby Letter of Credit No. 7409195 in the stated amount of $5,000,000 issued by the Bank of America, N.A. for the account of Parent pursuant to that certain Application and Agreement for Standby Letter of Credit, dated March 15, 2002, as amended from time to time;

            (o) Obligations pursuant to that certain Amended and Restated Limited Guaranty, dated as of March 8, 2002, by the Parent in favor of the Bank of America, N.A., as agent on behalf of certain Lenders from time to time party to the Kreher Credit Agreement (as defined below), pursuant to which the Parent guarantees certain Obligations (as defined in the Kreher Credit Agreement) under that certain Amended and Restated Credit Agreement, dated as of March 8, 2002 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Kreher Credit Agreement"), among Bank of America, N.A., Lenders and Kreher Steel Company, LLC;

            (p) Senior Notes issued by the Parent pursuant to that certain Note Agreement, dated as of March 1, 1998, among the Parent, Allstate Life Insurance Company, The Northwestern Mutual Life Insurance Company, Massachusetts Mutual Life Insurance Company, Mutual of Omaha Insurance Company and United of Omaha Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (q) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Allstate Insurance Company, The Northwestern Life Insurance Company, Massachusetts Mutual Life Insurance Company, Mutual of Omaha Insurance Company and United of Omaha Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (p) above;

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

            (r) Senior Notes issued by the Parent pursuant to that certain Note Agreement dated as of April 1, 1996 between the Parent and Nationwide Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (s) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Nationwide Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (r) above;

            (t) Senior Notes issued by the Parent pursuant to that certain Note Agreement dated as of May 15, 1997 among the Parent, Massachusetts Mutual Life Insurance Company and United of Omaha Life Insurance Company, as amended by the First Amendment and Waiver to Note Agreement, dated as of December 1, 1998, the Second Amendment to Note Agreement dated November 22, 2002 and the Third Amendment to Note Agreement dated as of December 26, 2002;

            (u) Obligations pursuant to that certain Guarantee Agreement, dated as of November 22, 2002, by Parent and certain of its subsidiaries in favor of Massachusetts Mutual Life Insurance Company and United of Omaha Life Insurance Company and any future noteholders pursuant to which they guarantee certain payments in respect of the Note Agreement described in item (t) above;

            (v) Obligations pursuant to that certain Trade Acceptance Purchase Agreement dated as of August 13, 2001 between the Parent and The Northern Trust Company, as amended by the First Amendment thereto dated as of April 29, 2002, the Second Amendment thereto dated as of June 30, 2002, the Third Amendment thereto dated as of November 22, 2002 and the Fourth Amendment thereto dated December 26, 2002, in an aggregate amount not in excess of $8,000,000;

            (w) Credit facilities in the aggregate amount not to exceed CDN $30,000,000 pursuant to that certain Letter Agreement, dated November 20, 2002, between The Bank of Nova Scotia and Parent and the Terms and Conditions attached thereto; and

            (x) Obligations of A. M. Castle & Co. (Canada), Inc. to the Manitoba Development Corporation pursuant to that certain commitment letter dated September 15, 1998 and the related Demand Debenture dated January 7, 1999.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE 3

                        EXTENDED TERM RECEIVABLE OBLIGORS

B & G Manufacturing Co.
J. Baur Machining Inc.
C E S Machine Products Inc.
Conn Tool Mfg. Co. Inc.
Crown Equipment Corp.
Dri-Honing Corp.
Dynaquip Controls Corp.
E B C Industries
Ferguson Metals Inc.
Forest Engineering Inc.
Hall Industries Inc.
Halvorsen Boiler & Eng. Co.
Hanover Gear Manufacturing Co.
Harbor Steel & Supply Corp.
Harmon's Machine Works Inc.
Holgate Products Inc.
Hyspan Prec. Products Inc.
J P Products Inc.
Lake Engineering Inc.
Loudon Industries Inc.
McWilliams Forge Co. Inc.
Metal Mart LLC
Muncy Machine & Tool Co. Inc.
Niles Machine & Tool Works Inc.
Northland Screw Prdts. Inc.
P B M Incorporated
Pace Engineering Inc.
Paughco Inc.
Saelens Corp.
Senior Aerospace - Jet Products
Southern Manufacturing Tech.
Standard - Hall Group
Stanley Mach. & Tool Corp.
Stedman Machine Co.
Texas Pneumatic Tools Inc.
TOG Machining Co. Inc.
Trinity Forge Inc.
Western Cutterheads Inc.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

Youngers & Sons Mfg. Co. Inc.
Zak Inc.

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                   SCHEDULE CC

                         FORM OF COMPLIANCE CERTIFICATE

                                [To be Attached]

                                                     A.M Castle & Co. et al. and
                                                                Castle SPFD, LLC
                                                                         Annex X

                                       44